UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NU-MED PLUS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NU-MED PLUS, INC.
640 Belle Terre Rd., Building 2 E
Port Jefferson, NY 11777
(631) 403-4337

November 13, 2026

Dear Stockholder:
The Board of Directors and officers of Nu-Med Plus, Inc., a Utah corporation, join me in extending to you a cordial invitation to attend the 2026 annual meeting of our stockholders, which we refer to as the annual meeting. This meeting will be held on December 14, 2026 at 11:00 am central standard time, at
www.ethigov.com/proxy/numd2026
. To reduce meeting expenses, the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at
www.ethigov.com/proxy/numd2026
with your Control ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting. Details regarding the business to be conducted are more fully described in the accompanying Notice of Virtual Annual Meeting of Stockholders and Proxy Statement.
To be admitted to the virtual annual meeting, stockholders must enter the Control ID found on their proxy card at the website provided above, at the time of the virtual annual meeting. If you are unable to attend the virtual annual meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the proxy notice or proxy card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card.
If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.
We look forward to your participation at the December 14, 2026 annual meeting. Your vote and participation in our governance are very important to us.
Sincerely,
/s/ William Hayde
Chairman
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on December 14, 2026.
Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at the following cookies-free website that can be accessed anonymously:
www.ethigov.com/proxy/numd2026
. Stockholders may also vote prior to the meeting at
www.ethigov.com/proxy/numd2026
.
i

NU-MED PLUS, INC.
640 Belle Terre Rd., Building 2 E
Port Jefferson, NY 11777
(631) 403-4337
___________________________
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 14, 2026
___________________________
To the Stockholders of Nu-Med Plus, Inc.:
We are pleased to provide you notice of, and to invite you to attend, the 2026 annual meeting of the stockholders of Nu-Med Plus, Inc., a Utah corporation (the “
Company
”, “
Nu-Med
”, “
we
” or “
us
”), which will be held in a virtual meeting format only, by live audio webcast, on Monday, December 14, 2026 at
www.ethigov.com/proxy/numd2026
. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at
www.ethigov.com/proxy/numd2026
 with your Control ID, and thereafter following the instructions to join the virtual meeting. The annual meeting is being held for the following purposes:
1.
To consider and vote upon a proposal to elect three directors to the Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, as named in, and set forth in greater detail in this proxy statement (the “
Board Proposal
”);

2.	To consider and vote upon a proposal to ratify the appointment of Fruci & Associates II, PPLC as our independent auditors for the fiscal year ending December 31, 2026 (the “ Auditor Proposal ”);
3.	To consider a non-binding advisory vote on compensation of our named executive officers (the “ Say on Pay Proposal ”);
4.	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers (the “ Say on Pay Frequency Proposal ”);
5.	To adopt the Nu-Med Plus, Inc. 2026 Equity Incentive Plan (the “ 2026 Plan ” and the “ Equity Plan Proposal ”);
6.	To authorize the reincorporation of the Company from the State of Utah to the State of Nevada (the “ Reincorporation Proposal ”);
7.	To approve a change in our name from “Nu-Med Plus, Inc.” to “Avid Gold, Inc.” (the “ Name Change Proposal ”);
8.	To approve a reverse stock split of our issued and outstanding shares of our common stock, par value $0.001 per share, by a ratio of 1-for-27 (the “ Reverse Split Proposal ”);
9.
To approve in connection with the Reincorporation, an increase in the number of authorized shares of our common stock, $0.001 par value per share, that we may issue from 90,000,000 to 500,000,000 (the “
Authorized Common Share Increase Proposal
”);

10.
To approve in connection with the Reincorporation, an increase in the number of authorized shares of our preferred stock, $0.001 par value per share, that we may issue from 10,000,000 to 20,000,000 (the “
Authorized Preferred Share Increase Proposal
”);

11.
To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve the Reincorporation Proposal, Name Change Proposal, Reverse Split Proposal, Authorized Common Share Increase Proposal or the Authorized Preferred Share Increase Proposal (the “
Adjournment Proposal
”); and

12.	Other Proposals – to consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
ii

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “
FOR ALL
” FOR PROPOSAL ONE, “
FOR
” PROPOSALS TWO, THREE, FIVE, SIX, SEVEN, EIGHT, NINE, TEN, AND ELEVEN, AND FOR “
3 YEARS
” FOR PROPOSAL FOUR.
We do not expect to transact any other business at the annual meeting. Our Board of Directors has fixed the close of business on November 6, 2026 as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof (the “
Record Date
”). Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A complete list of our stockholders will be available for examination at our offices in Port Jefferson, New York, during ordinary business hours for a period of 10 days prior to the annual meeting.
We cordially invite you to attend the virtual annual meeting if you were a stockholder of record who owned the Company’s common stock shares at the close of business on November 6, 2026. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “
street name
” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.
The enclosed proxy statement, which is first being mailed to stockholders on or about November 6, 2026, is also available at
www.ethigov.com/proxy/numd2026
. This website also includes copies of the form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2025, which we refer to as the 2025 annual report. Stockholders may also vote prior to the meeting at
www.ethigov.com/proxy/numd2026
. Materials will also be hosted on this site in addition to the virtual meeting link. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (631) 403-4337.
Even if you plan to attend the virtual annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.
By Order of the Board of Directors
/s/ William Hayde
Chairman
Port Jefferson, NY
November 13, 2026
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.
iii

iv

v

PROPOSAL 5 – EQUITY PLAN PROPOSAL	29

General	29
General Information About The 2026 Plan	29
The Evergreen Provisions of the 2026 Plan will increase the shares available for equity awards following the Reverse Stock Split and may result in substantial dilution to existing stockholders	30
Shares Available Under the 2026 Plan; Evergreen Provision	30
Administration	31
Eligibility	31
Limit on Non-Employee Director Compensation	31
Option Terms	32
Restricted Stock Unit Awards	33
Restricted Stock Awards	33
Stock Appreciation Rights	33
Performance Awards	33
Other Stock Awards	34
Tax Withholding Adjustments	34
Changes to Capital Structure	34
Corporate Transactions	34
Change in Control	35
Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights	35
Duration; Termination of the 2026 Plan	35
Federal Income Tax Consequences	35
Incentive Stock Options	35
Non-Statutory Stock Options and Restricted Stock Awards	36
Stock Appreciation Rights	36
Potential Limitation on Company Deductions	36
Awards planned under the 2026 Plan	37
The share limits under the 2026 Plan will not be proportionately reduced in connection with the Reverse Stock Split, increasing the potential dilution to existing stockholders.	37
Vote Required; Recommendation of the Board of Directors	37

PROPOSAL 6 - REINCORPORATION PROPOSAL	37

General	37
Reasons for the Reincorporation in Nevada	38
Material Terms of the Conversion	38
The Plan of Transfer	38
Effect of Vote for the Reincorporation	39
Effective Time	39
Material U.S. Federal Income Tax Consequences of the Reincorporation	39
Securities Act Consequences	40
No Exchange of Stock Certificates Required	41
No Dissenters’ Rights	41
Potential Disadvantages of the Reincorporation	41
Comparative Rights of Stockholders Before and After the Reincorporation	42
Nevada Specific Provisions	47
Waiver of Jury Trials	48
Designated Preferred Stock	48
Authorized Common and Preferred Stock	48
No Appraisal Rights	48
Required Vote of Shareholders	49
Board Recommendation	49

PROPOSAL 7 - THE APPROVAL, RATIFICATION AND VALIDATION OF A NAME CHANGE FROM “NU-MED PLUS, INC.” TO “AVID GOLD, INC.”	49

General	49
Reasons for the Name Change	50
Effect of the Name Change	50
Vote Required	50
Recommendation of the Board	50
vi

vii

Appendixes
A	-	Nu-Med Plus, Inc. 2026 Equity Incentive Plan

B	-	Plan of Transfer of Nu-Med Plus, Inc. a Utah Corporation Into Avid Gold, Inc. a Nevada Corporation

C	-	Articles of Incorporation of Avid Gold, Inc. 1 Nevada

D	-	Bylaws of Avid Gold, Inc. 1 Nevada

E	-	Form of Articles of Amendment to the Articles of Incorporation of Nu-Med Plus, Inc. Utah affecting a name change to “Avid Gold, Inc.”

F	-	Form of Articles of Amendment to the Articles of Incorporation of Nu-Med Plus, Inc. Utah affecting a 1-for-27 Reverse Stock Split of the Outstanding Common Stock
____________________________
[1]
Subject to change back to Nu-Med Plus, Inc. if the Name Change Proposal is not approved at the Annual Meeting, and subject to only authorizing 90,000,000 shares of common stock and/or 10,000,000 shares of preferred stock, if the Authorized Common Share Increase Proposal and/or the Authorized Preferred Share Increase Proposal are not approved at the Annual Meeting.

viii

NU-MED PLUS, INC.
PROXY STATEMENT
FOR 2026 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
Nu-Med Plus, Inc. (“
Nu-Med,
” “
we,
” “
us
”, “
our
” or the “
Company
”) has made these materials available to you by mail, in connection with the Company’s 2026 virtual annual meeting of stockholders, which we refer to as our annual meeting, to be held on Monday, December 14, 2026 at 11:00 a.m. central standard time, at
www.ethigov.com/proxy/numd2026,
and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about November 13, 2026. You are invited to attend the virtual annual meeting and are requested to vote on the proposals described in this proxy statement.
Information Contained in This Proxy Statement
The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “
SEC
” or the “
Commission
”) on April 15, 2026, which we refer to as the 2025 annual report. If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.
Meeting Time and Location
The Company’s 2026 virtual annual meeting of stockholders will be held on Monday, December 14, 2026 at 11:00 a.m. central standard time. The annual meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast, accessible at
www.ethigov.com/proxy/numd2026
. Additional information on how to access the virtual annual meeting can be found below under “
Meeting Time and Location: Virtual Annual Meeting
”.
Reason for Holding a Virtual Meeting
To reduce meeting expenses, we have decided that the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. See also “
Meeting Time and Location: Virtual Annual Meeting”
below.
Instructions For The Virtual Annual Meeting
Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at
www.ethigov.com/proxy/numd2026
with your Control ID, and thereafter following the instructions to join the virtual meeting.
We recommend you check in and log in to the annual meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.
You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman, in his discretion, believes should not be addressed at the annual meeting.
1

Technical Difficulties or Trouble Accessing the Virtual Meeting Website
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at
888-272-5102
.
Record Date and Shares Entitled to Vote
Our Board of Directors has fixed the close of business on November 6, 2026, as the Record Date for determining the holders of shares of our voting stock entitled to receive notice of and to vote at our annual meeting and any adjournments or postponements thereof. Only holders of record of shares of common stock and preferred stock at the close of business on that date will be entitled to vote at our annual meeting and at any adjournment or postponement of that meeting. As of the Record Date, there were (a) 83,548,469 shares of common stock outstanding and entitled to vote at our annual meeting, (b) 1,000,000 shares of Series X Preferred Stock outstanding and entitled to vote at our annual meeting; and (c) 5,721,232 shares of Series A Preferred Stock outstanding and entitled to vote at our annual meeting.
Each share of common stock is entitled to one vote on each proposal presented at our annual meeting and at any adjournment or postponement thereof. Each share of Series X Preferred Stock outstanding is entitled to 100 votes on each proposal presented at our annual meeting and at any adjournment or postponement thereof. Each share of Series A Preferred Stock outstanding is entitled to the lesser of (a) 20 votes on each proposal presented at our annual meeting and at any adjournment or postponement thereof, and (b) such number of voting shares, if any, which when added together with all other voting shares of the Company beneficially owned (as calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”)), totals 4.999% of the Company’s outstanding common stock, provided that a Series A Preferred Stock holder may elect to increase or decrease this limitation (as applies to the requesting holder only), up to a maximum of 9.999%, by providing written notice to the Company, with any increase becoming effective on the 61st day after receipt of such notice, provided further that no such Series A Preferred Stock holder has provided the Company such notice to date.
As such, as of the Record Date, there were 242,437,399 total voting shares, including 83,548,469 shares voted by the common stock holders; 100,000,000 shares voted by the Series X Preferred Stock holder, and 58,888,930 shares voted by the holders of Series A Preferred Stock. Stockholders do not have the right to cumulate their votes in the election of directors.
In order for us to satisfy our quorum requirements, the holders of at least a majority of our total number of outstanding voting shares entitled to vote at the meeting must be present, and for the purposes of Proposal 8, the holders of at least a majority of our total number of outstanding shares of common stock. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).
If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For All” in Proposal 1, “For” Proposals 2, 3, 5, 6, 7, 8, 9, 10, and 11, for “3 Years” in Proposal 4, and for all such other business as may properly come before the meeting in the sole determination of the proxy.
The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.
2

Voting Process
If you are a stockholder of record, there are five ways to vote:
•	At the meeting . You may vote your shares at the virtual annual meeting. Instructions regarding how to vote will be provided when you log into the meeting website.
•	Via the Internet . You may vote by proxy via the Internet by following the instructions provided in the notice.
•	By Telephone . If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.
•	By Fax . If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.
•	By Mail . If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.
Revocability of Proxies
The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:
•	submitting a written revocation prior to the annual meeting to the Corporate Secretary, Nu-Med Plus, Inc., 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777;
•
submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

•	attending our annual meeting and voting at the meeting through the web portal.
Meeting Time and Location: Virtual Annual Meeting
Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the Record Date, November 6, 2026, and our guests.
Stockholders of record as of the Record Date may attend the annual meeting via the Internet and may vote prior to the meeting by logging in at
www.ethigov.com/proxy/numd2026
with your Control ID, and thereafter following the instructions to join the virtual meeting. Stockholders participating in the annual meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the annual meeting, virtual attendees will be able to:
•	vote online via the annual meeting portal; and
•
submit questions or comments to the Company’s officers during the annual meeting via the online portal. Information on how to submit questions will be provided at the time of the meeting once stockholders login.

If shares of our stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name”. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares in the manner provided in the voting instructions you receive from your broker, bank or other nominee. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Street name stockholders are also invited to attend the virtual annual meeting, provided that such stockholders must contact Proxy Services at proxy@ethigov.com in advance of the virtual annual meeting, and prior to  December 7, 2026 at proxy@ethigov.com, and present proof of their ownership of stock, such as a bank or brokerage account statement indicating that they owned shares of stock at the close of business on the Record Date, in order to be issued a Control ID in order to access the virtual annual meeting. Additionally, because a street name stockholder is not the stockholder of record, you may not vote your shares of our stock virtually at the annual meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy.
Conduct at the Meeting
The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. Rules regarding the annual meeting and the procedure for asking questions at the annual meeting will be posted at the web portal located at
www.ethigov.com/proxy/numd2026
once you login.
3

Quorum
If you vote at the annual meeting or by proxy at our annual meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person or by proxy at our annual meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our annual meeting. Our Bylaws provide that a majority of the votes entitled to be cast by the applicable voting group at the meeting, represented in person or by proxy, constitutes a quorum at a meeting of our stockholders.
Votes Required to Approve Each Proposal
	Proposal	Vote Required	Broker Discretionary Voting Allowed
1.	Board Proposal	The three nominees receiving the greatest number of FOR votes will be elected.	No
2.	Auditor Proposal	The votes cast FOR the proposal must exceed the votes cast AGAINST it.	Yes
3.	Say on Pay Proposal	The votes cast FOR the proposal must exceed the votes cast AGAINST it. This vote is advisory.	No
4.	Say on Pay Frequency Proposal
The option receiving the greatest number of votes cast among 1 YEAR, 2 YEARS and 3 YEARS will be considered the stockholders’ advisory preference. This vote is advisory. If a properly executed proxy is returned to the Company without voting instructions the shares represented by the proxy will be voted for 3 YEARS.
No
5.	Equity Plan Proposal	The votes cast FOR the proposal must exceed the votes cast AGAINST it.	No
6.	Reincorporation Proposal	At a meeting at which a quorum is present, the votes cast FOR the proposal must exceed the votes cast AGAINST it.	No*
7.	Name Change Proposal	The votes cast FOR the proposal must exceed the votes cast AGAINST it.	No*
8.	Reverse Split Proposal
The votes cast FOR the proposal must exceed the votes cast AGAINST it in each of two voting groups, with a quorum present in each group. The first group consists of holders of common stock voting separately. The second group consists of holders of common stock, Series A Preferred Stock and Series X Preferred Stock voting together.
No*
9.	Authorized Common Share Increase Proposal	The votes cast FOR the proposal must exceed the votes cast AGAINST it. Implementation is conditioned on approval of Proposal 6 and completion of the reincorporation.	No*
10.	Authorized Preferred Share Increase Proposal	The votes cast FOR the proposal must exceed the votes cast AGAINST it. Implementation is conditioned on approval of Proposal 6 and completion of the reincorporation.	No*
11.	Adjournment Proposal	The votes cast FOR the proposal must exceed the votes cast AGAINST it.	Yes
*
The Company believes the above referenced routine/non-routine classifications reflect current NYSE rules and precedent, but the NYSE has sole authority to make the final determination. If the NYSE determines any proposal should be classified differently, the Company intends to promptly file a supplement to this Proxy Statement disclosing the change.

4

Broker Non-Votes and Abstentions
A broker “
non-vote
” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner.
A broker is entitled to vote shares held for a beneficial owner on “
routine
” matters, such as the Auditor Proposal (proposal 2) and the Adjournment Proposal (proposal 11), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include the Board Proposal (proposal 1), the Say on Pay Proposal (proposal 3), the Say on Pay Frequency Proposal (proposal 4), the Equity Plan Proposal (proposal 5), the Reincorporation Proposal (proposal 6), the Name Change Proposal (proposal 7), the Reverse Split Proposal (proposal 8), the Authorized Common Share Increase Proposal (proposal 9), and the Authorized Preferred Share Increase Proposal (proposal 10).
With respect to the Board Proposal (proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected, except to the extent that they affect the total votes received by any particular candidate. If shares are held in street name and the broker does not receive instructions on how to vote in the election of directors, the broker will not vote those shares in the director election.
With respect to the Say on Pay Proposal (proposal 3), the Equity Plan Proposal (proposal 5), the Reincorporation Proposal (proposal 6), the Name Change Proposal (proposal 7), the Reverse Split Proposal (proposal 8), the Authorized Common Share Increase Proposal (proposal 9), and the Authorized Preferred Share Increase Proposal (proposal 10) broker non-votes and abstentions will not be considered votes cast affirmatively or negatively and will have no effect on the outcome of these proposals, given that the required vote is based strictly on the votes cast excluding abstentions.
With respect to the Say on Pay Frequency Proposal (proposal 4), stockholders have four voting options (“1 year”, “2 years”, “3 years” or “abstain”), provided that the final vote will not be binding and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option. Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of affirmative votes (i.e., a plurality of the votes cast) will be determined to be approved by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the frequency proposal.
With respect to the calculation standard for Proposals 2 through 11, abstaining shares and broker non-votes are excluded from the total votes cast affirmatively or negatively.
Board of Directors Voting Recommendations
Our Board of Directors recommends that you vote your shares:
•	“ FOR ALL ” with respect to the Board Proposal (proposal 1).
•	“ FOR ” the Auditor Proposal (proposal 2).
•	“ FOR ” the Say on Pay Proposal (proposal 3).
•	“ 3 YEARS ” for the Say on Pay Frequency Proposal (proposal 4).
•	“ FOR ” the Equity Plan Proposal (proposal 5).
•	“ FOR ” the Reincorporation Proposal (proposal 6).
•	“ FOR ” the Name Change Proposal (proposal 7).
•	“ FOR ” the Reverse Split Proposal (proposal 8).
•	“ FOR ” the Authorized Common Share Increase Proposal (proposal 9).
•	“ FOR ” the Authorized Preferred Share Increase Proposal (proposal 10).
•	“ FOR ” the Adjournment Proposal (proposal 11).
5

Mailing Costs and Solicitation of Proxies
In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not retained, and do not anticipate retaining, a third-party proxy solicitation firm to solicit proxies on behalf of the Board of Directors.
Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.
Inspector of Voting
It is anticipated that representatives of Ethigov will tabulate the votes and act as inspector of election at the Annual Meeting.
Stockholders Entitled to Vote at the Meeting
A complete list of stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices (640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777), for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting. Stockholders may also vote prior to the meeting at
www.ethigov.com/proxy/numd2026
. You will need your Control ID in order to access the virtual annual meeting.
Voting Instructions
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card included in the proxy materials you receive.
Confidential Voting
Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.
Stockholder of Record and Shares Held in Brokerage Accounts
If on the Record Date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by us. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. Street name stockholders are also invited to attend the virtual annual meeting, provided that such stockholders must contact Proxy Services  at proxy@ethigov.com in advance of the virtual annual meeting, and prior to  December 7, 2026 at proxy@ethigov.com, and present proof of their ownership of stock, such as a bank or brokerage account statement indicating that they owned shares of stock at the close of business on the Record Date, in order to be issued a Control ID in order to access the virtual annual meeting. Additionally, because a street name stockholder is not the stockholder of record, you may not vote your shares of our stock virtually at the annual meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy.
6

Multiple Stockholders Sharing the Same Address
In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders, and the 2025 annual report, is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and the 2025 annual report, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and the 2025 annual report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Keith L. Merrell, at our principal executive offices at 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777, or a stockholder may make a request by calling our Corporate Secretary, Keith L. Merrell at (631)-403-4337
If you receive more than one notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “
Voting Process
”, or sign and return by mail all proxy cards or voting instruction forms.
Voting Results
The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.
Company Mailing Address
The mailing address of our principal executive offices is 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777.
7

Relationship Among the Proposals
As discussed in more detail under “
Proposal 6: Reincorporation Proposal
,” we are asking shareholders to approve a proposal to change our jurisdiction of incorporation from Utah to Nevada (the “
Reincorporation
”). The Plan of Transfer attached as
Appendix B
(the “
Plan of Transfer
”), together with the form of Articles of Incorporation of Nu-Med-NV (as defined in Proposal 6) attached thereto, contemplates, subject to the separate shareholder approvals described below, (i) changing our name to “Avid Gold, Inc.”; (ii) effecting a reverse stock split of our outstanding common stock at a ratio of 1-for-27; (iii) provide for 500,000,000 authorized shares of common stock of Nu-Med-NV rather than 90,000,000 shares; and (iv) provide for 20,000,000 authorized shares of preferred stock of Nu-Med-NV rather than 10,000,000 shares. The Plan of Transfer is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company
.
SEC proxy rules and Staff guidance require material separate matters to be clearly identified and presented separately for shareholder approval in certain transactions. To provide shareholders with the opportunity to vote independently on each of the following matters and, as applicable, to comply with those “
unbundling
” requirements, in addition to Proposal 6 (the Reincorporation Proposal), we are separately soliciting your approval of Proposals 7 through 10. Shareholders may vote on each proposal independently as follows:
•

Proposal 7
: The approval, ratification and validation of a change in our name from “Nu-Med Plus, Inc.” to “Avid Gold, Inc.”;
•

Proposal 8
: Approval of a 1-for-27 Reverse Stock Split;
•

Proposal 9
: An increase in our authorized shares of common stock to 500,000,000 shares; and
•

Proposal 10
: An increase in our authorized shares of preferred stock to 20,000,000 shares.
The proposals are separately votable. Approval of Proposal 6 will not constitute approval of any of Proposals 7, 8, 9 or 10. Proposal 6 is not conditioned upon approval of any of Proposals 7, 8, 9 or 10. Proposals 9 and 10, however, are conditioned upon approval of Proposal 6 and approval of proposals 9 and 10 and will have no effect if the Reincorporation is not consummated.
We completed the acquisition of Avid Gold Ltd. on July 8, 2026. In connection with that transaction, we agreed to seek stockholder approval of the Nevada reincorporation under Proposal 6, the 1-for-27 reverse stock split under Proposal 8 and the increase in authorized common stock from 90,000,000 to 500,000,000 shares under Proposal 9. We agreed to hold the stockholder meeting promptly after SEC clearance of the proxy statement and within 50 days thereafter, subject to the limited postponements and adjournments permitted by the applicable agreement.

Under the related Voting Agreement, the Voting Shareholders agreed to vote their covered shares in favor of those matters and the name change submitted under Proposal 7. The increase in authorized preferred stock under Proposal 10 is being submitted separately and may be implemented only if Proposal 6 is approved and the reincorporation is completed. Proposal 11 would permit us to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve one or more of Proposals 6 through 10. Any adjournment would be subject to applicable law and the applicable contractual limits.

The Voting Agreement also addresses how the Voting Shareholders must vote if approval of the issuance of common stock upon conversion of preferred stock issued in connection with the Exchange Agreement and related transactions is submitted to stockholders. The Annual Meeting ballot contains no separate proposal to approve those issuances. Proposal 9 concerns the number of authorized common shares and, if approved and implemented, would provide additional shares that may be available for issuance upon conversion in accordance with the terms of the Series A Preferred Stock.

Under the Registration Rights Agreement, we agreed to file a registration statement covering the resale of the common shares issuable upon conversion of the Series A Exchange Shares and Series A Compensation Shares by the 30th calendar day after receipt of the Required Company Shareholder Vote, as defined in that agreement by reference to the Share Exchange Agreement. If the required approvals are delayed, the filing deadline tied to receipt of those approvals would also move, and holders may have to wait longer for registered resales. If a required proposal fails, we would need to determine whether to seek approval again or seek an amendment or waiver of the applicable contractual requirements. The Avid Gold Exchange has already closed and the Registration Statement has not been filed to date. The votes at the Annual Meeting concern post-closing matters.

Effect if the Reincorporation Is Approved.
If Proposal 6 (the Reincorporation Proposal) is approved by shareholders and we proceed with the Reincorporation, the name change contemplated by Proposal 7 and the increase in authorized shares of common stock contemplated by Proposal 9, and the increase in authorized shares of preferred stock contemplated by Proposal 10 will each be implemented in connection with the Reincorporation through the Articles of Incorporation of Nu-Med-NV, but
only if the corresponding proposal(s) have also been approved by shareholders. If Proposal 8 is also approved, the Board of Directors may, in its sole discretion, implement the Reverse Stock Split either before the Reincorporation by filing Articles of Amendment to our Utah Articles of Incorporation or concurrently with the Reincorporation through the exchange ratio set forth in the Plan of Transfer. If Proposal 9 is approved, the Articles of Incorporation of Nu-Med-NV will authorize 500,000,000 shares of common stock. If Proposal 10 is approved, the Articles of Incorporation of Nu-Med-NV will authorize 20,000,000 shares of preferred stock. If the Reverse Stock Split is implemented before the Reincorporation, the Plan of Transfer will be adjusted to reflect the Reverse Stock Split previously effected and to avoid effecting a second reverse stock split. If any of Proposals 7 through 10 is not approved, the corresponding change will not be implemented in connection with the Reincorporation.
Effect if the Reincorporation Is Not Approved or is Not Consummated.
If Proposal 6 (the Reincorporation Proposal) is not approved, or the Reincorporation is not consummated, the Reincorporation will not occur, and none of the name change, share increase or reverse stock split will be implemented pursuant to the Plan of Transfer. However, if either of Proposals 7 or 8 is separately approved by shareholders, our Board of Directors will retain the discretion to determine whether to implement that approved change while the Company remains a Utah corporation by filing the applicable Articles of Amendment to our Articles of Incorporation, taking into account our capital needs, market conditions and other factors the Board considers relevant at that time. The Board is not obligated to implement either of Proposals 7 or 8 if the Reincorporation does not occur, even if shareholders approve them.
Proposals 9 and 10 are different. Proposals 9 and 10 are conditioned upon approval of Proposal 6 and consummation of the Reincorporation. Accordingly, if Proposal 6 is not approved or the Reincorporation is not consummated for any reason, Proposals 9 and 10 will have no effect even if approved by shareholders, and the Board of Directors will not have authority pursuant to Proposal 9 to increase the authorized shares of common stock of the Company or pursuant to Proposal 10 to increase the authorized shares of preferred stock while it remains a Utah corporation.
No Assurance of Implementation.
Approval of Proposals 7, 8, 9 and/or 10 by shareholders is a condition to, but does not guarantee, implementation of the corresponding change. Even if all such proposals are approved, our Board retains discretion, to the extent permitted under applicable law and our governing documents, to abandon or delay implementation of the Reincorporation and/or any of the related changes if the Board determines that doing so is not in the best interests of the Company and its shareholders.
Because Proposals 9 and 10 are conditioned upon consummation of the Reincorporation, the Authorized Common Share Increase contemplated by Proposal 9 and the Authorized Preferred Share Increase contemplated by Proposal 10 will not be implemented if the Board determines not to consummate the Reincorporation.
8

Implementation of Approved Proposals
. The Plan of Transfer and the form of Articles of Incorporation of Nu-Med-NV attached thereto assume approval of Proposals 7 through 10. Before the Reincorporation is effected, those documents will be conformed, as necessary, to reflect the actual results of the shareholder votes on Proposals 7 through 10 and, if applicable, any Reverse Stock Split previously effected pursuant to Proposal 8. If Proposal 6 is not approved, or if the Reincorporation is not consummated, the Board of Directors will retain discretion to implement any separately approved Proposals 7 or 8 while the Company remains a Utah corporation by filing the applicable Articles of Amendment with the Utah Division of Corporations and Commercial Code.
NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements. All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “
believe,
” “
may,
” “
will,
” “
estimate,
” “
continue,
” “
anticipate,
” “
intend,
” “
expect,
” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2025. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.
We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.
Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.
SHARE EXCHANGE AGREEMENT
On July 8, 2026, the Company completed a share exchange transaction pursuant to a Share Exchange Agreement, dated June 29, 2026, with Avid Gold Ltd (“
Avid Gold
”) and its shareholders (the “
Exchange Agreement
” and the share exchange consummated in connection therewith, the “
Share Exchange
”). In connection with the closing of the transaction, Avid Gold became a wholly-owned subsidiary of the Company, Mr. Fred Tejada was appointed to our Board of Directors, and a change in control of the Company occurred.
Several of the proposals being submitted to a vote of stockholders at this Annual Meeting, including the Board Proposal, the Authorized Common Share Increase Proposal, the Authorized Preferred Share Increase Proposal, the Reverse Split Proposal, and the Reincorporation Proposal, are required by or directly related to the agreements entered into in connection with the Share Exchange. We encourage you to review the detailed descriptions of the Share Exchange Agreement, Voting Agreement, and related management changes set forth under “
Security Ownership of Management and Certain Beneficial Owners
,” “
Certain Relationships and Related Transactions
,” and in our Current Reports on Form 8-K filed with the SEC on June 30, 2026 and July 7, 2026.
INCORPORATION BY REFERENCE
To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “
Securities Act
”), or the Exchange Act, the sections of this proxy statement titled “
Pay Versus Performance
” and “
Relationship Between “Compensation Actually Paid” and Performance
”, to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “
SEC
” or the “
Commission
”), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.
9

REFERENCES TO ADDITIONAL INFORMATION
Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on April 15, 2026 (the “
2025 annual report
”).
You may also request a copy of this proxy statement and the 2025 annual report from Proxy Services, the Company’s proxy agent, at the following address and telephone number:
P.O. Box 90814
Raleigh, North Carolina 27675
(888) 272-5102
VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS
Holders of record of our common stock at the close of business on the Record Date, November 6, 2026, will be entitled to one vote per share on all matters properly presented at the annual meeting and at any adjournment or postponement thereof.
As of the Record Date, there were (a) 83,548,469 shares of common stock outstanding and entitled to vote at our annual meeting, (b) 1,000,000 shares of Series X Preferred Stock outstanding and entitled to vote at our annual meeting; and (c) 5,721,232 shares of Series A Preferred Stock outstanding and entitled to vote at our annual meeting.
Each share of common stock is entitled to one vote on each proposal presented at our annual meeting and at any adjournment or postponement thereof. Each share of Series X Preferred Stock outstanding is entitled to 100 votes on each proposal presented at our annual meeting and at any adjournment or postponement thereof. Each share of Series A Preferred Stock outstanding is entitled to the lesser of (a) 20 votes on each proposal presented at our annual meeting and at any adjournment or postponement thereof, and (b) such number of voting shares, if any, which when added together with all other voting shares of the Company beneficially owned (as calculated in accordance with Section 13(d) of the Exchange Act), totals 4.999% of the Company’s outstanding common stock, provided that a Series A Preferred Stock holder may elect to increase or decrease this limitation (as applies to the requesting holder only), up to a maximum of 9.999%, by providing written notice to the Company, with any increase becoming effective on the 61st day after receipt of such notice, provided further that no such Series A Preferred Stock holder has provided the Company such notice to date.
As such, as of the Record Date, there were 242,437,399 total voting shares, including 83,548,469 shares voted by the common stock holders; 100,000,000 shares voted by the Series X Preferred Stock holder, and 58,888,930 shares voted by the holders of Series A Preferred Stock. Stockholders do not have the right to cumulate their votes in the election of directors.
Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.
Security Ownership of Management and Certain Beneficial Owners
The following table sets forth, as of the Record Date for the meeting, November 6, 2026, certain information regarding the beneficial ownership of our common stock, preferred stock and voting securities by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors and director nominees; (c) each of our Named Executive Officers (as defined below under “
Executive Compensation—Summary Compensation Table
”); and (d) all current directors and Named Executive Officers, as a group. As of the Record Date, there were (a) 83,548,469 shares of common stock outstanding and entitled to vote at our annual meeting, (b) 1,000,000 shares of Series X Preferred Stock outstanding and entitled to vote at our annual meeting; and (c) 5,721,232 shares of Series A Preferred Stock outstanding and entitled to vote at our annual meeting.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant, upon settlement of restricted stock units or performance-based restricted stock units, or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.
Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.
To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
Unless otherwise indicated in the footnotes below, the address of each beneficial owner listed in the table below is c/o Nu-Med Plus, Inc., 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777.
10

Name	Number of Common Stock Shares (a)		Percent of Common Stock	Number of Series X Voting Preferred Stock Shares(b)	Percent of Series X Voting Preferred Stock	Number of Series A Preferred Stock Shares(c)	Percent of Series A Preferred Stock	Total Voting Shares (d)		Percent of Total Voting Shares
Named Executive Officers and Directors
William Hayde	7,700,000	(1)	8.7%	—	—	225,000	3.9%	4,396,362	(6)	1.8%
Keith Merrell	8,681,250	(2)	9.9%	—	—	225,000	3.9%	4,396,362	(7)	1.8%
Fred Tejada	2,595,640	(3)	21.6%	1,000,000	100%	129,782	2.3%	110,542,724	(8)	45.6%
All Named Executive Officers and Directors as a Group (3 persons)	18,976,890		22.0%	1,000,000	100%	579,782	10.1%	110,542,724		45.6%

5% Stockholders
Common Stock
Jeffrey L. Robins (4)	6,200,000		6.2%	—	—	50,000	—	5,200,000	(9)	2.1%
WLP Trust (5)	25,050,000		30.0%	—	—	—	—	25,050,000		10.7%
11

(a) Includes (i) options, warrants and convertible securities exercisable or convertible for common stock, and (ii) shares of common stock issuable upon conversion of preferred stock, which shares are also provided separately in the table above where applicable, each within 60 days of the Record Date. The shares in the column “
Number of Common Stock Shares
” and the percentage in the column “
Percent of Common Stock
”, include all shares which could be issued upon exercise or conversion of outstanding exercisable or convertible securities held by such stockholder, without regard to the Beneficial Ownership Limitation discussed below.
(b) Each share of Series X Voting Preferred Stock votes 100 voting shares on all shareholder matters. See also “
Series X Voting Preferred Stock
”, below.
(c) Each share of Series A Preferred Stock has the right to convert into 20 shares of common stock at the option of the holder thereof, and to vote, 20 voting shares on all shareholder matters, provided that such conversion and voting rights are limited to the extent to such conversion and voting shares, if any, which when added together with all other voting shares of the Company beneficially owned (as calculated in accordance with Section 13(d) of the Exchange Act), totals 4.999% of the Company’s outstanding common stock, provided that a Series A Preferred Stock holder may elect to increase or decrease this limitation (as applies to the requesting holder only), up to a maximum of 9.999%, by providing written notice to the Company, with any increase becoming effective on the 61st day after receipt of such notice, provided further that no such Series A Preferred Stock holder has provided the Company such notice to date (the “
Beneficial Ownership Limitation
”). See also “
Series A Preferred Stock
”, below.
(1) Includes 3,200,000 shares of common stock and 4,500,000 shares of common stock issuable upon conversion of 225,000 shares of Series A Preferred Stock held by The Hayde Family Revocable Trust dated 9/21/2001 (the “Hayde Trust”), whose trustee is William Hayde, without taking into account the Beneficial Ownership Limitation. Mr. Hayde is party to the Voting Agreement discussed below (see “Voting Agreement and Director Designations”, below).
(2) Includes 4,181,250 shares of common stock and 4,500,000 shares of common stock issuable upon conversion of 225,000 shares of Series A Preferred Stock held by Mr. Merrell and his wife as joint tenants, without taking into account the Beneficial Ownership Limitation. Mr. Merrell is party to the Voting Agreement discussed below (see “Voting Agreement and Director Designations”, below).
(3) Represents 2,595,640 shares of common stock issuable upon conversion of 129,782 shares of Series A Preferred Stock held by Mr. Tejada. Does not include any of the voting shares that Mr. Tejada has the right to vote pursuant to the Voting Agreement (see “Voting Agreement and Director Designations”, and Footnote 8, below).
(4) Address: 2152 W. Bryce Drive, Kaysville, Utah 84037.
(5) Address: 455 East 500 South, Suite 201, Salt Lake City, Utah 84111. WLP Trust is owned and controlled by Wendy Smith.
(6) Includes only 1,196,362 voting shares associated with the 225,000 Series A Preferred Stock shares beneficially owned by Mr. Hayde as a result of the Beneficial Ownership Limitation.
(7) Includes only 215,112 voting shares associated with the 225,000 Series A Preferred Stock shares held by Mr. Merrell as a result of the Beneficial Ownership Limitation.
(8) Includes 100,000,000 voting shares that the 1,000,000 Series X Voting Preferred Stock shares held by Mr. Tejada are eligible to vote, and the 4,396,362 voting shares that each of Mr. Hayde and Mr. Merrell are eligible to vote, and 1,750,000 voting shares that Mr. James Hock beneficially owns, which shares Mr. Tejada is able to vote pursuant to the terms of the Voting Agreement (see “Voting Agreement and Director Designations”, below).
(9) Includes no voting shares associated with the 50,000 Series A Preferred Stock shares held by Mr. Robins as a result of the Beneficial Ownership Limitation.
12

Share Exchange Agreement
On June 29, 2026, we entered into a Share Exchange Agreement with Avid Gold Ltd, a private limited company formed under the laws of England and Wales, and the shareholders of Avid Gold (the “
Avid Gold Shareholders
”). The transactions contemplated by the Exchange Agreement closed on July 8, 2026.
Pursuant to the Exchange Agreement, the Avid Gold Shareholders agreed to exchange (the “
Exchange
”) 100% of the ownership of Avid Gold in consideration for (a) 4,500,000 shares of the Series A Preferred Stock of the Company (the “
Series A Preferred Stock
”), issuable to the Avid Gold Shareholders pro-rata with their ownership of Avid Gold (the “
Series A Exchange Shares
”); and (b) the agreement by the Company to generate the funds required to repay the $100,000 owed by the Company under an outstanding promissory note (the “
YourSpace Note
”), which is required to be repaid within 90 days of the closing date of the Exchange.
Voting Agreement
 and Director Designations
A condition to the closing of the Exchange was that certain affiliated stockholders of the Company were required to enter into a Voting Agreement with certain Avid Gold Shareholder(s). Effective on July 8, 2026, the Hayde Family Revocable Trust dated 9/21/2001 (the “
Hayde Trust
”), whose trustee is William Hayde, the Company’s Chief Executive Officer and director; Keith Merrell, Chief Financial Officer and director of the Company (and his wife as joint tenants), and Hanover International, Inc. (“
Hanover
”), an entity affiliated with James Hock (collectively, the “
Voting Shareholders
”), entered into a Voting Agreement with the Company and Fred Tejada, an Avid Gold Shareholder, who was appointed as a member of the Board of Directors effective on July 8, 2026 (the “
Voting Agreement
”).
Pursuant to the Voting Agreement, the Voting Shareholders agreed, among other things, to vote all securities of the Company beneficially owned or controlled by them in favor of specified matters related to the transactions contemplated by the Exchange Agreement. Such matters include the election of certain directors designated by Mr. Tejada, increasing the Company’s authorized common stock to 500,000,000 shares, effecting a reverse stock split of the outstanding common stock in a ratio of 1-for-27, redomiciling the Company to the State of Nevada, changing the Company’s name, approving the issuance of shares issuable upon conversion of preferred stock issued in connection with the Exchange Agreement and related transactions, and taking any other actions reasonably necessary or desirable to consummate the transactions contemplated thereby.
The Voting Agreement also provides that the Voting Shareholders will not support or propose actions that would impede or adversely affect the contemplated transactions, will not exercise appraisal or dissenters’ rights with respect to the transactions, and will not transfer or otherwise encumber the subject shares or enter into inconsistent voting arrangements without the prior written consent of Mr. Tejada. In addition, the Voting Shareholders granted an irrevocable proxy to Mr. Tejada to vote their shares in accordance with the Voting Agreement in the event of a failure to do so by such Voting Shareholders. The Voting Agreement will terminate upon the earliest of ten years following execution, the date Mr. Tejada no longer holds any Company securities, the date the applicable Voting Shareholder no longer holds any covered shares, or such earlier date as designated by Mr. Tejada.
Under the Voting Agreement, the Voting Shareholders also agreed to vote the shares covered by that agreement to fix the size of the Board at five directors, unless the Avid Gold Stockholders, as defined in the Voting Agreement, approve a different number in writing, and to elect or re-elect at least three directors designated in writing by the Avid Gold Stockholders. In connection with the Annual Meeting, the Avid Gold Stockholders approved in writing
a Board size of three directors. The Board has fixed the number of directors at three and has nominated William Hayde, Keith L. Merrell and Fred Tejada for election at the Annual Meeting.

The Voting Shareholders granted Mr. Tejada, as representative of the Avid Gold Stockholders, and his designees an irrevocable proxy to vote the covered shares in accordance with the Voting Agreement if a Voting Shareholder fails to do so. See “Voting Rights and Principal Stockholders—Voting Agreement and Director Designation.”

Except as set forth in the Voting Agreement as described above, there is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.
13

Series X Super Voting Preferred Stock

On January 25, 2024, the Board of Directors of the Company unanimously adopted resolutions by written consent in lieu of a meeting authorizing the designation and filing of a Certificate of Designation establishing the Series X Super Voting Preferred Stock of the Company (the “
Series X Preferred Stock
”). The Certificate of Designation was filed with the Utah Division of Corporations on April 15, 2024, and corrected on April 17, 2024 (the “
Series X Designation
”). The terms and provisions of the Series X Preferred Stock, all of which have been issued to Fred Tejada, our Senior Vice President, Chief Geologist, and a Member of our Board of Directors, are set forth below:

•	Designated Shares : A total of 1,000,000 shares were designated as Series X Super Voting Preferred Stock, par value $0.001 per share, out of 10,000,000 shares of authorized preferred stock.
•	Dividends : The holders of Series X Preferred Stock are not entitled to receive dividends or to participate in dividends paid on common stock.
•	Liquidation Preference : None.
•
Voting Rights
: Each share of Series X Preferred Stock votes 100 votes per share, voting together with the common stock (and any other generally-voting class) as a single class on all matters, except as otherwise required by law.

•	Conversion Rights : Holders have no right to convert Series X Preferred Stock into common stock. The shares are exempt from any reduction in the event of a future reverse stock split.
•	Redemption : Not redeemable.

Series A Preferred Stock
On February 28, 2024, the Board of Directors of the Company adopted resolutions by unanimous written consent, authorizing the designation of a new series of preferred stock designated as “
Series A Preferred Stock
”. The Certificate of Designation relating thereto was filed with the Utah Division of Corporations on April 26, 2024 (the “
Original Series A Designation
”). The Exchange Agreement required the Company to file an Amended and Restated Certificate of Designation relating to the Series A Preferred Stock, which was filed with the Utah Division of Corporations on June 29, 2026.
The material terms of the Series A Preferred Stock are as follows:
•	Designated Shares . Of the Company’s 10,000,000 authorized shares of preferred stock, par value $0.001 per share, 9,000,000 shares are designated as Series A Preferred Stock.
•	Dividends . Holders of Series A Preferred Stock are not entitled to receive dividends, nor to participate in any dividends paid on the Company's common stock.
•	Liquidation Preference . Holders of Series A Preferred Stock are not entitled to any liquidation preference.
•
Voting Rights
. Each share of Series A Preferred Stock carries 20 votes per share, limited by the Maximum Percentage (defined below). The Series A Preferred Stock votes together with the common stock (and any other voting class or series) as a single class on all matters, except as otherwise required by law. The voting rights are not adjusted for any reverse stock splits of the Company’s common stock.

•
Conversion Rights
. Each share of Series A Preferred Stock is convertible into, or exchangeable for, 20 shares of common stock. The conversion ratio is not subject to adjustment for any future reverse stock split. In accordance with the Amended and Restated Certificate of Designation, each holder is prohibited from converting Series A Preferred Stock into common stock to the extent that such conversion would result in the holder owning more than 4.999% of the Company’s then outstanding common stock (the “
Maximum Percentage
”), which Maximum Percentage may be increased to up to 9.999% upon 61 days written notice from any holder thereof.

•	Redemption . The Series A Preferred Stock is not redeemable.
Except for the Maximum Percentage limitations, the Series A Preferred Stock as amended are identical to the Series A Preferred Stock rights as set forth in the Original Series A Designation.
Changes in Control
Effective on July 8, 2026, the Company issued 1,000,000 of the Company’s Series X Preferred Stock shares to Mr. Tejada, who was appointed as a member of the Board of Directors and as Sr. Vice President and Chief Geologist, in consideration for services agreed to be rendered.
If the Reverse Stock Split discussed in Proposal 8 is approved, Mr. Tejada’s voting rights will increase from 45.6% of the Company’s voting shares to 94.1% of the Company’s voting shares, as he will have the right to vote 100,000,000 voting shares due to his ownership of the Series X Preferred Stock, which will have the right to vote 94.1% of the Company’s voting shares after the Reverse Stock Split.
Except as discussed above, the Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Company.
14

Beneficial Ownership Limitations
The Exchange Agreement required the Company to file an Amended and Restated Certificate of Designation relating to our Series A Preferred Stock, which was filed with the Utah Division of Corporations on June 29, 2026 (the “
Designation Amendment
”). The Designation Amendment amended the original Series A Designation to include a beneficial ownership limitation that prohibits a holder from converting the Series A Preferred Stock to the extent such conversion would cause the holder, together with its affiliates, to beneficially own more than 4.999% of the Company’s outstanding common stock, calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. A holder may elect to increase or decrease this limitation, up to a maximum of 9.999%, by providing written notice to the Company, with any increase becoming effective on the 61st day after receipt of such notice. Any such election applies only to the requesting holder. To the extent a requested conversion would exceed the applicable beneficial ownership limitation, only the portion of the Series A Preferred Stock that may be converted without exceeding such limitation will be converted, and the remaining shares will remain outstanding until they may be converted in compliance with the limitation.
CORPORATE GOVERNANCE
We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.
Information regarding the members of and biographical information of our Board of Directors is provided below under “
Proposal 1- Board Proposal
”, beginning on page 2.
Board of Directors Leadership Structure
Our Board of Directors has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a combined Chairman of the Board of Directors and Chief Executive Officer (“
CEO
”). Mr. Hayde currently serves as both Chairman and CEO. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it promotes communication between management and our Board of Directors and supports our Board of Directors’ consideration of key governance matters.
The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.
The Board of Directors evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board of Directors appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.
Risk Oversight
Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.
The Board of Directors exercises direct oversight of strategic risks to the Company. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks.
While the Board oversees the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.
15

Family Relationships
None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.
Other Directorships
No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).
Arrangements Between Officers and Directors
Except as set forth under the Voting Agreement as described above, there is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.
Involvement in Certain Legal Proceedings
To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.
Meetings of the Board of Directors and Annual Meetings
During the twelve months ended December 31, 2025, the Board held no meetings of the Board. The Company has not previously held an annual meeting in the last five years. Members of the Board of Directors are encouraged, but not required, to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person, but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.
Board Committees
Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions, nor does our company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by our Board of Directors.
Our Company does not have any defined policy or procedural requirements for stockholders to submit recommendations or nominations for directors. Our directors believe that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.
16

Director Independence
Our common stock is currently quoted on the OTCQB Market maintained by OTC Markets. The OTCQB Market does not require us to have independent members of our Board of Directors. We do not identify any members of our Board of Directors as being independent.
As described above, we do not currently have a separately designated audit, nominating or compensation committee.
Stockholder Communications with the Board of Directors
In connection with all matters, our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Secretary, 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777, who, upon receipt of any communication other than one that is clearly marked “
Confidential,
” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “
Confidential,
” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board of Directors, the communication will be forwarded to a Board member to bring to the attention of the Board.
Executive Sessions of the Board of Directors
The members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the directors deem appropriate.
Because all of our directors are members of management or are otherwise not independent, the Board of Directors does not hold regular executive sessions consisting solely of independent directors.
Code of Business Conduct and Ethics
We have not yet adopted a formal written code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, or to our directors generally. Given our current size and the small number of officers and directors, our Board of Directors has determined that a formal code of ethics is not yet necessary to ensure appropriate standards of conduct within our organization. Notwithstanding the absence of a formal written code, our officers and directors remain subject to fiduciary duties of care and loyalty under applicable state law, as well as other legal and regulatory requirements applicable to our business and to public companies generally, which we believe provide meaningful protection against the types of conduct a code of ethics is intended to address.
As our company grows and our management team expands, we intend to adopt a formal written code of ethics applicable to our officers, directors and employees. We expect that any such code will address, among other matters, honest and ethical conduct, conflicts of interest, compliance with applicable laws, full and fair disclosure in our public communications, and procedures for reporting violations. There is no assurance as to the timing of adoption of a formal code of ethics.
Policy on Equity Ownership
The Company does not have a policy on equity ownership at this time.
Compensation Recovery and Clawback Policies
Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any).
17

Insider Trading/Anti-Hedging Policies
We have not adopted an insider trading/anti-hedging policy to date.
Pledging of Shares
The Company does not have any policy prohibiting officers or directors from pledging their shares.
Policy on Timing of Equity Award Grants
The Board has not established policies and practices (whether written or otherwise) regarding the timing of option grants or other awards in relation to the release of material nonpublic information (“MNPI”) and does not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.
Rule 10b5-1 Trading Plans
Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.
EXECUTIVE OFFICERS
Information About Our Executive Officers
The following table sets forth the name, age and position held by each of our executive officers and directors as of the November 6, 2026 Record Date for the annual meeting. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders or until such director’s resignation or removal.
Name	Age	Position

William Hayde	61	Chairman of the Board and Chief Executive Officer (1)
Keith L. Merrell	80	Chief Financial Officer, Secretary, Treasurer, and Director (2)
Fred Tejada	67	Senior Vice President, Chief Geologist, and Director (3)
(1)	Appointed as President, Chief Executive Officer, Director and Chairman of the Board effective September 12, 2022.
(2)	Appointed Chief Financial Officer, Secretary, Treasurer, and Director effective January 31, 2018.
(3)	Appointed Director effective July 7, 2026, and Senior Vice President and Chief Geologist effective July 8, 2026.
Business Experience
The following is a brief description of the business experience and background of our current executive officers. There are no family relationships among any of the directors or executive officers.
William Hayde:
Chairman of the Board and Chief Executive Officer (since September 12, 2022).
Information regarding Mr. Hayde is set forth in “
Proposal No. 1 – Board Proposal
”, below (beginning on page 23
).
Keith L. Merrell
:
Chief Financial Offer and Principal Accounting Officer, Secretary and Treasurer (since January 31, 2018)
. Mr. Merrell serves as our Chief Financial Officer, Secretary and Treasurer. Mr. Merrell draws on over 35 years of accounting experience to manage our accounting functions and interface with our independent public accountants. He spent two years in the field of public accounting and has served as Chief Financial Officer for four other public companies. He currently serves full-time as our Chief Financial Officer and also serves as part-time CFO of another company. His business career includes extensive experience in management, sales and marketing, consulting, and merger and acquisition work. He graduated from Arizona State University with a B.S. degree in Accounting.
18

Fred Tejada: Senior Vice President and Chief Geologist (since July 8, 2026)
.
Information regarding Mr. Hayde is set forth in “
Proposal No. 1 – Board Proposal
”, below (beginning on page 23
).
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “
Named Executive Officers
” for services provided for the fiscal years ended December 31, 2025 and 2024. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2025 and 2024, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
William Hayde(1)	2025	$—	—	—	—	—	—	$—
CEO	2024	—	—	—	—	—	—	—

Jeffrey L. Robins(2)	2025	$—	—	—	—	—	—	$—
Director	2024	—	—	—	—	—	—	—

Keith L. Merrell(3)	2025	$—	—	—	—	—	—	$—
CFO	2024	—	—	—	—	—	—	—
________________
(1)	Mr. Hayde joined the Company as President/CEO in September 2022.
(2)	Mr. Robins relinquished his position as President/CEO in September 2022, but continued as a Director until July 2026.
(3)	Mr. Merrell joined the Company in August 2015.
Outstanding Equity Awards at Fiscal Year-End
We had no outstanding equity awards at fiscal year-end 2025 or 2024.
Compensation of Directors
Our executive officers are not paid any consideration for their service to the Board of Directors separate from the consideration they are paid as executive officers of the Company, as shown above. Each director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefrom. We did not compensate our directors for service on the Board of Directors during fiscal 2025 or 2004.
19

Securities Authorized for Issuance Under Equity
Compensation
Plans
We do not have in effect any compensation plans under which our equity securities are authorized for issuance.
Pay Versus Performance
This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“Non-PEO NEOs”) and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.
Fiscal Year (1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non- PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) (2)	Net Loss (in thousands)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$—	$—	$—	$—	$86.06	$(56.2)
2024	$—	$—	$—	$—	$93.03	$(68.3)
2023	$—	$—	$—	$—	$195.03	$(125.5)
(1)	The following table lists the PEO and Non-PEO NEOs for each of fiscal years 2025, 2024 and 2023:
Year	PEO	Non-PEO NEOs
2025, 2024 and 2023	William Hayde	Keith L. Merrell
(2)
The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to our PEOs in accordance with the Pay Versus Performance Rules:

(3)
Assumes $100 invested in our common shares on December 31, 2022, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2023, 2024 or 2025.

(5)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Relationship Between “Compensation Actually Paid” and Performance
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Pay Versus Performance Rules) for a particular year.

20

Compensation Actually Paid and Net Loss
Our company has not historically looked to net loss as a performance measure for our executive compensation program. Our net loss was $125,526 in 2023, $68,345 in 2024, and $56,182 in 2025.

Compensation Actually Paid and Cumulative TSR
As shown in the following graph, the compensation actually paid to our PEOs and the average amount of compensation actually paid to our Non-PEO NEOs as a group during the periods presented do not have any correlation because we did not pay any executive compensation during the years ended 2025, 2024 or 2023.

All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Equity Compensation Plan Information
We do not currently have an equity compensation plan.
21

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“
Dodd-Frank
”)
Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “
say on pay,
” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. At the annual meeting the Company’s stockholders will have the right to vote on both executive compensation and the frequency of future votes on executive compensation, as described herein. We currently expect that the next vote on the frequency of future votes on executive compensation will be held at our 2032 annual meeting.
Executive Employment Agreements and Offer Letters
Consulting Agreements
On July 7, 2026, and effective July 1, 2026, the Company entered into Consulting Agreements with Mr. Keith Merrell and The Interim Opportunity Fund LLC, which is an affiliate of William Hayde, pursuant to which such entity agreed to provide us the services of Mr. Hayde.
The agreements have a term of 24 months and provide for Mr. Hayde to provide services to us as Chairman of the Company and Mr. Merrell to provide services to us as Chief Financial Officer and a director of the Company, and for each consultant to be paid $5,000 per month in cash, to be paid in arrears, which amount is to be accrued until such time, if ever, as the Company has raised $1,000,000 in cash following the effective date. The agreements contain customary indemnification obligations of the Company, confidentiality obligations of the consultants and the individuals. The agreements can be terminated by the mutual approval of the parties, by either party for cause (as discussed below), or upon the end of the term.
The Company may terminate the agreement if, in its reasonable judgment, the consultant engages in gross negligence or willful misconduct detrimental to the Company, commits fraud, embezzlement, or misappropriation involving the Company’s assets or business, breaches any material covenant or obligation under the agreement, fails to comply with the Company’s written policies, or is convicted of or pleads guilty or nolo contendere to a felony. For terminations based on a contractual breach or policy violation, the Company must first provide written notice describing the alleged default and allow the consultant ten days to cure the breach, if curable, before terminating the agreement. The consultants also have the right to terminate the agreement for Cause upon written notice if, in its reasonable judgment, the Company materially breaches the agreement or requests that they perform acts that would violate applicable laws, regulations, or other recognized professional standards. In either case, the Company is entitled to a ten-day opportunity to cure the alleged breach or improper request after receiving written notice before the consultant may terminate the agreement for Cause. Upon termination, the Company is required to pay all amounts accrued and due through the termination date, to the extent the Company has raised $1 million as of such date of termination.

Prior Employment Agreements and Offer Letters
On September 12, 2022, the Company entered into employment agreements with Mr. Hayde, its President/CEO and Mr. Merrell, its CFO. The employment agreements provided for no salary until such time as adequate funds became available, at which time the salaries would be determined by the Board of Directors. These were replaced and superseded by the Consulting Agreements discussed above.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Except as referenced below or otherwise disclosed above under “
Executive Compensation
”, “
Voting Rights and Principal Stockholders—Voting Agreement and Director Designation
” or “
Executive Employment Agreements and Offer Letters
”, above, all of which disclosures are incorporated by reference into this “
Certain Relationships and Related Party Transactions
”, there have been no transactions since January 1, 2024, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.
22

Related Party Transactions and Agreements
YourSpace Note
Pursuant to the Exchange Agreement, the Avid Gold Shareholders agreed to exchange 100% of the ownership of Avid Gold in consideration for (a) 4,500,000 shares of the Series A Preferred Stock of the Company, issuable to the Avid Gold Shareholders pro-rata with their ownership of Avid Gold; and (b) the agreement by the Company to generate the funds required to repay the $100,000 owed by the Company under an outstanding promissory note, which was required to be repaid within 90 days of the closing date of the Exchange.
On October 23, 2026, we entered into a Note Payoff and Mutual Release Agreement with YourSpace America, Inc. (“
YourSpace
”), whose Chairman is William Hayde, the Company’s Chief Executive Officer and Chairman. Pursuant to the agreement, we and YourSpace agreed on the payoff amount of the promissory note, YourSpace waived any prior defaults which may have occurred thereunder, we agreed to pay the amount then due under the note ($120,068), and we and YourSpace provided general releases to each other, effective on the payoff date. As a result, the balance of the YourSpace note is currently $0.
Related Party Accounts Payable and Notes Payable
As of June 30, 2026, December 31, 2025 and December 31, 2024, we had $477, $477 and $66,710, respectively in related party accounts payable and $122,500, $112,500 and $0, of related party notes payable, respectively, representing total amounts due to related parties of $112,977 ($100,000-Keith Merrell, $22,500 William Hayde, and $477-Jeffrey Robins), $112,977 ($100,000-Keith Merrell, $22,500 William Hayde, and $477-Jeffrey Robins), and $66,710 ($66,710-Keith Merrell), respectively.
Review, Approval and Ratification of Related Party Transactions
We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), director(s) and significant stockholders, provided that it is our policy that any and all such transactions are presented and approved by a majority of the Board (with the interested parties abstaining) and future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.
Based solely on our review of the copies of such reports received by us, we believe that all filings required to be made under Section 16(a) during 2025 were timely made.
PROPOSAL 1 – BOARD PROPOSAL
General
At the annual meeting, three directors are to be elected to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has selected the following nominees for election: William Hayde, Keith Merrell and Fred Tejada, each of whom are current members of the Board of Directors of the Company.
If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.
23

The Company’s Board of Directors has reviewed the qualifications of the director nominees, and has recommended each of the nominees for election to the Board of Directors.
We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving us and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board of Directors, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of the Record Date.
THE BOARD OF DIRECTORS RECOMMENDS
VOTING “
FOR
” EACH OF THE NOMINEES LISTED BELOW.
Nominees for Appointment to the Board of Directors
WILLIAM HAYDE (AGE 61)
Chairman of the Board and Chief Executive Officer
Director since September 2022
Mr. Hayde has been a Wall Street veteran for over 30 years, concentrating on investment banking and institutional trading, retiring from that portion of the industry after a long, successful career. Mr. Hayde has been the Managing Director of the Interim Opportunity Fund LLC and its advisor, Waterside Capital Advisors, Inc., since March 2018. During 2013, Mr. Hayde was a co-founder and Executive Vice-President of Intercontinental Beverage Capital, Inc. (“IBC”). IBC is a New York based merchant bank focused specifically on the beverage and consumer packed goods industries. From January 2011 through March 2018, he served as Registered Vice President of Investment Banking Network 1 Financial Securities, Inc. and has held the following securities licenses: 4, 6, 7, 24, 55, 63 and 79. From 2002 through 2009, he was co-owner of Waterville Investment Research, which also operated the hedge fund Waterville Investment Partners LLP. Mr. Hayde maintains seats on the advisory boards of multiple public and private companies in the consumer and medical industries. From January 1997 through May 2010, he was head of investment banking for Brockington Securities and directed the firm’s underwriting activities, private placements, and initiation of trading of newly listed securities. Mr. Hayde received his B.A. degree from Stony Brook University.
The Board of Directors believes that Mr. Hayde is well-qualified to serve on the Board of Directors due to his extensive experience in investment banking and institutional trading, coupled with his experience as Chief Executive Officer of the Company. The Board of Directors believes Mr. Hayde’s leadership and experience will be instrumental in supporting the Company’s drive for sustainable growth, operational efficiency, and building long-term stockholder value.
KEITH L. MERRELL (AGE 80)
Chief Financial Offer and Principal Accounting Officer, Secretary and Treasurer
Director since January 2018
Mr. Merrell serves as our Chief Financial Officer, Secretary and Treasurer. Mr. Merrell draws on over 35 years of accounting experience to manage our accounting functions and interface with our independent public accountants. He spent two years in the field of public accounting and has served as Chief Financial Officer for four other public companies. He currently serves full-time as our Chief Financial Officer and also serves as part-time CFO of another public company. His business career includes extensive experience in management, sales and marketing, consulting, and merger and acquisition work. He graduated from Arizona State University with a B.S. degree in Accounting.
The Board of Directors believes that Mr. Merrell is well-qualified to serve on the Board of Directors due to his 35 years of accounting experience, including his extensive experience as our principal accounting officer.
24

Fred Tejada (age 67)
Senior Vice President and Chief Geologist
Director since July 2026
Mr. Tejada brings over 40 years of experience in the exploration and mining industry to the Company. Mr. Tejada previously served as a member of the Board of Directors of Canadian Goldfields Discovery Corp. and as its Chief Executive Officer from July 2017 to December 2025 (TSXV:CGM). From June 2021 to December 2025, Mr. Tejada served as Interim Chief Executive Officer of MegumaGold Corp., having served as Director from June 2016.  From February 2021 to September 2024, Mr. Tejada served as Director, Chief Executive Officer (February 2021 to April 2022) and Executive Vice President of Exploration (April 2022 to September 2024), for Kalo Gold Corp. (TSXV:KALO). From March 2021 to July 2022, Mr. Tejada served as Director and Technical Lead Advisor for Solis Minerals. From June 2021 to July 2022, Mr. Tejada served as Chief Executive Officer to Volatus Corp.
Mr. Tejada graduated with a Bachelor of Science degree in Geology from Adamson University in Manila, the Philippines.
The Board of Directors believes that Mr. Tejada’s over 40 years’ experience in the exploration and mining industry, and the insights he has gained from his experiences, will provide crucial guidance for our management and operations.
Director Qualifications
The Board of Directors believes that each of our directors is highly qualified to serve as a member of the Board of Directors. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.
Vote Required
A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect the nominees. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “
withhold authority
” (shown as “
WITHHOLD ALL
” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.
Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “
FOR
” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.
Pursuant to the power provided to the Board of Directors in our Bylaws, the Board of Directors has set the number of directors that shall constitute the Board of Directors at three. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.
Under the Voting Agreement, the Voting Shareholders have irrevocably agreed to vote all shares beneficially owned by them (i) to fix the size of the Board at five (5) directors, unless otherwise agreed in writing by Mr. Tejada, and (ii) to elect at least three (3) directors designated in writing by Mr. Tejada. See also “
Voting Rights and Principal Stockholders—Voting Agreement and Director Designation
”, above.
Board Recommendation
The Board unanimously recommends a vote “
FOR ALL
” director nominees.
25

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “
FOR
” EACH OF THE NOMINEES LISTD ABOVE.
PROPOSAL 2 – THE AUDITOR PROPOSAL
General
The Board of Directors has selected Fruci & Associates II, PPLC (“
Fruci
”), as our independent auditors for the fiscal year ending December 31, 2026, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the 2026 Annual Meeting. Fruci served as our independent registered public accounting firm for the years ended December 31, 2025 and December 31, 2024. If the stockholders do not ratify the appointment of Fruci, the Board may determine to reconsider the appointment. Even if the selection is ratified, the Board, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
We do not anticipate a representative from Fruci to be present at the annual stockholders meeting. In the event that a representative of Fruci is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and we will allow such representative to be available to respond to appropriate questions.
Audit Fees
The following table presents fees for professional services rendered by Fruci for the years ended December 31, 2025 and December 31, 2024:
	2024	2025
Audit Fees (1)	$26,250	$18,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$26,250	$18,000

(1) Audit fees for fiscal year 2024 represent fees incurred for the audit of our annual financial statements for the year ended December 31, 2024. Audit fees for fiscal year 2025 are fees for the audit of our annual financial statements for the year ended December 31, 2025.
Pre-Approval Policies
It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit, provided to us by Fruci in 2025 and 2024.
In order to assure continuing auditor independence, the Board of Directors periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the retention of Fruci to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Fruci as our independent auditor for the year ending December 31, 2026. While the Board of Directors is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, our Board of Directors is requesting, as a matter of policy, that the stockholders ratify the appointment of Fruci as our independent registered public accounting firm.
Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the annual meeting by the holders entitled to vote thereon is required to approve this Proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “
FOR
” this proposal.
26

Board Recommendation
The Board unanimously recommends a vote “
FOR
” this Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “
FOR
”
THE APPOINTMENT OF
Fruci & Associates II, PPLC
AS OUR INDEPENDENT
AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.
PROPOSAL 3 – SAY ON PAY PROPOSAL
General
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “
FOR
” or “
AGAINST
” the resolution below (commonly referred to as “
Say-on-Pay
”). While our Board of Directors intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.
In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “
Executive Compensation
” (beginning on page 19) and the accompanying compensation tables and narratives (beginning on page 19).
Our Board of Directors directly oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Board is guided by the following key principles in determining the compensation of our executive officers:
•
Competition Among Peers
.  The Board believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

•
Accountability for Our Performance
.  The Board also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

•
Accountability for Individual Performance
.  In addition, the Board believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

•
Alignment with Stockholder Interests
.  Moreover, the Board believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.
27

The Board of Directors endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:
“
RESOLVED
, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to paragraphs (m) through (r) of Item 402 of Regulation S-K, including the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”
The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in “
Proposal 4 - Say on Pay Frequency Proposal
”, below (page 28)) has historically been to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders; however, the current recommendation of the Board of Directors is to adopt a three year frequency vote at the Annual Meeting and assuming that is approved, it is expected that the next such vote will occur at the 2029 annual meeting of stockholders.
Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the annual meeting by the holders entitled to vote thereon is required to approve this Proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “
FOR
” this proposal.
As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board of Directors, nor will the outcome of the vote require the Board of Directors to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board of Directors, or creating or implying any additional fiduciary duty of the Board of Directors. However, the Board of Directors will carefully consider the outcome of the vote when considering future executive compensation arrangements.
THE BOARD OF DIRECTORS RECOMMENDS VOTING “
FOR
” THIS PROPOSAL.
PROPOSAL 4 – SAY ON PAY FREQUENCY PROPOSAL
General
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., “
Say-on-Pay
” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board of Directors intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.
After careful consideration, the Board of Directors recommends that an advisory vote on the compensation of our named executive officers be held every three years. The Board of Directors believes that an annual advisory vote provides the most effective means for the Company to receive timely feedback from stockholders regarding its executive compensation programs and practices. An annual vote also enables the Company to consider and respond to stockholder input on a regular basis while enhancing engagement and accountability. Although our executive compensation programs are designed to promote both short-term and long-term performance and align the interests of our executives with those of our stockholders, the Board of Directors believes that an annual advisory vote is the appropriate frequency to allow stockholders to express their views on executive compensation. Accordingly, the Board of Directors recommends that stockholders vote to hold an advisory vote on the compensation of our named executive officers every “
3 years
”. However, the Board recognizes that stockholders may instead prefer advisory votes every two years or every three years and therefore seeks stockholder input regarding the frequency of future advisory votes on executive compensation.
28

Vote Required
With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board of Directors will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares voted on the proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “
3 years
” as to the frequency of holding advisory votes on executive compensation.
As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board of Directors, whether or not it is approved by the aforementioned voting standard, nor will the outcome of the vote require the Board of Directors to take any action. In evaluating the vote on this proposal, the Board of Directors will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board of Directors will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.
The Company is required to disclose the Board of Directors’ decision regarding how often the Company will conduct future say-on-pay votes by the filing of a Current Report on Form 8-K no later than 150 calendar days after the date of the annual meeting, but in any event no later than 60 calendar days prior to the deadline for submission of stockholder proposals for the Company’s 2027 annual meeting.
Pending the outcome of the stockholder vote, the Company currently plans to provide stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every six years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2032 annual meeting of stockholders.

Properly executed proxies will be voted for “3 Years” for the frequency of future advisory votes for this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “
3 YEARS
” AS TO THE

FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.
PROPOSAL 5 – EQUITY PLAN PROPOSAL
General
At the Annual Meeting, stockholders are requested to approve and adopt the Company’s 2026 Equity Incentive Plan, which we refer to as the 2026 Plan.
The following is a summary of the principal features of the 2026 Plan. This summary does not purport to be a complete description of all of the provisions of the 2026 Plan. It is qualified in its entirety by reference to the full text of the 2026 Plan, as proposed to be ratified, which is included as
Appendix A
to this Proxy Statement.
General Information About The 2026 Plan
On November 2, 2026, the Board of Directors adopted the 2026 Plan, subject to approval and adoption by the stockholders of the Company at the Annual Meeting (i.e., such 2026 Plan is not effective until adopted by the stockholders of the Company).
The 2026 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights (“SAR”); (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.
29

The Evergreen Provisions of the 2026 Plan will increase the shares available for equity awards following the Reverse Stock Split and may result in substantial dilution to existing stockholders

The 2026 Plan will establish an initial aggregate reserve of 5,000,000 shares of common stock for awards under the 2026 Plan, which will remain at 5,000,000 shares of common stock immediately following the Reverse Stock Split. The 2026 Plan will also provide for automatic annual increases beginning April 1, 2027 and continuing through April 1, 2035, each equal to the lesser of (i) 5% of our outstanding shares of common stock as of the last day of the immediately preceding fiscal year and (ii) 5,000,000 shares, unless our Board determines before the applicable increase date to provide for a smaller increase, which number will not be adjusted following the Reverse Stock Split (“
Automatic Increases
”). The 2026 Plan will establish an overall maximum of 50,000,000 shares issuable under the 2026 Plan and a corresponding maximum of 50,000,000 shares issuable upon exercise of incentive stock options. These share amounts are expressed on a post-Reverse Stock Split basis. On a pre-Reverse Stock Basis, the initial shares available under the 2026 Plan would total 135,000,000 shares of common stock (based on pre-Reverse Stock Split shares outstanding), each yearly increase would total 135,000,000 shares of common stock (based on pre-Reverse Stock Split shares outstanding), and the 50,000,000 maximum number of shares available for awards under the 2026 Plan would total 1,350,000,000 shares of common stock (based on pre-Reverse Stock Split shares outstanding).
The initial reserve and specified share limits will not be proportionately reduced by the Reverse Stock Split. Consequently, the 1-for-27 reverse split ratio will cause the initial reserve and fixed share limits to represent a greater percentage of our outstanding common stock immediately following the Reverse Stock Split, increasing the potential dilution to existing stockholders. The Automatic Increases may further expand the shares available for future awards without an additional stockholder vote.
Although approval of the 2026 Plan and reservation of shares will not themselves dilute stockholders, subsequent issuances under the 2026 Plan will reduce existing stockholders’ percentage ownership and relative voting power and may dilute earnings per share, if any. Shares issued under the 2026 Plan, or the perception that such sales may occur, could also adversely affect the market price of our common stock. The extent of any dilution will depend on the reverse split ratio implemented, the Automatic Increases, the awards granted and settled or exercised, and our outstanding shares at the time of issuance.
Shares Available Under the 2026 Plan; Evergreen Provision
Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2026 Plan is the sum of (i) five million (5,000,000) shares (which will remain at 5,000,000 shares following the Reverse Stock Split if the Reverse Stock Split is approved and implemented), and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2027 and ending on (and including) April 1, 2035, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “
Evergreen Measurement Date
”); and (B) five million (5,000,000) shares of common stock (which will remain at 5,000,000 shares following the Reverse Stock Split if the Reverse Stock Split is approved and implemented); provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “
evergreen
” provision. Notwithstanding the foregoing, no more than a total of 50,000,000 shares of common stock (or awards) may be issued or granted under the 2026 Plan in aggregate, and no more than 50,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options (which will remain at 50,000,000 shares following the Reverse Stock Split if the Reverse Stock Split is approved and implemented).
If an award granted under the 2026 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2026 Plan. As a result, the shares available for granting future awards under the 2026 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2026 Plan in connection with awards previously granted under such 2026 Plan will again be available for awards under the 2026 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was paid in cash or any portion thereof that was forfeited or cancelled without the delivery of shares will again be available for awards, including, but not limited to shares forfeited to pay any exercise price or tax obligation.
30

In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2026 Plan.
The shares available for awards under the 2026 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.
Administration
The Company is the issuer (manager) of the 2026 Plan. The 2026 Plan is administered by either (a) the entire Board of Directors of the Company, or the (b) a designated committee, as determined from time to time by the Board of Directors (the “
Administrator
”). Subject to the terms of the 2026 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2026 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2026 Plan.
The Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.
On or after the date of grant of an award under the 2026 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code of 1986, as amended (the “
Code
”).
Eligibility
All of the Company’s employees (including its affiliates), non-employee directors and consultants are eligible to participate in the 2026 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2026 Plan only to our employees (including our affiliates).
As of the date of this Proxy Statement, we had no employees, three non-employee directors and no consultants.
No awards are issuable by the Company under the 2026 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.
Limit on Non-Employee Director Compensation
The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $750,000, or $1 million in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.
31

Option Terms
Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2026 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.
The term of all stock options granted under the 2026 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.
Options granted under the 2026 Plan may be exercisable in cumulative increments, or “
vest,
” as determined by the Administrator.
Incentive stock options granted under the 2026 Plan are intended to qualify as “
incentive stock options
” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2026 Plan are not intended to qualify as incentive stock options under the Code.
The Administrator may impose limitations on the transferability of stock options granted under the 2026 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2026 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.
Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the optionholder, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that the exercise of the option is prohibited by applicable securities laws or the immediate sale of shares acquired upon exercise of the option is prohibited by our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the administrator and may include (i)

cash, check, bank draft or money order; (ii)

a broker-assisted cashless exercise; (iii)

the tender of shares of our common stock previously owned by the optionholder; (iv)

a net exercise of the option (to the extent allowed); or (v)

other legal consideration approved by the administrator.
Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “
cause
” is defined in the 2026 Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i)

the recipient’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii)

the recipient’s commission of (A)

a felony or (B)

any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii)

the recipient’s failure to perform the recipient’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the recipient by the Company; (iv)

the recipient’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v)

the recipient’s material violation of any provision of any agreement(s)

between the recipient and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.
32

Restricted Stock Unit Awards
Restricted stock unit (RSU)

awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards
Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights
Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2026 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment as determined by our Board of Directors and specified in the stock appreciation right agreement.
The administrator determines the term of stock appreciation rights granted under our 2026 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards
Our 2026 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.
33

The performance goals may be based on any measure of performance selected by our Board of Directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board of Directors at the time the performance award is granted, our Board of Directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i)

to exclude restructuring and/or other nonrecurring charges; (ii)

to exclude exchange rate effects; (iii)

to exclude the effects of changes to generally accepted accounting principles; (iv)

to exclude the effects of any statutory adjustments to corporate tax rates; (v)

to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi)

to exclude the dilutive effects of acquisitions or joint ventures; (vii)

to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii)

to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix)

to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x)

to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi)

to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.
Other Stock Awards
The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award (or cash equivalent)

and all other terms and conditions of such awards.
Tax Withholding Adjustments
To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.
Changes to Capital Structure
In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i)

the class and maximum number of shares reserved for issuance under our 2026 Plan, (ii)

the class and maximum number of shares by which the share reserve may increase automatically each year, (iii)

the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv)

the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards, provided that no adjustment will be made to the 2026 Plan thresholds or Automatic Increase amounts as a result of the Reverse Stock Split.
Corporate Transactions
In the event of a corporate transaction (as defined in the 2026 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our 2026 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company)

does not assume, continue or substitute for such stock awards, then (i)

with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable)

of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level)

to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable)

at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii)

any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable)

prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
34

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any)

of (i)

the value of the property the participant would have received upon the exercise of the stock award, over (ii)

any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our common stock.
Change in Control
Stock awards granted under our 2026 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2026 Plan)

as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights
The Administrator has the right, to effect, at any time and from time to time, subject to the consent of any participant whose award is materially impaired by such action, (1)

the reduction of the exercise price (or strike price)

of any outstanding option or SAR; (2)

the cancellation of any outstanding option or SAR and the grant in substitution therefor of (A)

a new option, SAR, restricted stock award, RSU award or other award, under the 2026 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B)

cash and/or (C)

other valuable consideration (as determined by the Board); or (3)

any other action that is treated as a repricing under generally accepted accounting principles.
Duration; Termination of the 2026 Plan
Our Board of Directors has the authority to amend, suspend, or terminate our 2026 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our 2026 Plan. No stock awards may be granted under our 2026 Plan while it is suspended or after it is terminated.
Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2026 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.
Incentive Stock Options
There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “
spread,
” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m)

of the Code and the satisfaction of a tax reporting obligation)

to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.
35

Non-Statutory Stock Options and Restricted Stock Awards
Non-statutory stock options and restricted stock awards granted under the 2026 Plan generally have the following federal income tax consequences.
There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “
a substantial risk of forfeiture
” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b)

election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b)

election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m)

of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Restricted Stock Units and Performance-Based Restricted Stock Units
Restricted stock units (“
RSUs
”) and performance-based restricted stock units (“
PSUs
”) granted under the 2021 Plan generally have the following federal income tax consequences.
The grant of an RSU or PSU generally will not result in taxable income to the recipient or a federal income tax deduction to us. Upon the settlement of an RSU or PSU in shares of common stock or cash, generally following the applicable vesting date or, in the case of a PSU, the certification of the applicable performance goals and satisfaction of any other applicable vesting conditions, the recipient generally will recognize ordinary income equal to the fair market value of the shares received (or the amount of cash paid) at the time of settlement. Because no property is transferred at the time of grant, recipients generally may not make an election under Section 83(b) of the Code with respect to RSUs or PSUs.
With respect to employees, we generally will be required to withhold applicable federal, state and local income and employment taxes based on the amount of ordinary income recognized upon settlement. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of applicable tax reporting requirements, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient.
Following settlement, any appreciation or depreciation in the value of the shares will generally be treated as capital gain or loss upon a subsequent disposition of the shares. Such gain or loss generally will be long-term or short-term capital gain or loss depending on whether the shares have been held for more than one year following the settlement date.
Potential Limitation on Company Deductions
Section 162(m)

of the Code denies a deduction to any publicly-held corporation for compensation paid to certain senior executives of our company (a “
covered employee
”)

in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.
36

Awards planned under the 2026 Plan
There are no current plans to issue any awards under the 2026 Plan.
The share limits under the 2026 Plan will not be proportionately reduced in connection with the Reverse Stock Split, increasing the potential dilution to existing stockholders.
If the 1-for-27 Reverse Stock Split described in Proposal 8 is approved and implemented, the number of outstanding shares of common stock will decrease, but the 2026 Plan’s initial 5,000,000 share reserve, 5,000,000 share annual ceiling on evergreen increases, 50,000,000 share aggregate plan limit and 50,000,000-share Incentive Stock Option limit will remain unchanged. As a result, the initial reserve and fixed aggregate limits will represent a substantially larger percentage of the Company’s outstanding common stock than they would if proportionately reduced in connection with the Reverse Stock Split.
Although retaining these limits does not itself result in the issuance of additional shares, it will permit the Company to grant awards covering more post-split shares than would be available under proportionately adjusted limits. Future issuances pursuant to these awards could substantially dilute existing stockholders’ percentage ownership and relative voting power and reduce their proportionate participation in the Company’s future earnings and distributions. In addition, the evergreen provision permits annual increases in the share reserve without a separate stockholder vote on each increase, subject to its annual limitations, the Board’s authority to reduce an increase and the aggregate plan limit. Sales of shares issued under the 2026 Plan, or the perception that such sales may occur, could also adversely affect the market price of the Company’s common stock.
Vote Required; Recommendation of the Board of Directors
Approval of the Equity Plan Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “
FOR
” this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “
FOR
” THE PROPOSAL

TO APPROVE THE 2026 PLAN.
PROPOSAL 6 - REINCORPORATION PROPOSAL
General
Our Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Utah to the State of Nevada (the Reincorporation). If our stockholders approve the proposal and our Board of Directors determines to proceed, we intend to effect the Reincorporation by effecting a transfer under the Utah Revised Business Corporation Act (the “
URBCA
”) and a conversion under the Nevada Revised Statutes (the “
NRS
”) (collectively, the “
Conversion
”). For the purposes of this proposal, we sometimes refer to the Company as “
Nu-Med-UT
” prior to the Reincorporation and “
Nu-Med-NV
” after the Reincorporation. Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth and will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.
As discussed in greater detail under “
Relationship Among the Proposals
” beginning on page 8
, approval of this Proposal 6 alone will authorize the Reincorporation but will not authorize or result in the name change, reverse stock split or authorized common or preferred share increases described in Proposals 7, 8, 9 and 10, respectively.
Each of those matters is being presented to stockholders as a separate proposal. Approval of Proposal 6 will not constitute approval of any of Proposals 7, 8, 9 or 10. If Proposal 6 is approved, the terms of the Reincorporation will be conformed to reflect the results of the separate stockholder votes on Proposals 7, 8, 9 and 10, as described below. Proposals 9 and 10 are each conditioned upon approval of Proposal 6 and consummation of the Reincorporation, while Proposals 7 and 8 may, if approved, be implemented independently of the Reincorporation in the circumstances described under the applicable proposal.
Shareholders are encouraged to read “
Relationship Among the Proposals
” before voting on this Proposal 6.
37

The following is a summary of the Plan of Transfer attached hereto as
Appendix B
. This summary does not purport to be a complete description of all of the provisions of the Plan of Transfer or the exhibits thereto. It is qualified in its entirety by reference to the full text of the Plan of Transfer and the exhibits thereto, which is included as
Appendix B
to this Proxy Statement.
The Plan of Transfer and the form of Articles of Incorporation of Nu-Med-NV attached thereto include bracketed or footnoted provisions relating to Proposals 7 through 10. Prior to the effectiveness of the Reincorporation, those documents will be conformed to reflect the actual results of the shareholder votes on Proposals 7 through 10. If the Reverse Stock Split is implemented before the Reincorporation pursuant to Proposal 8, the exchange ratio in the Plan of Transfer will also be adjusted to reflect the Reverse Stock Split previously effected and to avoid effecting a second reverse stock split in connection with the Reincorporation and if Proposal 9 is not approved, the Articles of Incorporation of Nu-Med-NV will provide for 90,000,000 authorized shares of common stock rather than 500,000,000 authorized shares of common stock. If Proposal 10 is not approved, the Articles of Incorporation of Nu-Med-NV will provide for 10,000,000 authorized shares of preferred stock rather than 20,000,000 authorized shares of preferred stock.
Reasons for the Reincorporation in Nevada
Our Board of Directors believes a reincorporation in Nevada is in the best interests of the Company and its stockholders and will provide flexibility for both our management and business. For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what we have proposed. Because of Nevada’s significance as the state of incorporation for many major corporations, the Nevada judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed interpreting Nevada’s corporation laws. As a result, Nevada corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs.
The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Utah and Nevada, including differences that may have anti-takeover implications, see “
Comparative Rights of Stockholders Before and After the Reincorporation
” below.
Material Terms of the Conversion
The process for reincorporating the Company from Utah to Nevada calls for the articles of transfer to be filed with the Utah Division of Corporations and Commercial Code and for the Nevada articles of incorporation and articles of conversion to be filed with the Nevada Secretary of State at approximately the time desired for the Reincorporation to take effect.
The Plan of Transfer
The Reincorporation will be effected pursuant to the plan of transfer to be entered into by the Company (the Plan of Transfer). The plan of transfer provides that the Company will convert into a Nevada corporation, which will continue with all of the assets, rights, privileges and powers of Nu-Med-UT, and all property owned by Nu-Med-UT, all debts due to Nu-Med-UT, as well as all other causes of action belonging to Nu-Med-UT immediately prior to the conversion, remaining vested in Nu-Med-NV following the conversion. Nu-Med-NV will remain as the same entity following the conversion. The directors and officers of Nu-Med-UT immediately prior to the conversion will be the directors and officers of Nu-Med-NV. The Plan of Transfer is attached hereto as
Appendix B
. Attached to the Plan of Transfer are Articles of Conversion which will be filed with the Secretary of State of Nevada (
Exhibit A
to the Plan of Transfer), Articles of Transfer which will be filed with the Secretary of State of Utah (
Exhibit B
to the Plan of Transfer), Articles of Incorporation of Nu-Med-NV which will be filed with the Secretary of State of Nevada (
Exhibit C
to the Plan of Transfer) and Bylaws of Nu-Med-NV (
Exhibit D
to the Plan of Transfer) which will be effective upon effectiveness of the Reincorporation, and which are subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. Approval of this Proposal 6 will be deemed approval and adoption of each Exhibit to the Plan of Transfer.
38

Pursuant to the Reincorporation, Nu-Med-NV will assume all of Nu-Med-UT’s obligations related to convertible equity securities and other rights to purchase Nu-Med-UT common stock. Nu-Med-UT’s outstanding convertible and exercisable securities consist of warrants and options to purchase Nu-Med-UT common stock. Each outstanding warrant and option to purchase shares of Nu-Med-UT common stock will be converted into a warrant and option to purchase a number of shares of Nu-Med-NV common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.
As part of the Plan of Transfer, assuming that the Name Change Proposal, Reverse Stock Split Proposal, Authorized Common Share Increase Proposal and the Authorized Preferred Share Increase Proposal, are approved by shareholders at the Annual Meeting, our name will be changed to “
Avid Gold, Inc.
”, we will affect a 1-for-27 reverse stock split of our outstanding common stock, and we will increase our authorized shares of common stock to 500,000,000 shares of common stock and our authorized shares of preferred stock to 20,000,000 shares of preferred stock, each as discussed in greater detail under Proposals 7, 8, 9 and 10, respectively.
Effect of Vote for the Reincorporation
A vote in favor of the Reincorporation proposal is a vote to approve the plan of transfer and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Nevada articles of incorporation and bylaws.
If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Utah and be subject to the Company’s existing Articles of Incorporation and Bylaws.
Effective Time
If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of transfer filed with the Secretary of State of Utah and the articles of conversion and articles of incorporation are filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Nevada Secretary of State and the Utah Division of Corporations and Commercial Code. If the Reincorporation proposal is approved, it is anticipated that the Board of Directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Board of Directors or the plan of transfer may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.
Material U.S. Federal Income Tax Consequences of the Reincorporation
The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Reincorporation. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended, current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “
IRS
”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.
39

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our common stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.
If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our common stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our common stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.
The Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:
•	U.S. holders will not recognize any gain or loss as a result of the Reincorporation;
•
the aggregate tax basis of the shares of Nu-Med-NV common stock deemed received in the Reincorporation by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of Nu-Med-UT common stock converted therefor;

•
the holding period of the shares of Nu-Med-NV common stock deemed received in the Reincorporation by a U.S. holder will include the U.S. holder’s holding period of the shares of Nu-Med-UT common stock converted therefor; and

•	no gain or loss will be recognized by the Company as a result of the Reincorporation.
THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.
Securities Act Consequences
The shares of Nu-Med-NV common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act. In that respect, the Nu-Med-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Nu-Med-NV will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Reincorporation will continue to have freely tradable shares of Nu-Med-NV common stock. Stockholders holding restricted shares of Nu-Med-NV common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, Nu-Med-NV and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.
40

No Exchange of Stock Certificates Required
Stockholders are not required to exchange their stock certificates for new certificates representing shares of Nu-Med-NV common stock. New stock certificates representing shares of Nu-Med-NV common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Nu-Med-NV common stock, as the case may be, following the Effective Time of the Conversion.
No Dissenters’ Rights
Under the URBC, our stockholders are not entitled to dissenters’ rights with respect to the Reincorporation described in this Proposal 6.
Potential Disadvantages of the Reincorporation
The Reincorporation may have certain disadvantages to our shareholders. Set forth below is a summary of certain differences between Utah law and Nevada law that our Board of Directors considered to be potentially disadvantageous to shareholders, though this summary is not intended to be a complete statement of all such differences and is qualified in its entirety by reference to the Utah Revised Business Corporation Act, the Nevada Revised Statutes, and our governing documents before and after the Reincorporation.
Removal of Directors
. Under Utah law, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, shareholders may remove one or more directors with or without cause, and a director may generally be removed by a simple majority of the votes cast at a meeting called for that purpose (that is, the votes cast in favor of removal need only exceed the votes cast against removal). Under Nevada law, by contrast, a director may generally be removed only by the affirmative vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote (regardless of how many shares are actually voted at the meeting). As a result, following the Reincorporation, it may be more difficult for shareholders to remove one or more of our directors than it is under our current jurisdiction of incorporation, and incumbent directors may be more insulated from removal even where a majority of shares voting favor such removal.
Inspection of Corporate Records
. Utah law provides that any shareholder, regardless of the number of shares held or length of ownership, is entitled to inspect and copy the corporation’s articles of incorporation, bylaws, board resolutions relating to shares, minutes of shareholder meetings from the prior three years, communications sent to shareholders, and similar basic records, simply by providing written notice at least five business days in advance. Nevada law imposes higher thresholds for shareholders seeking to inspect corporate records: a shareholder must generally have been a stockholder of record for at least six months, or hold (or be authorized by holders of) at least 5% of the corporation's outstanding shares, to inspect the corporation's stock ledger, list of shareholders, and other books and records. Inspection and audit of the corporation’s books of account and financial records under Nevada law requires ownership of at least 15% of the corporation's outstanding shares. As a result, following the Reincorporation, shareholders holding smaller stakes may have a more limited ability to inspect our corporate records than they do under our current jurisdiction of incorporation.
Dissenters’ and Appraisal Rights
. Utah law and Nevada law both provide shareholders who object to certain fundamental corporate transactions, such as mergers, with the right to dissent from the transaction and demand payment of the fair value of their shares. However, Nevada law contains a broader “market out” exception that eliminates dissenters’ rights for shares that are covered securities under the Securities Act, or are traded in an organized market with at least 2,000 holders and a market value of at least $20,000,000, in each case if shareholders receive cash and/or similarly liquid securities in the transaction. This exception is broader than analogous exceptions under Utah law. As a result, following the Reincorporation, shareholders may have less extensive rights to dissent from and obtain fair value payment in connection with certain corporate transactions, particularly if our shares become more widely held or listed on a national securities exchange in the future.
Our Board of Directors has considered these potential disadvantages, together with the potential advantages of the Reincorporation, and has determined that the Reincorporation is in the best interests of the Company and its shareholders, notwithstanding these considerations.
41

Comparative Rights of Stockholders Before and After the Reincorporation
Upon consummation of the Reincorporation, the outstanding shares of our common stock will be converted into shares of Nu-Med-NV’s common stock. Consequently, our common stockholders, whose rights as stockholders are currently governed by the URBC and the Company’s current Articles of Incorporation and Bylaws, will become common stockholders of Nu-Med-NV (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and the Bylaws of Nu-Med-NV, which are attached hereto as
Appendix C
(also
Exhibit C
of
Appendix B
) and
Appendix D
(also
Exhibit D
of
Appendix B)
, respectively, and which are subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. Shareholders are encouraged to read the Articles of Incorporation and Bylaws of Nu-Med-NV as the below is just a summary of the material terms thereof.
Because of differences between the NRS and the URBC, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are certain significant provisions of the NRS and URBC, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the URBC and the differences between Nu-Med-UT’s articles of incorporation and bylaws and Nu-Med-NV’s articles of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the URBC, Nu-Med-UT’s articles of incorporation and Nu-Med-UT’s bylaws, and Nu-Med-NV’s articles of incorporation and Nu-Med-NV’s bylaws.
Provisions	Nu-Med-UT (Utah law)	Nu-Med-NV (Nevada law)
Action by Shareholders without a Meeting
URBC (Utah Code § 16-10a-704) provides that, unless otherwise provided in a corporation’s articles of incorporation, any action that may be taken at an annual or special meeting of shareholders may generally be taken without a meeting and without prior notice if the requisite written consents are obtained; provided, however, that directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors. Action by less than unanimous written consent is subject to the notice requirements and other conditions specified in the URBC. Our current Bylaws similarly permit action without a meeting by written consents signed by holders having not less than the minimum number of votes necessary to authorize the action at a meeting.

NRS § 78.320 generally permits any action required or permitted to be taken at a stockholders’ meeting to be taken without a meeting if written consents are signed by stockholders holding the voting power required by the NRS, the articles of incorporation or the bylaws. The articles of incorporation or bylaws may provide otherwise. Our Nevada Articles of Incorporation will provide that any action required or permitted to be taken at a stockholders’ meeting to be taken without a meeting if written consents are signed by stockholders holding the voting power required by the NRS, the articles of incorporation or the bylaws.

Removal of Directors
Under the URBC (Utah Code § 16-10a-808), the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against removal. If cumulative voting is not in effect, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting notice must state that purpose, or that one of the purposes of the meeting is removal of the director. Our current articles of incorporation do not provide any limitation on removal of directors.

Under NRS § 78.335, any director or one or more incumbent directors generally may be removed only by stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. If cumulative voting applies, fewer than all incumbent directors may not be removed unless the removal vote is sufficient to prevent each director's election. The Articles of Incorporation may require a greater vote, and a director elected by a class or series is generally removed by the applicable class or series. Nevada law does not distinguish between removal with or without cause.

42

Indemnification
Under the URBC (Utah Code §§ 16-10a-902 to -907), a corporation may indemnify a director who satisfies the applicable standards of conduct, including acting in good faith, reasonably believing the conduct was in or not opposed to the corporation’s best interests and, in a criminal proceeding, having no reasonable cause to believe the conduct was unlawful. In a proceeding by or in the right of the corporation, indemnification is generally limited to reasonable expenses, and indemnification is restricted where the director is adjudged liable to the corporation or on the basis of receiving an improper personal benefit, subject to court-ordered relief. Unless limited by the Articles of Incorporation, a director who is successful on the merits or otherwise is entitled to mandatory indemnification for reasonable expenses. The URBC also permits advancement of expenses subject to specified undertakings and determinations and permits indemnification and advancement for officers, employees, fiduciaries and agents as provided by statute. Our current Articles of Incorporation do not require the Company to indemnify our officers and directors.

Under NRS §§ 78.7502 and 78.751, a Nevada corporation may provide discretionary indemnification of directors, officers, employees and agents who satisfy the applicable statutory standards; must indemnify such persons to the extent successful on the merits or otherwise in defending a covered proceeding, claim, issue or matter; and may advance expenses to directors and officers upon receipt of the required undertaking, unless restricted by the Articles of Incorporation, Bylaws or an agreement. Our Nevada Articles of Incorporation and Bylaws will provide that our officers and directors are indemnified to the fullest extent permitted by Nevada law.

Notice of Meetings and Adjournments
The URBC (Utah Code § 16-10a-705) requires notice of annual and special shareholder meetings not fewer than 10 nor more than 60 days before the meeting. Unless the Bylaws require otherwise, no additional notice of an adjourned meeting is required if the new date, time or place is announced before adjournment. If the meeting is adjourned for more than 30 days, or if a new record date is or must be fixed, notice of the adjourned meeting must be given to shareholders of record entitled to vote.

NRS § 78.370 requires written notice of a stockholders' meeting to be delivered to each stockholder of record entitled to vote not less than 10 nor more than 60 days before the meeting. Unless the Articles of Incorporation or Bylaws require otherwise, additional notice of an adjourned meeting is not required if the date and time, any means of remote communication and, if applicable, the physical location of the adjourned meeting are announced at the meeting at which the adjournment is taken. If a new record date is fixed for an adjourned or postponed meeting, notice must be delivered to each stockholder of record as of the new record date.

Record Date
The URBC (Utah Code § 16-10a-707) permits the Bylaws to fix, or provide the manner of fixing, the record date for determining shareholders entitled to notice, to vote, to act without a meeting, to demand a special meeting or to take other action. If the Bylaws do not do so, the board of directors may fix a future record date. If no record date is otherwise fixed for an annual or special meeting, the default is the close of business on the day before the first notice is delivered. A record date may not be more than 70 days before the meeting or action. The determination ordinarily applies to an adjournment, but the board must fix a new record date if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

NRS § 78.350 generally permits the board of directors to fix a record date not more than 60, nor less than 10 days before a stockholders’ meeting. If no meeting record date is fixed, the default is the close of business on the day before the first notice is given or, if notice is waived, the day before the meeting. The meeting record date ordinarily applies to an adjournment or postponement, but the board must fix a new record date if the meeting is adjourned or postponed for more than 60 days. For action by written consent, the board may fix a record date that is not earlier than, or more than 10 days after, the date the board adopts the record-date resolution; if the board does not fix a date, the statutory default depends on whether prior board action is required.

43

Amendment to the Articles of Incorporation
In accordance with the URBC (Utah Code § 16-10a-1003), the board of directors generally proposes and recommends an amendment to the Articles of Incorporation for submission to the shareholders. The board may make no recommendation if, because of conflicts of interest or other special circumstances, it determines that it should not do so and communicates the basis for that determination to the shareholders. Notice of the meeting must state that one purpose is to consider the proposed amendment and must contain or be accompanied by a copy or summary of the amendment. The amendment must then be approved by the shareholders and any voting groups entitled to vote, in accordance with the URBC and the governing documents.
Utah Code § 16-10a-1004 requires a class to vote separately as its own voting group (in addition to any overall shareholder vote), unless otherwise set forth in the Articles of Incorporation, whenever a proposed amendment would: (a) increase or decrease that class’s authorized shares; (b) reclassify/exchange all or part of that class into another class; (c) create a right to exchange another class's shares into this class; (d) change the class’s designation, rights, preferences, or limitations; or (e) change the class’s shares into a different number of shares of the same class. If an amendment affects two or more series of a class in the same way, those series vote together as one group rather than separately.

In accordance with NRS §§ 78.385 and 78.390, amendments to the Nevada Articles of Incorporation generally require the board of directors to adopt a resolution setting forth the proposed amendment and submit it to the stockholders for approval, subject to specific statutory exceptions. For example, NRS § 78.390 permits a change in the corporation's name without stockholder action unless the Articles of Incorporation prohibit that procedure.
NRS does not have a broadly equivalent “separate voting by class” statute for amendments generally and instead voting requirements track what is set out in the articles/bylaws and the specific NRS provision governing the type of amendment.

Amendment to the Bylaws
Under the URBC (Utah Code § 16-10a-1020), a corporation's board of directors may amend the corporation's Bylaws at any time, except to the extent the Articles of Incorporation, the Bylaws or the URBC reserve that power exclusively to the shareholders, in whole or in part. The shareholders may amend the Bylaws at any time even though the board also has amendment power. Under Utah Code § 16-10a-1021, a shareholder-adopted bylaw fixing a greater shareholder quorum or voting requirement may not be adopted, amended or repealed by the board. Our current Articles of Incorporation and Bylaws do not reserve the general amendment power exclusively to the shareholders, and the Bylaws may generally be amended by the board without shareholder consent.

Under NRS § 78.120, subject to bylaws adopted by the stockholders, the board of directors may make the corporation's Bylaws and, unless prohibited by a stockholder-adopted bylaw, may adopt, amend or repeal any bylaw, including one adopted by the stockholders. The Articles of Incorporation may grant the authority to adopt, amend or repeal Bylaws exclusively to the directors. Our Nevada Articles of Incorporation provide that the Board may amend, restate or repeal the Bylaws without divesting the stockholders of their power to adopt, amend or repeal the Bylaws.

Dividends
Under the URBC, share dividends are governed by Utah Code § 16-10a-623. Unless the Articles of Incorporation provide otherwise, shares may be issued pro rata and without consideration to shareholders. Shares of one class or series may not be issued as a share dividend with respect to another class or series unless the Articles authorize it, a majority of the votes entitled to be cast by the outstanding shares of the class or series to be issued approves it, or no shares of that class or series are outstanding.
Under Utah Code § 16-10a-640, the board may authorize distributions subject to restrictions in the Articles of Incorporation, but a distribution may not be made if, after giving it effect, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities plus the amount needed to satisfy superior preferential rights upon dissolution.

Under NRS § 78.288, subject to the Articles of Incorporation, the board of directors may authorize distributions to holders of any class or series of capital stock. A distribution may not be made if, after giving it effect, the corporation would be unable to pay its debts as they become due in the usual course of business or, unless specifically permitted by the Articles of Incorporation, the corporation's total assets would be less than its total liabilities plus the amount needed to satisfy superior preferential rights upon dissolution.

44

Corporate Records (Form of Records)
Under the URBC (Utah Code § 16-10a-1601), a corporation shall keep a copy of the following records at its principal office:
(a) its articles of incorporation currently in effect;
(b) its bylaws currently in effect;
(c) the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years;
(d) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group;
(e) a list of the names and business addresses of its current officers and directors;
(f) its most recent annual report delivered to the division under URBC; and
(g) all financial statements prepared for periods ending during the last three years that a shareholder could request under URBC.

NRS § 78.105 requires the corporation to maintain a certified copy of its Articles of Incorporation and amendments, an officer-certified copy of its Bylaws and amendments, and a stock ledger or duplicate stock ledger at its principal office or with a custodian of records whose name and street address are available at the corporation's registered office.

Examination of Books and Records
Under the URBC (Utah Code § 16-10a-1602), a shareholder or director may inspect and copy the records described in Utah Code § 16-10a-1601(5) during regular business hours at the corporation's principal office by giving at least five business days' written notice. A shareholder or director may also inspect excerpts from specified minutes, actions and notice waivers, the corporation’s accounting records and its shareholder record if the demand is made in good faith and for a proper purpose, describes the purpose and requested records with reasonable particularity, and the records are directly connected with that purpose. This inspection right may not be abolished by the Articles of Incorporation or Bylaws. Utah Code § 16-10a-1603 addresses the use of agents or attorneys, copying methods, reasonable copying charges and production of a shareholder list.

Under NRS § 78.105, a person who has been a stockholder of record for at least six months, or a person holding or authorized in writing by holders of at least 5% of the outstanding shares, may, upon at least five days' written demand and delivery of the required affidavit, inspect and copy the Articles of Incorporation, Bylaws and stock ledger maintained at the corporation's principal office or with its custodian of records. If the records are not available for inspection in Nevada, the statute provides a procedure for demanding that they be sent through the registered agent.
Under NRS § 78.257, a holder of record of at least 15% of the issued and outstanding shares, or a person authorized by such holders, may upon at least five days' written demand inspect, copy and audit the books of account and financial statements, subject to the required affidavit and any permissible confidentiality agreement. This right generally does not apply to a corporation that furnishes a detailed annual financial statement to its stockholders or has filed all required Exchange Act reports during the preceding 12 months, subject to the statute's exception for certain S corporations.

Dissenters’ and Appraisal Rights
Under the URBC (Utah Code §§ 16-10a-1301 to -1331), shareholders may be entitled to dissent from and obtain payment of the fair value of their shares in connection with certain mergers, share exchanges, dispositions of all or substantially all corporate assets or assets of certain controlled entities, and certain other corporate actions, subject to the conditions and limitations specified in the URBC.

Except as otherwise provided by statute, NRS §§ 92A.300 to 92A.500 provide appraisal rights in connection with certain mergers, conversions and exchanges and certain other corporate actions specified in NRS § 92A.380. In addition, with respect to a corporate action submitted to a stockholder vote, the Articles of Incorporation, Bylaws or a resolution of the Board of Directors may provide that stockholders are entitled to dissent and obtain payment for their shares. Nevada law does not generally provide statutory appraisal rights solely in connection with a sale, lease or exchange of all or substantially all of a corporation’s assets.

45

Reacquisition of Stock by the Corporation
Under the URBC (Utah Code § 16-10a-631), a corporation may acquire its own shares, and the acquired shares constitute authorized but unissued shares. If the Articles of Incorporation prohibit reissuance, the number of authorized shares is reduced upon an appropriate amendment to the Articles of Incorporation, which the board may adopt without shareholder action as provided by statute.

Under NRS § 78.283, shares issued and thereafter reacquired by the corporation generally constitute treasury shares unless they are retired or restored to authorized and unissued status. Treasury shares held by the corporation do not carry voting rights or participate in distributions and are not counted as outstanding shares. Unless the Articles of Incorporation provide otherwise, treasury shares may be retired and restored to authorized and unissued status without an amendment to the Articles of Incorporation, or may be disposed of for consideration determined by the board.

Control Share Acquisition Statute
The URBC does not contain control-share acquisition provisions; those provisions are in the Utah Control Shares Acquisitions Act (Utah Code § 61-6-1 et seq.).
The Act applies to an “issuing public corporation,” generally a Utah-organized corporation, other than a depository institution or nonprofit corporation, that has at least 100 shareholders, has its principal place of business, principal office or substantial assets in Utah, and satisfies specified Utah shareholder-residency or share-ownership thresholds.
A person makes a “control share acquisition” when the acquisition results in voting power in one of the statutory ranges: one-fifth or more but less than one-third, one-third or more but less than a majority, or a majority or more. The control shares generally do not have voting rights unless the required resolution is approved by the applicable voting groups, excluding interested shares.
The acquiring person may request a special meeting by delivering the required information, or the matter is presented at the next special or annual meeting. A corporation may opt out through a provision in its Articles of Incorporation or Bylaws adopted before the control-share acquisition. If authorized by the Articles of Incorporation or Bylaws before the acquisition, the corporation may redeem control shares in the circumstances and at the price prescribed by the Act.

NRS §§ 78.378 to 78.3793 provide that, unless the corporation has opted out in the manner permitted by statute, an acquiring person obtains only the voting rights conferred by the disinterested stockholders with respect to “control shares” acquired in the acquisition or within the preceding 90 days. A “controlling interest” means ownership sufficient to exercise one-fifth or more but less than one-third, one-third or more but less than a majority, or a majority or more of the voting power in the election of directors.
An “issuing corporation” is a Nevada corporation that has at least 200 stockholders of record, at least 100 of whom have had Nevada addresses on the stock ledger continuously during the preceding 90 days, and that does business in Nevada directly or through an affiliated corporation.
The acquiring person may deliver an offeror's statement and request a special meeting, or the voting-rights question is presented at the next special or annual meeting. A resolution conferring voting rights generally requires the approvals specified in NRS § 78.3791, excluding shares voted by interested stockholders.
If authorized by the Articles of Incorporation or Bylaws in effect on the tenth day after the acquisition, the corporation may redeem all control shares at the average price paid for them if the acquiring person fails timely to deliver the required offeror's statement or if the stockholders do not accord full voting rights. Unless the Articles of Incorporation or Bylaws provide otherwise, if full voting rights are granted and the acquiring person has obtained a majority or more of the voting power, an eligible stockholder whose shares were not voted in favor may dissent under NRS Chapter 92A and obtain payment of the fair value of the stockholder's shares.
Our Nevada Articles of Incorporation provide that we have opted out of NRS §§ 78.378 to 78.3793.

46

Nevada Specific Provisions
Board Authority to Effect Stock Splits Without Shareholder Approval.
Unlike Utah law, Nevada law permits a corporation’s board of directors, acting alone and without shareholder approval and subject to the exceptions set forth in NRS § 78.207, to effect a forward or reverse stock split of a class or series of authorized stock, so long as the split proportionately and correspondingly increases or decreases the number of issued and outstanding shares of that same class or series held by each shareholder of record (NRS § 78.207). This means that, following the Reincorporation, our Board of Directors could in the future implement additional forward or reverse stock splits of our common stock (affecting both our authorized and outstanding shares proportionately). By contrast, under NRS § 78.2055, a decrease in issued and outstanding shares without a corresponding decrease in the number of authorized shares generally requires shareholder approval as provided in that section.
No State Corporate Income Tax or Franchise Tax on Income.
Nevada does not impose a corporate income tax, a franchise tax based on income, or a tax on corporate shares. Nevada does, however, impose other taxes and fees applicable to businesses, including, where applicable, the Nevada Commerce Tax and Modified Business Tax, as well as an annual business license fee and annual-list filing fees. While tax treatment is not typically determinative of where a corporation is organized (since income tax generally follows the states in which a corporation actually conducts business and generates income, rather than its state of incorporation), our Board of Directors considered this feature of Nevada law as a modest additional factor in evaluating the Reincorporation.
Statutory Exculpation and Indemnification of Directors and Officers.
Nevada law generally limits the individual monetary liability of directors and officers. Under NRS § 78.138(7), unless the Articles of Incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for damages resulting from an act or failure to act in such capacity unless the statutory presumption is rebutted and it is proven both that the act or failure to act constituted a breach of the director’s or officer’s fiduciary duties and that the breach involved intentional misconduct, fraud or a knowing violation of law. Nevada law also permits indemnification of directors, officers, employees and agents as provided in NRS §§ 78.7502 and 78.751.
Business Combination Statutes.
NRS §§ 78.411 through 78.444 regulate certain business combinations between an “interested stockholder” and a “resident domestic corporation,” generally meaning a Nevada corporation having at least 200 stockholders of record. Subject to the statutory exceptions, these provisions generally apply where the corporation was publicly traded when the person first became an interested stockholder. Nevada law permits a corporation to elect not to be governed by these provisions through the mechanisms specified in NRS § 78.434, including an election in its original Articles of Incorporation. Our Nevada Articles of Incorporation provide that we have elected not to be governed by NRS §§ 78.411 through 78.444.
47

Exclusive Forum
The Nevada Bylaws provide that to the fullest extent permitted by law, and unless the Company consents in writing to another forum, the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada, or, if that court lacks jurisdiction, another state court located in Nevada, shall be the sole and exclusive forum for any action, suit or proceeding (i) brought in the name or right of the Company or on its behalf, (ii) asserting a breach of a duty owed by any current or former director, officer, employee, agent or stockholder of the Company to the Company or its stockholders, (iii) constituting an internal action within the meaning of NRS 78.046, including an action arising under Chapters 78 or 92A of the NRS, the Articles of Incorporation, the Bylaws or an agreement entered into under NRS 78.365, (iv) to interpret, apply, enforce or determine the validity of the Articles of Incorporation, any preferred stock designation, or the Bylaws, or (v) governed by the internal affairs doctrine. To the fullest extent permitted by law, and unless the Company consents in writing to another forum, the federal district courts of the United States shall be the sole and exclusive forum for any claim arising under the Securities Act. That section of the Bylaws does not apply to claims arising under the Exchange Act or any claim for which the federal courts have exclusive jurisdiction.
Waiver of Jury Trials
The Articles of Incorporation of Nu-Med-NV include a waiver of the right to trial by jury for all “internal actions” (as defined in NRS 78.046). The Articles of Incorporation of Nu-Med-NV provide that to the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This provision of the Articles of Incorporation of Nu-Med-NV will operate as a waiver of the right to trial by jury by each party to any such internal action.
Designated Preferred Stock
The Articles of Incorporation of Nu-Med-NV include designations of the rights and preferences of our Series X Super Voting Preferred Stock and Series A Preferred Stock with substantially similar terms as the Series X Super Voting Preferred Stock and Series A Preferred Stock of Nu-Med-UT.
Authorized Common and Preferred Stock
The Articles of Incorporation of Nu-Med-NV will authorize 500,000,000 shares of common stock, to the extent that Proposal 9 is approved at the Annual Meeting, and 90,000,000 shares of common stock to the extent that Proposal 9 is not approved, and 20,000,000 shares of preferred stock, to the extent that Proposal 10 is approved at the Annual Meeting, and 10,000,000 shares of preferred stock to the extent that Proposal 10 is not approved. See also Proposals 9 and 10, below.
No Appraisal Rights
No appraisal rights are available under the Utah Revised Business Corporations Act or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Reincorporation Proposal.
48

Required Vote of Shareholders
The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve this Proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “
FOR
” this proposal.
Under the Voting Agreement, the Voting Shareholders have irrevocably agreed to vote all shares beneficially owned by them in favor of certain matters to be presented to stockholders, including the increase in authorized common stock, the reverse stock split, the redomicile of the Company, and the name change. See also “
Voting Rights and Principal Stockholders—Voting Agreement and Director Designation
”, above.
The Plan of Transfer is attached hereto as
Appendix B
. Attached to the Plan of Transfer are Articles of Conversion which will be filed with the Secretary of State of Nevada (
Exhibit A
to the Plan of Transfer), Articles of Transfer which will be filed with the Secretary of State of Utah (
Exhibit B
to the Plan of Transfer), Articles of Incorporation of Nu-Med-NV which will be filed with the Secretary of State of Nevada (
Exhibit C
to the Plan of Transfer) and Bylaws of Nu-Med-NV (
Exhibit D
to the Plan of Transfer) which will be effective upon effectiveness of the Reincorporation, and which are subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. Approval of this Proposal 6 will be deemed approval and adoption of each Exhibit to the Plan of Transfer, including, but not limited to the Nu-Med-NV Articles of Incorporation and Bylaws.
Board Recommendation
The Board unanimously recommends a vote “
FOR
” the Reincorporation Proposal.
PROPOSAL 7 - THE APPROVAL, RATIFICATION AND VALIDATION OF A NAME CHANGE

FROM “NU-MED PLUS, INC.” TO “AVID GOLD, INC.”
General
Our Board of Directors has unanimously approved, and is recommending that our stockholders approve, a change in our corporate name from “
Nu-Med Plus, Inc.
” to “
Avid Gold, Inc.
” (the “
Name Change
”).
As discussed in greater detail under “
Relationship Among the Proposals
” beginning on page 8, if this Proposal 7 and Proposal 6 (the Reincorporation Proposal) are both approved and the Reincorporation is consummated, the Name Change will be implemented in connection with the Reincorporation through the Articles of Incorporation of Nu-Med-NV. If Proposal 7 is approved but Proposal 6 is not approved, or if the Reincorporation is not consummated, our Board will retain discretion to determine whether to implement the Name Change while the Company remains a Utah corporation by filing Articles of Amendment to our Articles of Incorporation. Approval of Proposal 6 alone will not authorize the Name Change. Shareholders are encouraged to read “
Relationship Among the Proposals
” before voting on this Proposal 7.
If the Name Change is implemented in connection with the Reincorporation, it will be reflected in the Articles of Incorporation of Nu-Med-NV attached as an exhibit to the Plan of Transfer included in
Appendix B
. If the Name Change is implemented while the Company remains a Utah corporation, it will be effected pursuant to Articles of Amendment to our Articles of Incorporation substantially in the form attached to this Proxy Statement as
Appendix F
, subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.
If Proposal 6 is approved but this Proposal 7 is not approved, the Name Change will not be implemented in connection with the Reincorporation, and the Plan of Transfer and the Articles of Incorporation of Nu-Med-NV will be revised as necessary to provide that the Company’s name will remain “Nu-Med Plus, Inc.” following the Reincorporation.
49

Reasons for the Name Change
The Board of Directors believes that the change of our corporate name is in the best interests of the company and our stockholders because, among other reasons, the new name, “Avid Gold, Inc.” more accurately reflects our current primary strategic focus and operations within the mineral exploration and gold mining sector.
Effect of the Name Change
•	Corporate Identity: The Name Change will not alter the legal status of the company or any of its obligations, assets, or liabilities.
•
Stock Certificates:
Stock certificates representing shares of Nu Med Plus, Inc. will continue to be valid and need not be exchanged for new certificates bearing the new corporate name. Following the effective date of the Name Change, any new stock certificates issued will bear the name “Avid Gold, Inc.”

•
Trading Symbol:
In connection with the Name Change, we intend to apply for a new trading symbol on the OTCQB Market, where our common stock is quoted. We will issue a press release announcing the new trading symbol once approved.

Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve this Proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “
FOR
” this proposal.
Under the Voting Agreement, the Voting Shareholders have irrevocably agreed to vote all shares beneficially owned by them in favor of certain matters to be presented to stockholders, including the increase in authorized common stock, the reverse stock split, the redomicile of the Company, and the name change. See also “
Voting Rights and Principal Stockholders—Voting Agreement and Director Designation
”, above.
Recommendation of the Board
The Board unanimously recommends a vote “
FOR
” the Name Change Proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL.
PROPOSAL 8 – APPROVAL OF A 1-FOR-27 REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK
General
Our Board of Directors has approved, and is recommending that our stockholders approve, a reverse stock split of all of our issued and outstanding shares of common stock, par value $0.001 per share, at a ratio of 1-for-27 (the “
Reverse Stock Split
”), and authorize our Board of Directors to implement the Reverse Stock Split in the manner described below.
If the Reverse Stock Split is approved by our stockholders, the Board of Directors will have the authority, in its sole discretion and without further action by the stockholders, to implement the Reverse Stock Split either (i) prior to the Reincorporation of the Company from Utah to Nevada contemplated by Proposal 6, by filing Articles of Amendment to our Articles of Incorporation with the Utah Division of Corporations and Commercial Code, or (ii) concurrently with and as an integral part of the Reincorporation pursuant to the Plan of Transfer, such that each 27 shares of our common stock outstanding immediately prior to the effectiveness of the Reincorporation will be converted into one share of common stock of the Company as a Nevada corporation. In determining the manner and timing of implementing the Reverse Stock Split, the Board may consider, among other things, regulatory, administrative and market considerations, including any comments, requirements, processing considerations or other matters arising in connection with the Company’s submissions to or communications with the Financial Industry Regulatory Authority (“
FINRA
”) relating to the Reverse Stock Split and the Reincorporation. The Board of Directors also reserves the right to abandon the Reverse Stock Split in its entirety if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.
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As discussed in greater detail under “
Relationship Among the Proposals
” beginning on page 8
, if both this Proposal 8 and Proposal 6 are approved, the Board of Directors may, in its sole discretion, determine whether to implement the Reverse Stock Split prior to the Reincorporation or as part of the Reincorporation pursuant to the Plan of Transfer. The provisions of the Plan of Transfer relating to the Reverse Stock Split are expressly conditioned upon stockholder approval of this Proposal 8. If the Board determines to implement the Reverse Stock Split prior to the Reincorporation, the Reverse Stock Split will be effected by filing Articles of Amendment to our Articles of Incorporation with the Utah Division of Corporations and Commercial Code, and the exchange ratio under the Plan of Transfer will be adjusted to reflect the Reverse Stock Split previously effected and to avoid effecting a second Reverse Stock Split in connection with the Reincorporation. If the Board determines not to implement the Reverse Stock Split prior to the Reincorporation, the Reverse Stock Split may instead be implemented concurrently with the Reincorporation through the exchange ratio set forth in the Plan of Transfer.
If Proposal 8 is approved but Proposal 6 is not approved, the Board of Directors will retain discretion to determine whether to implement the Reverse Stock Split while the Company remains a Utah corporation by filing Articles of Amendment to our Articles of Incorporation with the Utah Division of Corporations and Commercial Code.
If the Reverse Stock Split is implemented pursuant to the Plan of Transfer in connection with the Reincorporation, the terms of the Reverse Stock Split will be governed by the Plan of Transfer, the form of which is attached to this Proxy Statement as
Appendix B
. If the Reverse Stock Split is implemented prior to the Reincorporation, or if the Reincorporation is not consummated, the Reverse Stock Split will be effected pursuant to Articles of Amendment to our Articles of Incorporation substantially in the form attached to this Proxy Statement as Appendix G, subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.
If Proposal 6 is approved but this Proposal 8 is not approved, the Reverse Stock Split will not be implemented in connection with the Reincorporation, and the Plan of Transfer will be revised to provide for a one-for-one exchange ratio, such that each outstanding share of common stock of the Company as a Utah corporation will be converted into one share of common stock of the Company as a Nevada corporation.
Purpose and Reasons for the Reverse Stock Split
The primary purpose of the Reverse Stock Split is to reduce the overall number of outstanding shares of common stock, thereby proportionately increasing the per-share market price of our common stock. The Board of Directors believes that a higher per-share trading price will improve the marketability and liquidity of our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.
Additionally, the implementation of the Reverse Stock Split is a required covenant under the terms of the Share Exchange Agreement and related Voting Agreement, dated June 29, 2026, entered into by and among the Company, Avid Gold Ltd., and certain principal security holders.
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Accounting Matters
The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net income (loss) per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.
Risks of the Proposed Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price
.
The Board expects that the Reverse Stock Split of our common stock will increase the market price of our common stock, as discussed above. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Accordingly, we cannot assure you that our market price will in fact increase.
It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain above the post-split trading price of our common stock immediately following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our common stock
. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.
There can be no assurance that the total market capitalization of our common stock (the aggregate value of our common stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split
.
There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve
.
While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.
52

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.
Because the number of authorized shares of our common stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action
.
Because the number of authorized shares of our common stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed reverse stock split, we already have a substantial number of authorized, but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.
The Reverse Stock Split will increase the voting control over the Company
. Currently Fred Tejada, our director, holds 1,000,000 shares of Series X Voting Preferred Stock voting 100,000,000 voting shares or 42.6% of our outstanding voting shares. Because the voting rights of our Series X Voting Preferred Stock are not affected by the Reverse Stock Split, the 100,000,000 voting shares which the Series X Voting Preferred Stock can vote following the Reverse Stock Split will still total 100,000,000 voting shares, but that number of voting shares will total approximately 92.1% of our total voting shares following the reverse, based on the number of shares outstanding as of the Record Date.
The Series A Preferred Stock conversion ratio is not subject to adjustment in connection with the Reverse Stock Split and the shares of common stock issuable upon conversion of the Series A Preferred Stock, following the Reverse Stock Split will cause significant dilution to existing stockholders
. Prior to the Reverse Stock Split, and without taking into account the Beneficial Ownership Limitation, the Series A Preferred Stock converts into 114,424,640 shares of common stock, or 137% of our outstanding common stock. Following the Reverse Stock Split, because the conversion ratio of the Series A Preferred Stock is not subject to adjustment in connection with the Reverse Stock Split, that number of shares of common stock issuable upon conversion of the Series A Preferred Stock will remain 114,424,640 shares, whereas the total outstanding shares of common stock will decrease from 83,548,469 shares of common stock to approximately 3,094,388 shares of common stock, meaning the number of shares of common stock issuable upon conversion of the Series A Preferred Stock (without regard to the Beneficial Ownership Limitation) will total approximately 3,698% of our then outstanding shares of common stock following the Reverse Stock Split, based on the number of shares outstanding as the Record Date. This will result in substantial dilution to existing shareholders.
The significant number of shares issuable upon conversion, and the possibility of sales of such shares into the public market, could result in substantial fluctuations in the market price of our common stock or cause the market price to decline, independent of our operating performance.
The substantial dilution resulting from the conversion of the Series A Preferred Stock may also make it more difficult for us to raise additional capital in the future, as prospective investors may be unwilling to invest on terms favorable to us, or at all, in light of the potential dilutive effect.
The voting rights of the holders of the Series A Preferred Stock will be significantly reduced following the Reverse Stock Split and it may be more difficult for holders of Series A Preferred Stock to fully convert their Series A Preferred Stock into common stock
. Following the Reverse Stock Split and based on current shares of common stock outstanding, the Beneficial Ownership Limitation which currently restricts the voting and conversion rights of the Series A Preferred Stock will decrease from 4,396,362 shares of common stock to 162,828 shares of common stock, which will both decrease the maximum voting rights of each holder of Series A Preferred Stock and the maximum number of shares of common stock that shares of Series A Preferred Stock can convert into, at least until such time as the number of outstanding shares of common stock increases in the future. Such adjustments will significantly reduce the voting rights of the Series A Preferred Stock in relation to the total voting shares of the Company and will make it more difficult to fully convert Series A Preferred Stock into common stock.
The Reverse Stock Split will substantially increase Mr. Tejada’s voting power, enabling him to control the outcome of most matters submitted to stockholders and significantly reducing other stockholders’ ability to influence the Company.
If the Reverse Stock Split is approved and implemented, Mr. Tejada’s voting power will increase from approximately 45.6% to approximately 94.1% of the Company’s total outstanding voting power. This increase will occur because the 100,000,000 votes attributable to his ownership of the Series X Preferred Stock will not be proportionately reduced in connection with the Reverse Stock Split, while the number of outstanding shares of common stock and the votes attributable to those shares and the voting power of the Series A Preferred Stock (as discussed above) will decrease. Consequently, subject to applicable law and any separate class or series voting requirements, Mr. Tejada will be able to determine the outcome of most matters submitted to stockholders, including the election of directors, amendments to the Company’s governing documents and significant corporate transactions, regardless of how other stockholders vote. Mr. Tejada’s interests may differ from those of other stockholders, and he may exercise his voting power in a manner that other stockholders oppose. This concentration of voting power could also discourage, delay or prevent a change in control of the Company, including a transaction in which stockholders might otherwise receive a premium for their shares, and could adversely affect the market price of the Company’s common stock.
53

Principal Effects of the Reverse Stock Split
Common stock
.
 If this Proposal is approved by the stockholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split, that will either be affected as part of the Reincorporation discussed above, or the Board of Directors will amend the Articles of Incorporation by filing a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Utah. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on an exchange ratio of 1-for-27. In addition, proportional adjustments will be made to the maximum number of shares of common stock issuable under, and other terms of, our stock plans, as well as to the number of shares of common stock issuable under, and the exercise price of, our outstanding options and warrants. No adjustment will however be made to the terms of our preferred stock which provide that they are not subject to adjustment in connection with a reverse stock split.
Except for adjustments that may result from the treatment of fractional shares of common stock as described below, because the Reverse Stock Split would apply to all issued shares of our common stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing common stockholders nor affect any common stockholder’s proportionate equity interest in the common stock of the Company. For example, a holder of two percent (2%) of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the outstanding shares of our common stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment itself will not change the number of authorized shares of our common stock or the par value thereof (although the outstanding shares may also be increased as discussed in the Authorized Common Share Increase Proposal and Authorized Preferred Share Increase Proposal). The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized common stock. Additionally, because the voting rights of the Series X Preferred Stock and the conversion and voting rights of the Series A Preferred Stock will not be adjusted in connection with the Reverse Stock Split, the Reverse Stock Split will have the effect of increasing the voting rights of the holders of the Series X Preferred Stock and will result in substantial additional dilution to holders of common stock as the Series A Preferred Stock is converted into common stock according to its terms, each as discussed in greater detail above.
Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of common stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding warrants (of which there are none currently) and options, these additional shares of common stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:
●	raising capital to fund our operations and to continue as a going concern;
●	establishing strategic relationships with other companies;
●	providing equity incentives to our employees, officers or directors; and
●	expanding our business or product lines through the acquisition of other businesses or products.
The following table sets forth the approximate number of issued and outstanding shares of common stock, net income (loss) per share for the three months ended June 30, 2026, and the voting rights and conversion rights of our Series X Voting Preferred Stock and Series A Preferred Stock in the event of a 1-for-27 Reverse Stock Split:
54

	Pre-Reverse Stock Split	After a 1-for-27 Reverse Stock Split

Common Stock authorized (1)	90,000,000	90,000,000
Common Stock outstanding	83,548,469	3,094,388
Number of shares of Common Stock reserved for issuance upon full conversion of outstanding Series A Preferred Stock	114,424,640	114,424,640
Number of shares of Common Stock reserved for issuance under outstanding equity incentive plans (2)	—	—
Number of shares of Common Stock authorized but unissued and unreserved	(107,973,109)	(27,519,028)

Net income (loss) applicable to Common Stock per share for the quarter ended June 30, 2026	$(0.00)	$(0.00)
Conversion and Voting Rights of Each Share of Series A Preferred Stock (3)	20	20
Voting Rights of Each Share of Series X Voting Preferred Stock (4)	100	100
These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.
(1)
There will be no change to the 90,000,000 authorized shares of common stock of the Company as a result of the Reverse Stock Split; provided that if the Authorized Common Share Increase Proposal is approved, the authorized shares of common stock will increase to 500,000,000 shares of common stock. If the Authorized Common Share Increase Proposal is approved at the Annual Meeting and implemented, a total of 382,480,972 shares of common stock will be available for future issuance taking into account the outstanding shares following the Reverse Stock Split and the number reserved for issuance upon conversion of the Series A Preferred Stock.

(2)	Does not include the initial 5 million post-Reverse Split Stock shares reserved for issuance under the 2026 Plan, assuming the Equity Plan Proposal is approved at the Annual Meeting.
(3)	Subject to the Beneficial Ownership Limitation. The voting and conversion rights of the Series A Preferred Stock will not be adjusted in connection with the Reverse Stock Split.
(4)	The voting rights of the Series X Voting Preferred Stock will not be adjusted in connection with the Reverse Stock Split.
Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities
.
There are currently no outstanding options, restricted stock awards, convertible securities (other than the Series A Preferred Stock), or employee plans. If approved at the Annual Meeting, the number of shares eligible for awards under the 2026 Plan and the evergreen provisions thereof will not be adjusted upon the effectiveness of the Reverse Stock Split (as discussed in proposal 5), however, and any awards outstanding will be adjusted downwards in that ratio, with the exercise price of any options being adjusted upwards in a ratio of 27 times the pre-Reverse Stock Split exercise price.
55

Warrants
.
As a result of the Reverse Stock Split, the number of shares of common stock issuable upon exercise of each outstanding warrant (of which there are currently none) to purchase shares of common stock of the Company, will decrease in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split and the exercise price of each outstanding warrant to purchase shares of common stock will increase in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split, such that the aggregate exercise price payable upon exercise of each outstanding warrant to purchase shares of common stock of the Company will remain the same both before and after the Reverse Stock Split.
See also the table above.

Preferred Stock.
As discussed above, the conversion ratio of the Series A Preferred Stock, which also factors into the voting rights associated therewith, in each case subject to the Beneficial Ownership Limitation will not be adjusted in connection with the Reverse Stock Split; however, as the number of outstanding shares of common stock will be decreased in a ratio of 1-for-27, the effective voting rights and conversion limitation of the Series A Preferred Stock (4.999% of the outstanding common stock of the Company) will be adjusted downward as a result of the Beneficial Ownership Limitation. There will not be any adjustment to the voting rights of the Series X Voting Preferred Stock as a result of the Reverse Stock Split.
Quotation
.
Our shares of common stock are currently quoted on the OTCQB Market maintained by OTC Markets. The Reverse Stock Split will not directly affect the quotation of our common stock on the OTCQB.
“
Public Company
” Status
. Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the “
public company
” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “
going private transaction
” covered by Rule 13e-3 under the Exchange Act.
Odd Lot Transactions
. It is likely that some of our stockholders will own “
odd-lots
” of less than 100 shares of common stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of common stock (an “
odd lot
” transaction) may result in incrementally higher trading costs through certain brokers, particularly “
full service
” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock.
Authorized but Unissued Shares; Potential Anti-Takeover Effects
.
Our Articles of Incorporation presently authorize 90,000,000 shares of common stock and 10,000,000 shares of blank check preferred stock, of which 9,000,000 shares have been designated as
Series A Preferred Stock
and 1,000,000 shares have been designated as
Series X Super Voting Preferred Stock
. The Reverse Stock Split would not change the number of authorized shares of the common stock or blank check preferred stock (if any), except that the number of authorized shares of common stock may change if the Authorized Common Share Increase Proposal is approved at the Annual Meeting and the authorized number of shares of preferred stock may change if the Authorized Preferred Share Increase Proposal is approved at the Annual Meeting. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares of common stock remaining available for issuance by us in the future would increase.
See also the table above.
Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under state law and exchange rules (where applicable). If we issue additional shares of common stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.
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The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to issued shares of common stock could, under certain circumstances, have an anti-takeover effect, including as a result of the increased voting rights associated with the Series X Voting Preferred Stock as discussed above, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.
Fractional Shares
We will not issue fractional certificates for post-Reverse Stock Split shares of common stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of common stock are entitled to fractional shares of common stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of common stock.
Potential Consequences if the Reverse Split Proposal is Not Approved
If the Reverse Stock Split is not approved by our stockholders, our Board will not have the shareholder authority to effect the Reverse Stock Split in connection with the Reincorporation or separately pursuant to an amendment to our Articles of Incorporation in Utah.
Notwithstanding the above, the Board of Directors reserves the right to affect a reverse stock split without shareholder approval in the future, assuming the Reincorporation is approved and affected pursuant to Nevada law. Nevada law permits a corporation’s board of directors, acting alone and without shareholder approval and subject to the exceptions set forth in NRS § 78.207, to effect a forward or reverse stock split of a class or series of authorized stock, so long as the split proportionately and correspondingly increases or decreases the number of issued and outstanding shares of that same class or series held by each shareholder of record (NRS § 78.207). This means that, following the Reincorporation, our Board of Directors could in the future implement additional forward or reverse stock splits of our common stock (affecting both our authorized and outstanding shares proportionately). By contrast, under NRS § 78.2055, a decrease in issued and outstanding shares without a corresponding decrease in the number of authorized shares generally requires shareholder approval as provided in that section.
Effective Date and Time of the Reverse Stock Split
If our stockholders approve this Proposal 8 and the Board determines to implement the Reverse Stock Split while the Company remains a Utah corporation, the Reverse Stock Split will become effective upon the filing of the Articles of Amendment with the Utah Division of Corporations and Commercial Code or at the later date and time specified in the Articles of Amendment. The Board may implement the Reverse Stock Split in Utah before the Reincorporation or, if the Reincorporation is not completed, independently of the Reincorporation. If the Reverse Stock Split has already become effective in Utah when the Reincorporation takes effect, each share of our common stock then outstanding will convert into one share of common stock of the Nevada corporation, with no further split or fractional-share adjustment.

If our stockholders approve Proposals 6 and 8 and the Board elects to implement the Reverse Stock Split as part of the Reincorporation, the Reverse Stock Split will become effective at the effective time of the Reincorporation in accordance with the Plan of Transfer. If the Reincorporation is completed without the Reverse Stock Split, including because Proposal 8 was not approved or the Board elected not to implement the Reverse Stock Split, each share of our common stock then outstanding will convert into one share of common stock of the Nevada corporation.

On either implementation path, the Reverse Stock Split will be applied to the aggregate number of shares of common stock held of record by each holder immediately before the Reverse Stock Split becomes effective.

No Dissenters’ Rights
Under Utah law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Certain United States Federal Income Tax Consequences
The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that are applicable to United States holders (as defined below). It does not address any state, local or non-U.S. income or other tax consequences, or any U.S. federal estate, gift, or other non-income tax consequences. The discussion is based on the Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated under the Internal Revenue Code, published rulings and procedures of the Internal Revenue Service, and court decisions, all as of the date hereof. These authorities are subject to change or differing interpretation, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split.
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This discussion does not address all U.S. federal income tax consequences relevant to United States holders of common stock. In addition, it does not address consequences relevant to United States holders that are subject to special U.S. tax rules, including, without limitation, stockholders that are:
•	persons who do not hold their common stock as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code;
•	brokers or dealers in securities;
•	banks or other financial institutions;
•	insurance companies;
•	“real estate investment trusts”;
•	“regulated investment companies”;
•	“S corporations”;
•	tax-exempt organizations;
•	governments, agencies or instrumentalities thereof, or entities they control;
•	partnerships, grantor trusts or other entities that are treated as pass-through entities for U.S. federal income tax purposes, and their owners;
•	persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;
•	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;
•	persons that have a functional currency other than the U.S. dollar;
•	traders in securities who elect to apply a mark-to-market method of accounting;
•
persons who hold shares of common stock that may constitute “qualified small business stock” under Section 1202 of the Internal Revenue Code or “Section 1244 stock” for purposes of Section 1244 of the Internal Revenue Code;

•	persons who acquired their shares of stock in a transaction subject to the gain rollover provisions of Section 1045 of the Internal Revenue Code;
•
persons subject to special tax accounting rules as a result of any item of gross income with respect to common stock being taken into account in an “applicable financial statement” (as defined in the Internal Revenue Code);

•	persons deemed to sell common stock under the constructive sale provisions of the Internal Revenue Code;
•
persons who acquired their shares of common stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

•	certain expatriates or former citizens or long-term residents of the United States.
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Stockholders subject to any of the special U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.
If an entity that is treated as a partnership for U.S. federal income tax purposes holds common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding common stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Stock Split.
Consequences to United States holders of the Reverse Stock Split — Generally.
A United States holder, as used herein, is a stockholder that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if either (i) a United States court can exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code) are authorized to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.
The Reverse Stock Split should constitute a “
recapitalization
” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of common stock as described below, no gain or loss should be recognized by a United States holder upon such United States holder’s exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split (except for cash, if any, received in lieu of a fractional share of common stock). The aggregate adjusted basis of the post-Reverse Stock Split shares of common stock received should equal the aggregate adjusted basis of the pre-Reverse Stock Split shares of common stock exchanged for such new shares (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share), including any fractional shares of common stock not actually received. Cash payments received by the U.S. holder for a fractional share of common stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split and then redeemed by us, and such U.S. holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such U.S. holder’s tax basis in such fractional share. However, in certain circumstances, it is possible that cash received in lieu of a fractional share could be characterized as a dividend. In that case, U.S. holders may be required to provide their taxpayer identification number to the exchange agent to avoid backup withholding. Except in the case of any portion of a share of common stock treated as a distribution or as to which a United States holder recognizes capital gain as a result of the treatment of fractional shares, the United States holder’s holding period for the post-Reverse Stock Split shares of common stock should include the period during which the United States holder held the pre-Reverse Stock Split shares of common stock surrendered. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the pre-Reverse Stock Split shares of common stock surrendered to the post-Reverse Stock Split shares of common stock received pursuant to the Reverse Stock Split. United States holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain, and a United States holder that receives a whole share of common stock in lieu of a fractional share of common stock may recognize income, which may be characterized as either capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the United States holder was otherwise entitled. The holding period for the portion of a share of common stock treated as a distribution or as to which a United States holder recognizes gain might not include the holding period of pre-Reverse Stock Split shares of common stock surrendered. United States holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.
59

Exchange of Stock Certificates
As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split.
Our transfer agent, Equiniti, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, we plan to mail stockholders of record written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.
Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.
Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “
street name
,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “
street name
.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “
street name
” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.
YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.
If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.
Book-Entry Shares
The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them under our equity incentive plans.
60

Vote Required
The affirmative “FOR” vote of a majority of the votes cast on this proposal at the Annual Meeting by the holders of our common stock, voting separately as a voting group, and by a majority of the votes cast on this proposal at the Annual Meeting and by the holders of our common stock and preferred stock, voting together as a single voting group. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “
FOR
” this proposal.
Under the Voting Agreement, the Voting Shareholders have irrevocably agreed to vote all shares beneficially owned by them in favor of certain matters to be presented to stockholders, including the increase in authorized common stock, the reverse stock split, the redomicile of the Company, and the name change. See also “
Voting Rights and Principal Stockholders—Voting Agreement and Director Designation
”, above.
Recommendation of the Board
The Board unanimously recommends a vote “
FOR
” the Reverse Split Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “
FOR
”
THE REVERSE SPLIT PROPOSAL.
PROPOSAL 9 –INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
General
Our Board of Directors has approved, and is recommending that our stockholders approve, the inclusion in the Articles of Incorporation of Nu-Med-NV to be filed in connection with the Reincorporation of a provision authorizing 500,000,000 shares of common stock, par value $0.001 per share, rather than 90,000,000 shares of common stock (the “
Authorized Common Share Increase
”).
This Proposal 9 is conditioned upon the approval of Proposal 6 (the Reincorporation Proposal) and the consummation of the Reincorporation.
If Proposal 6 is not approved, or if the Reincorporation is not consummated for any reason, approval of this Proposal 9 will have no effect and the Authorized Common Share Increase will not be implemented. Approval of this Proposal 9 will not authorize the Board of Directors to increase the number of authorized shares of common stock of the Company while it remains a Utah corporation.
If both this Proposal 9 and Proposal 6 are approved by our stockholders and the Reincorporation is consummated, the Authorized Common Share Increase will be implemented as part of the Reincorporation through the filing of the Articles of Incorporation of Nu-Med-NV with the Secretary of State of the State of Nevada, which will authorize 500,000,000 shares of common stock. The form of Articles of Incorporation of Nu-Med-NV reflecting the Authorized Common Share Increase is attached as an exhibit to the Plan of Transfer included in
Appendix B
.
As discussed in greater detail under “
Relationship Among the Proposals
” beginning on page 8
, this Proposal 9 is being submitted to stockholders separately from Proposal 6 to provide stockholders with the opportunity to vote separately on the Authorized Common Share Increase. Approval of Proposal 6 alone will not constitute approval of the Authorized Common Share Increase. If Proposal 6 is approved but this Proposal 9 is not approved, and the Board of Directors determines to proceed with the Reincorporation, the Articles of Incorporation of Nu-Med-NV will be modified prior to filing to authorize 90,000,000 shares of common stock rather than 500,000,000 shares of common stock.
Accordingly, stockholders may vote in favor of the Reincorporation while voting against the Authorized Common Share Increase. Conversely, because this Proposal 9 is conditioned upon approval of Proposal 6 and consummation of the Reincorporation, approval of this Proposal 9 without approval and consummation of the Reincorporation will not result in any increase in the Company's authorized shares of common stock.
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Purpose and Reasons for the Increase
The Board of Directors believes that the increase in authorized common stock is necessary to provide the Company with adequate capital structure flexibility to meet its operational goals, transaction covenants, and ongoing corporate obligations. Specifically, the additional authorized shares are required to accommodate:
•	Shares of common stock issuable upon conversion of outstanding shares of Series A Preferred Stock;
•	Shares of common stock reserved for issuance under the proposed 2026 Plan; and
•	Capital requirements associated with potential future equity financings, strategic acquisitions, corporate transactions, and general corporate purposes.
The increase in authorized shares of common stock is also a required action pursuant to the terms of the Voting Agreement executed in connection with the Share Exchange Agreement.
Effects of the Authorized Common Share Increase
If Proposal 9 and Proposal 6 are approved and the Reincorporation is consummated, Nu-Med-NV will be authorized to issue 500,000,000 shares of common stock. The additional authorized shares of common stock, if and when issued, will have the same rights, privileges and preferences as the other shares of common stock of Nu-Med-NV. Holders of common stock will not possess preemptive rights to subscribe for or purchase additional shares.
The issuance of additional shares of common stock (or securities convertible into common stock) will result in dilution of the percentage ownership interest and voting power of existing stockholders.
No Anti-Takeover Intent
Although an increase in authorized shares could theoretically be used to dilute the stock ownership of a person seeking to obtain control of the Company, this Proposal 9 is not being submitted in response to any attempt to acquire control of the Company, and the Board of Directors has no present intention to use the additional authorized shares as an anti-takeover device.
Relationship to the Reincorporation Proposal
This Proposal 9 is separate from, but conditioned upon, Proposal 6. Stockholders may vote separately on each proposal. If Proposal 6 is not approved, or if the Reincorporation is not consummated, this Proposal 9 will have no effect even if it receives the requisite stockholder approval.
If Proposal 6 is approved but this Proposal 9 is not approved, the Board of Directors may proceed with the Reincorporation, but the Articles of Incorporation of Nu-Med-NV will be modified prior to filing to authorize 90,000,000 shares of common stock instead of 500,000,000 shares of common stock.
Vote Required
The affirmative “
FOR
” vote of a majority of the votes cast affirmatively or negatively on this Proposal

9 at the Annual Meeting by the holders of our common stock and preferred stock entitled to vote thereon, voting together as a single voting group, is required to approve this Proposal 9. Abstentions and broker non-votes will not be considered votes cast and therefore will have no effect on the outcome of this Proposal 9.
This Proposal 9 is conditioned upon approval of Proposal 6 and consummation of the Reincorporation. Accordingly, even if Proposal 9 receives the requisite vote, the Authorized Common Share Increase will not be implemented unless Proposal 6 is also approved and the Reincorporation is consummated.
Under the Voting Agreement, the Voting Shareholders have irrevocably agreed to vote all shares beneficially owned by them in favor of certain matters to be presented to stockholders, including the increase in authorized common stock, the reverse stock split, the redomicile of the Company, and the name change. See also “
Voting Rights and Principal Stockholders—Voting Agreement and Director Designation
,” above.
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Recommendation of the Board
The Board unanimously recommends a vote “
FOR
” the Authorized Common Share Increase Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE AUTHORIZED COMMON SHARE INCREASE PROPOSAL.
PROPOSAL 10 –INCREASE IN AUTHORIZED SHARES OF PREFERRED STOCK
General
Our Board of Directors has approved, and is recommending that our stockholders approve, the inclusion in the Articles of Incorporation of Nu-Med-NV to be filed in connection with the Reincorporation of a provision authorizing 20,000,000 shares of preferred stock, par value $0.001 per share, rather than 10,000,000 shares of preferred stock (the “
Authorized Preferred Share Increase
”).
This Proposal 10 is conditioned upon the approval of Proposal 6 (the Reincorporation Proposal) and the consummation of the Reincorporation.
If Proposal 6 is not approved, or if the Reincorporation is not consummated for any reason, approval of this Proposal 10 will have no effect and the Authorized Preferred Share Increase will not be implemented. Approval of this Proposal 10 will not authorize the Board of Directors to increase the number of authorized shares of preferred stock of the Company while it remains a Utah corporation.
If both this Proposal 10 and Proposal 6 are approved by our stockholders and the Reincorporation is consummated, the Authorized Preferred Share Increase will be implemented as part of the Reincorporation through the filing of the Articles of Incorporation of Nu-Med-NV with the Secretary of State of the State of Nevada, which will authorize 20,000,000 shares of preferred stock. The form of Articles of Incorporation of Nu-Med-NV reflecting the Authorized Preferred Share Increase is attached as an exhibit to the Plan of Transfer included in
Appendix B
.
As discussed in greater detail under “
Relationship Among the Proposals
” beginning on page 8, this Proposal 10 is being submitted to stockholders separately from Proposal 6 to provide stockholders with the opportunity to vote separately on the Authorized Preferred Share Increase. Approval of Proposal 6 alone will not constitute approval of the Authorized Preferred Share Increase. If Proposal 6 is approved, but this Proposal 10 is not approved, and the Board of Directors determines to proceed with the Reincorporation, the Articles of Incorporation of Nu-Med-NV will be modified prior to filing to authorize 10,000,000 shares of preferred stock rather than 20,000,000 shares of preferred stock.
Accordingly, stockholders may vote in favor of the Reincorporation while voting against the Authorized Preferred Share Increase. Conversely, because this Proposal 10 is conditioned upon approval of Proposal 6 and consummation of the Reincorporation, approval of this Proposal 10 without approval and consummation of the Reincorporation will not result in any increase in the Company's authorized shares of preferred stock.
Purpose and Reasons for the Increase
The Board of Directors believes that the increase in authorized preferred stock is necessary to provide the Company with adequate capital structure flexibility to meet its operational goals, transaction covenants and ongoing corporate obligations. The Company currently has no authorized but undesignated shares of preferred stock available for future issuance. Of the 10,000,000 shares of preferred stock currently authorized under the Company’s Articles of Incorporation, 1,000,000 shares have been designated as Series X Preferred Stock and 9,000,000 shares have been designated as Series A Preferred Stock, such that all currently authorized shares of preferred stock have been allocated to existing series. There will be no change in the outstanding shares of preferred stock in connection with the Reincorporation either, as each one share of Series X Preferred Stock and each one share of Series A Preferred Stock of Nu-Med-UT will be converted automatically into one share of Series X Preferred Stock and one share of Series A Preferred Stock of Nu-Med-NV, respectively.
Accordingly, without an increase in the number of authorized shares of preferred stock, the Company would be unable to designate or issue any new series of preferred stock without first reducing the number of shares designated to an existing series, to the extent legally and contractually permissible, or obtaining stockholder approval of a further amendment to its organizational documents. The Board believes that having authorized but undesignated shares of preferred stock available following the Reincorporation will provide the Company with greater flexibility to respond to future financing and strategic opportunities and other corporate needs.
63

The additional authorized shares of preferred stock could be used, subject to applicable law and any required stockholder approvals, in connection with potential future equity or equity-linked financings, strategic acquisitions, joint ventures or other corporate transactions, restructurings or recapitalizations, and other general corporate purposes. The availability of undesignated preferred stock would permit the Board, subject to the provisions of the Nevada Articles and applicable Nevada law, to establish one or more additional series of preferred stock and determine the powers, preferences, rights, qualifications, limitations and restrictions applicable to such series without the delay and expense associated with seeking stockholder approval of an additional increase in authorized preferred stock at the time a particular financing or other transaction is proposed.
The Company has no present agreement, commitment or arrangement to issue any of the additional shares of preferred stock, and the increase is intended to provide flexibility for future needs as they arise. The authorization of additional preferred stock will not, by itself, result in the issuance of any additional shares of preferred stock.
Effects of the Increase / Possible Anti-Takeover Effects
If Proposal 10 and Proposal 6 are approved and the Reincorporation is consummated, Nu-Med-NV will be authorized to issue 20,000,000 shares of preferred stock. The increase in the number of authorized shares of preferred stock will not, by itself, have any immediate effect on the rights of the Company’s stockholders. The additional shares of preferred stock will not be issued or outstanding solely as a result of the increase, and the increase will not result in any immediate dilution of the voting power or economic interests of existing stockholders.
Following the Reincorporation and the increase in authorized preferred stock, the Company will have authorized but undesignated shares of preferred stock available for future issuance. Subject to the Nu-Med-NV Articles, applicable law and any stockholder approval requirements that may apply to a particular transaction, the Board of Directors will have authority to designate one or more additional series of preferred stock and to establish the powers, preferences, rights, qualifications, limitations and restrictions of each such series, which may include, among other things, dividend rights, conversion or exchange rights, voting rights, redemption provisions, liquidation preferences and other economic or governance rights.
The future issuance of additional shares of preferred stock could adversely affect holders of the Company’s common stock or other outstanding securities. Depending upon the terms of any series established by the Board of Directors, such issuance could, among other things, dilute the voting power or economic interests of existing stockholders, reduce the amount of assets available for distribution to holders of common stock upon a liquidation or dissolution of the Company, subordinate the dividend or other economic rights of the common stock, or otherwise adversely affect the rights or interests of holders of the Company’s existing securities. Any such effects would depend upon the number of shares issued and the specific powers, preferences, rights, qualifications, limitations and restrictions established for the applicable series.
The availability of authorized but undesignated preferred stock could also have an anti-takeover effect. For example, the Board of Directors could, subject to its fiduciary duties and applicable law, establish and issue a series of preferred stock having voting, conversion or other rights or preferences that could make it more difficult or costly for a third party to acquire control of the Company, discourage or delay an unsolicited acquisition proposal, tender offer, proxy contest or other change-in-control transaction, or otherwise affect the ability of stockholders to change the composition of the Board of Directors or management. The issuance of preferred stock could have such effects even if a proposed transaction might otherwise be considered desirable by some or a majority of the Company’s stockholders or might provide stockholders with an opportunity to receive a premium over the then-current market price of the Company’s common stock.
The increase in authorized preferred stock is not being proposed in response to any known effort to acquire control of the Company, nor is the Board of Directors presently aware of any such effort. The Board of Directors is not recommending the increase for the purpose of implementing an anti-takeover strategy. Rather, the Board believes that having authorized but undesignated shares of preferred stock available will provide the Company with additional flexibility to address future financing, strategic and other corporate needs without the delay and expense that could be associated with seeking stockholder approval of an increase in authorized preferred stock at the time a particular need arises.
64

Although the Board of Directors would generally be able to designate and issue additional series of preferred stock without further stockholder approval following the Reincorporation, any such designation or issuance would remain subject to the Nu-Med-NV Articles, applicable Nevada law, applicable federal securities laws and any other stockholder approval requirements applicable to the Company or the particular transaction. The Board of Directors intends to consider the interests of the Company and its stockholders when determining whether and on what terms to designate or issue any additional shares of preferred stock.
Relationship to the Reincorporation Proposal
This Proposal 10 is separate from, but conditioned upon, Proposal 6. Stockholders may vote separately on each proposal. If Proposal 6 is not approved, or if the Reincorporation is not consummated, this Proposal 10 will have no effect even if it receives the requisite stockholder approval.
If Proposal 6 is approved but this Proposal 10 is not approved, the Board of Directors may proceed with the Reincorporation, but the Articles of Incorporation of Nu-Med-NV will not be modified prior to filing to authorize 20,000,000 shares of preferred stock instead of 10,000,000 shares of preferred stock.
Vote Required
The affirmative “
FOR
” vote of a majority of the votes cast affirmatively or negatively on this Proposal

10 at the Annual Meeting by the holders of our common stock and preferred stock entitled to vote thereon, voting together as a single voting group, is required to approve this Proposal 10. Abstentions and broker non-votes will not be considered votes cast and therefore will have no effect on the outcome of this Proposal 10.
This Proposal 10 is conditioned upon approval of Proposal 6 and consummation of the Reincorporation. Accordingly, even if Proposal 10 receives the requisite vote, the Authorized Preferred Share Increase will not be implemented unless Proposal 6 is also approved and the Reincorporation is consummated.
Recommendation of the Board
The Board unanimously recommends a vote “
FOR
” the Authorized Preferred Share Increase Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE AUTHORIZED PREFERRED SHARE INCREASE PROPOSAL.
PROPOSAL 11
-
THE ADJOURNMENT PROPOSAL
General
If the number of shares of common stock present in person or represented by proxy at the Annual Meeting and voting to approve the Reincorporation Proposal, Name Change Proposal, Reverse Split Proposal, Authorized Common Share Increase Proposal and Authorized Preferred Share Increase Proposal, is insufficient to approve such proposals at the time of the Annual Meeting, we intend to move to adjourn the Annual Meeting or postpone the Annual Meeting, if necessary or appropriate to a later time or date, from time to time, in order to enable the Company to solicit additional proxies in respect of the Reincorporation Proposal, Name Change Proposal, Reverse Split Proposal, Authorized Common Share Increase Proposal and Authorized Common Share Increase Proposal and Authorized Preferred Share Increase Proposal.
In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn or postpone the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the Reincorporation Proposal, Name Change Proposal, Reverse Split Proposal, Authorized Common Share Increase Proposal and/or Authorized Common Share Increase Proposal and Authorized Preferred Share Increase Proposal, we could adjourn or postpone the Annual Meeting and any adjourned or future session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.
65

Vote Required; Recommendation of the Board of Directors
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on such Proposal, by the holders of shares of the Company’s voting stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting, provided that a quorum exists at such Annual Meeting.
The Board of Directors unanimously recommends that you vote “
FOR
” the Adjournment Proposal.
ADDITIONAL INFORMATION AND MATTERS
Stockholder Proposals for 2027 Annual Meeting of Stockholders and 2027 Proxy Materials
Proxy Statement Proposals
Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2027 annual meeting of stockholders, it must be received by our Secretary by no later than July 16, 2027, unless the date of the 2027 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2026 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.
Other Proposals and Nominations
For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2027 annual meeting of stockholders, stockholders are advised to review our Bylaws, as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between August 16, 2027 and the close of business on September 15, 2027, for the 2027 annual meeting of stockholders. In the event that the 2027 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of our 2026 annual meeting, notice by the stockholder, to be timely, must be received no earlier than the 10th day following the day on which we publicly announce the date of the 2027 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.
Copies of our Bylaws, are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at
www.sec.gov
 available by request to the Secretary at 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777.
In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2027 annual meeting must notify our Secretary in writing not later than October 15, 2027, to comply with the other requirements of Rule 14a-19(b).
All submissions to, or requests from, the Secretary of the Company should be made to: Nu-Med Plus, Inc., 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777.
The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2027 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Amended and Restated Bylaws, then the person(s) appointed by the Board of Directors and named in the proxies for the 2027 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.
66

Where You Can Find More Information
We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, Nu-Med Plus, Inc., 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777.
Stockholder Advisory Votes
At the annual meeting, stockholders will be asked to approve a frequency of stockholder advisory votes of every three years. Assuming that frequency is recommended by the stockholders via non-binding vote and approved by the Board of Directors, the next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2029 annual meeting and every three years thereafter, unless changed by the Board of Directors. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers is expected to occur at our 2032 annual meeting, unless the Board of Directors determines to hold such vote earlier in their sole discretion.
Important Notice Regarding Delivery of Stockholder Documents
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “
householding,
” provides cost savings for companies by reducing printing and mailing costs and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting us in writing at Attn: Corporate Secretary, Nu-Med Plus, Inc., 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777.
Availability of Annual Report on Form 10-K
As required, we have filed our Annual Report on Form 10-K for the year ended December 31, 2025, with the SEC. Stockholders may obtain, free of charge, a copy of the 2025 annual report on Form 10-K by writing to us at Attn: Corporate Secretary, Nu-Med Plus, Inc., 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777.
Other Matters
As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.
The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.
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Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:
(a)
No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us, and except as discussed below.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.
Certain of our directors and executive officers have interests in the proposals arising from securities they hold or beneficially own and from agreements entered into in connection with the Avid Gold Exchange. Those interests may differ from the interests of holders of our common stock generally.

Fred Tejada, our Senior Vice President, Chief Geologist and a director, received 129,782 shares of Series A Preferred Stock in the Avid Gold Exchange and holds all 1,000,000 outstanding shares of Series X Preferred Stock, which were issued to him in consideration for services. His Series X Preferred Stock carries 100,000,000 votes. If the reverse stock split under Proposal 8 is implemented, those votes will remain fixed while the number of outstanding common shares and the votes attributable to those shares will decline. As a result, Mr. Tejada’s relative voting power will increase substantially, giving him greater influence over the election of directors and other matters submitted to stockholders, subject to applicable law and any separate class or series voting requirements. Mr. Tejada also holds the conditional proxy described under “Voting Rights and Principal Stockholders—Voting Agreement and Director Designations.”

The Hayde Family Revocable Trust, for which William Hayde, our Chairman and Chief Executive Officer, serves as trustee, and Keith L. Merrell, our Chief Financial Officer and a director, each received 225,000 shares of Series A Preferred Stock in consideration for services in connection with the Exchange. The Hayde Family Revocable Trust and Mr. Merrell and his wife, as joint tenants, are parties to the Voting Agreement. The increase in authorized common stock under Proposal 9, if implemented, would increase the number of common shares available for conversion of Series A Preferred Stock held by these persons and Mr. Tejada. The reverse stock split under Proposal 8 would leave the Series A conversion ratio unchanged while reducing the outstanding common share count. The actual number of shares issuable to any holder remains subject to the applicable conversion limitations. The holders also have resale registration rights for the underlying common shares under the Registration Rights Agreement, subject to its terms.

Proposal 11 could provide additional time to solicit votes for Proposals 6 through 10. Accordingly, the persons described above have an interest in Proposal 11 to the extent additional solicitation could facilitate approval of a proposal in which they have an interest.

Company Contact Information
All inquiries regarding our Company should be addressed to our Company’s principal executive office:
Nu-Med Plus, Inc.
Attn: Corporate Secretary
640 Belle Terre Rd., Building 2 E
Port Jefferson, NY 11777
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Appendix A
NU-MED PLUS, INC.
2026 EQUITY INCENTIVE PLAN
Originally Adopted by the Board of Directors on: November 2, 2026
Approved and Ratified by the Stockholders on: __________, 2026
1. GENERAL.
(a) Plan Purpose.
The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(b) Available Awards.
The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(c) Effective Date.
The Plan will come into existence on the Effective Date.
2. SHARES SUBJECT TO THE PLAN.
(a) Share Reserve.
Subject to adjustment in accordance with
Section 2(c)
and any adjustments as necessary to implement any Capitalization Adjustments, but excluding any reduction or other adjustment on account of the Reverse Stock Split, the initial aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed five million (5,000,000) shares. Notwithstanding
Section 2(c)
or any other provision of this Plan, such initial share reserve will remain at five million (5,000,000) shares immediately following the Reverse Stock Split Effective Time and shall not be divided by twenty-seven (27) or otherwise reduced or adjusted on account of the Reverse Stock Split.
In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments other than the Reverse Stock Split, such aggregate number of shares of Common Stock will automatically increase on April 1st of each year for a period of nine years commencing on April 1, 2027 and ending on (and including) April 1, 2035, in an amount equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “
Evergreen Measurement Date
”); and (B) five million (5,000,000) shares of Common Stock (the “
Automatic Increases
”); provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock, including zero. Notwithstanding
Section 2(c)
or any other provision of this Plan, the five million (5,000,000) share annual limit will remain unchanged following the Reverse Stock Split Effective Time and shall not be reduced or otherwise adjusted on account of the Reverse Stock Split. If an Evergreen Measurement Date precedes the Reverse Stock Split Effective Time and the applicable Automatic Increase occurs on or after the Reverse Stock Split Effective Time, the outstanding share count as of that Evergreen Measurement Date shall be proportionately adjusted to reflect the Reverse Stock Split for purposes of calculating that Automatic Increase.
In no event may more than fifty million (50,000,000) total shares of Common Stock be issued pursuant to Awards under this Plan, subject to any adjustments as necessary to implement any Capitalization Adjustments other than the Reverse Stock Split. Notwithstanding
Section 2(c)
or any other provision of this Plan, such fifty million (50,000,000)-share aggregate limit will remain unchanged following the Reverse Stock Split Effective Time and shall not be reduced or otherwise adjusted on account of the Reverse Stock Split.
For the avoidance of doubt, the Reverse Stock Split shall not replenish or reset the share reserve or any aggregate limit under this Plan. Shares previously issued pursuant to Awards and shares subject to outstanding Awards shall continue to be counted against the applicable reserve and limits in accordance with the Plan, after giving effect to any applicable adjustments to those shares and Awards resulting from the Reverse Stock Split. The exceptions to adjustment expressly provided in this Section apply solely to the specified reserve and limits and do not prevent adjustments to outstanding Awards otherwise required under the Plan.
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For purposes of this Plan, the “
Reverse Stock Split
” means the one-for-twenty-seven (1-for-27) reverse stock split of the Company’s outstanding Common Stock submitted for stockholder approval at the Company’s Annual Meeting of Stockholders at which approval of this Plan is sought, including any adjournment or postponement thereof, and the “
Reverse Stock Split Effective Time
” means the effective time of that Reverse Stock Split.
(b) Aggregate Incentive Stock Option Limit.
Notwithstanding anything to the contrary in
Section 2(a)
, and subject to any adjustments as necessary to implement any Capitalization Adjustments other than the Reverse Stock Split, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is fifty million (50,000,000) shares. Notwithstanding
Section 2(c)
or any other provision of this Plan, such limit will remain at fifty million (50,000,000) shares following the Reverse Stock Split Effective Time and shall not be divided by twenty-seven (27) or otherwise reduced or adjusted on account of the Reverse Stock Split. This limit is included within, and is not in addition to, the aggregate share limit under
Section 2(a)
.
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards.
For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve.
The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award, or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve.
The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3. ELIGIBILITY AND LIMITATIONS.
(a) Eligible Award Recipients.
Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients.
 Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation.
 To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof, as such terms are defined in Sections 424(e) and (f) of the Code) exceeds $100,000 (or such other limit established in the Code), or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
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(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders.
 A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs.
 Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit.
 The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in
Section 2(b)
.
(d) Non-Employee Director Compensation Limit.
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, and/or in the case that the Non-Employee Director is serving as Non-Employee Chairperson of the Board, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this
Section 3(d)
 shall apply commencing with the first calendar year that begins following the Effective Date. For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.
(e) Limitations on Awards.
 No Awards may be made under the Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.
4. OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term.
 Subject to
Section 3(b)(ii)
 regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price.
 Subject to
Section 3(b)
 regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
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(c) Exercise Procedure and Payment of Exercise Price for Options.
 In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)
by cash or check, bank draft or money order payable to the Company;
(ii)
pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)
if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)
in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs.
 In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e) Transferability.
 Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred:
(i) Restrictions on Transfer.
 An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
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(ii) Domestic Relations Orders.
 Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting.
 The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause.
 Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.
 Subject to
Section 4(i)
, if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in
Section 4(a)
):
(i)
three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)
12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)
18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)
18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability.
A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period, the exercise of the Participant’s Option or SAR would be prohibited solely because (i) the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in
Section 4(a)
).
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(j) Non-Exempt Employees
. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This
Section 4(j)
 is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k) Whole Shares
. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a) Restricted Stock Awards and RSU Awards.
 Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award
.
(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration
.
(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate (including past services), or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting
. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
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(iv) Termination of Continuous Service
. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Dividends and Dividend Equivalents
. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi) Settlement of RSU Awards
. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards
. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c) Other Awards
. Other Awards may be granted either alone or in addition to Awards provided for under
Section 4
 and the preceding provisions of this
Section 5
. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards. Without limiting the above, Other Awards may be equity-based or equity-related awards and may include, but not be limited to, fully vested stock awards, including grants of fully vested Common Stock, and may be granted in consideration for, without limitation the payment of cash bonuses or other incentives in the form of Common Stock based awards. Such Other Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer, Employee or Director, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Other Awards may entail the transfer of actual Common Stock, or payment in cash or otherwise of amounts based on the value of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments
. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to
Section 2(a)
, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to
Section 2(b)
, and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
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(b) Dissolution or Liquidation
. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction.
The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in
Section 11
, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed.
 In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue, or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board. With respect to each outstanding Award (“
Replaced Awards
”) that are assumed, continued or substituted (“
Replacement Award
”) assumed or continued by the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) (or portion thereof) that is outstanding as of the consummation of the Corporate Transaction that is eligible to vest based on performance, the Administrator will determine the extent to which the applicable performance vesting conditions have been achieved as of the consummation of the Corporate Transaction (or the end of the applicable performance period, if earlier) and the Replaced Award (or portion thereof), to the extent earned based on performance, will thereafter be eligible to vest solely based on Continued Service over the remaining term of the applicable service or performance period, as applicable. Each unvested Replaced Award that is outstanding as of the consummation of the Corporate Transaction that is eligible to vest solely based on Continued Service will vest based on Continued Service over the service period.
(ii) Awards Held by Current Participants.
 In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “
Current Participants
”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
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(iii) Awards Held by Persons other than Current Participants.
 In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv) Payment for Awards in Lieu of Exercise.
 Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(v) Uniform Treatment
. For the avoidance of doubt, the Plan Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Corporate Transaction.
(d) Appointment of Stockholder Representative.
 As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions
. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7. ADMINISTRATION.
(a) Administration by Board.
 The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board.
 The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)
To settle all controversies regarding the Plan and Awards granted under it.
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(iv)
To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)
To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock (including, but not limited to, any Corporate Transaction), for reasons of administrative convenience.
(vi)
To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)
To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)
To submit any amendment to the Plan for stockholder approval.
(ix)
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)
To adopt or amend such procedures and sub-plans as are necessary or appropriate to accommodate the specific requirements of local laws, procedures and practices, permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
(xii)
To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General.
 The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
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(ii) Rule 16b-3 Compliance.
 To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d) Effect of Board’s Decision.
 All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to an Officer.
 The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8. TAX WITHHOLDING
(a) Withholding Authorization.
 As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local, and/or non-U.S. tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, vesting, exercise, or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation.
 To the extent permitted by the terms of an Award Agreement, or by the Board, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or non-U.S. tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims.
Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
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(d) Withholding Indemnification.
As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9. MISCELLANEOUS.
(a) Dividends and Dividend Equivalents.
Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement.
(b) Source of Shares.
 The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(c) Use of Proceeds from Sales of Common Stock.
Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(d) Corporate Action Constituting Grant of Awards.
 Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(e) Stockholder Rights.
 No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(f) No Employment or Other Service Rights.
 Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
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(g) Change in Time Commitment
. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(h) Execution of Additional Documents.
 As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(i) Electronic Delivery and Participation
. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(j) Clawback/Recovery
. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(k) Securities Law Compliance.
A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(l) Transfer or Assignment of Awards; Issued Shares.
 Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(m) Effect on Other Employee Benefit Plans.
The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(n) Deferrals.
 To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
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(o) Section 409A.
Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(p) Choice of Law.
 This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Nevada.
10. COVENANTS OF THE COMPANY.
(a) Compliance with Law.
 The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a) Application.
Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements.
 To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)
If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii)
If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
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(iii)
If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants.
 The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards.
 The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii) Unvested Non-Exempt Awards.
 The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
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(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors.
 The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i)
If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)
If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)
If the RSU Award is a Non-Exempt Award, then the provisions in this
Section 11(e)
 shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)
Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)
The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)
To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
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(iv)
The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12. SEVERABILITY.
(a)
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13. TERMINATION OF THE PLAN.
(a)
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders.
(b) Amendment
. The Board, in its sole discretion, may amend the Plan in any respect the Board deems necessary or advisable; provided, however
,
 that stockholder approval will be required for any amendment to the extent required by Applicable Law.
(c) Effect on Prior Awards
. No Participant’s rights under any Award granted before the amendment or termination of the Plan will be Materially Impaired by any amendment, suspension, or termination of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing, provided that
 such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in
Section 6(c)
, is in the best interests of the Company or its stockholders.
(d)
No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14. DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)
“
Acquiring Entity
” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)
“
Affiliate
” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)
“
Applicable Law
” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
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(d)
“
Award
” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(e)
“
Award Agreement
” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(f)
“
Board
” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(g)
“
Capitalization Adjustment
” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(h)
“
Cause
”

has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.
(i)
“
Change in Control
” or “
Change of Control
” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:
(i)
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “
Subject Person
”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
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(ii)
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)
individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “
Incumbent Board
”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
(v)
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(j)
“
Code
” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(k)
“
Committee
” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(l)
“
Common Stock
” means the common stock of the Company.
(m)
“
Company
” means Nu-Med Plus, Inc., a Utah corporation, and any successor thereto.
(n)
“
Compensation Committee
” means the Compensation Committee of the Board.
(o)
“
Consultant
” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.

Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
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(p)
“
Continuous Service
” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(q)
“
Corporate Transaction
” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
a sale

or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)
a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(v)
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(r)
“
Director
” means a member of the Board.
(s)
“
determine
”
 or
“
determined
”

means as determined by the Board or the Committee (or its designee) in its sole discretion.
(t)
“
Disability
” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(u)
“
Effective Date
” means the date the Plan is first approved and adopted by the stockholders of the Company.
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(v)
“
Employee
” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(w)
“
Employer
” means the Company or the Affiliate of the Company that employs the Participant.
(x)
“
Entity
” means a corporation, partnership, limited liability company or other entity.
(y)
“
Exchange Act
” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(z)
“
Exchange Act Person
”

means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(aa)
“
Fair Market Value
” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)
If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)
In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(bb)
“
Governmental

Body
” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal, state, local, municipal, non-U.S. or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(cc)
“
Grant Notice
” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(dd)
“
Incentive Stock Option
” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ee)
“
Materially Impair
”

means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.
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(ff)
“
Non-Employee Director
”

means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“
Regulation S-K
”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(gg)
“
Non-Exempt Award
”

means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.
(hh)
“
Non-Exempt Director Award
” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(ii)
“
Non-Exempt Severance Arrangement
” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“
Separation from Service
”)) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(jj)
“
Nonstatutory Stock Option
” means any option granted pursuant to
Section 4
 of the Plan that does not qualify as an Incentive Stock Option.
(kk)
“
Officer
” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ll)
“
Option
” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(mm)
“
Option Agreement
” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(nn)
“
Optionholder
” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(oo)
“
Other Award
” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant), that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(pp)
“
Other Award Agreement
”

means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(qq)
“
Own,
”

“
Owned,
”

“
Owner,
”

“
Ownership
”

means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
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(rr)
“
Participant
” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ss)
“
Performance Award
” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of
Section 5(b)
 pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(tt)
“
Performance Criteria
” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; net promoter score; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products or services; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(uu)
“
Performance Goals
” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
91

(vv)
“
Performance Period
” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(ww)
“
Plan
” means this Nu-Med Plus, Inc. 2026 Equity Incentive Plan, as amended from time to time.
(xx)
“
Plan Administrator
” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive pr
(yy)
“
Post-Termination Exercise Period
” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(zz)
“
Restricted Stock Award
” or “
RSA
” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(aaa)
“
Restricted Stock Award Agreement
” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(bbb)
“
RSU Award
” or “
RSU
”

means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of
Section 5(a)
.
(ccc)
“
RSU Award Agreement
”

means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(ddd)
“
Rule 16b-3
” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(eee)
“
Rule 405
” means Rule 405 promulgated under the Securities Act.
(fff)
“
Section 409A
” means Section 409A of the Code and the regulations and other guidance thereunder.
(ggg)
“
Section 409A Change in Control
” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(hhh)
“
Securities Act
” means the Securities Act of 1933, as amended.
(iii)
“
Share Reserve
” means the number of shares available for issuance under the Plan as set forth in
Section 2(a)
.
(jjj)
“
Stock Appreciation Right
” or “
SAR
”

means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of
Section 4
.
92

(kkk)
“
SAR Agreement
” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(lll)
“
Subsidiary
” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(mmm)
“
Ten Percent Stockholder
” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(nnn)
“
Trading Policy
” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(ooo)
“
Unvested Non-Exempt Award
” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(ppp)
“
Vested Non-Exempt Award
” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.
93

Appendix B
PLAN OF TRANSFER
OF
NU-MED PLUS, INC.
A UTAH CORPORATION
INTO
AVID GOLD, INC.2
A NEVADA CORPORATION
THIS PLAN OF TRANSFER
, dated as of [
●
], 2026 (including all of the Exhibits attached hereto, this “
Plan
”), is hereby adopted by Nu-Med Plus, Inc., a Utah corporation, in order to set forth the terms, conditions and procedures governing the conversion of Nu-Med Plus, Inc. from a Utah corporation (the “
Converting Entity
”), to a Nevada corporation pursuant to the Utah Revised Business Corporation Act (the “
Utah Act
”), including Section 16-10a-1533.5 of the Utah Act, and Section 92A.195 of the Nevada Revised Statutes, as amended (the “
NRS
”).
RECITALS
WHEREAS
, the Converting Entity is a corporation formed by the filing of Articles of Incorporation with the Utah Department of Commerce, Division of Corporations and Commercial Code (the “
Division
”) on October 25, 2011, existing under the laws of the State of Utah and operating under the Bylaws of the Converting Entity (the “
Bylaws
”);
WHEREAS
, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its shareholders for the Converting Entity to convert from a Utah corporation to a Nevada corporation pursuant to Section 16-10a-1533.5 of the Utah Act and Sections 92A.195 and 92A.250 of the NRS;
WHEREAS
, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;
WHEREAS
, the Board of Directors of the Converting Entity has submitted this Plan to the shareholders of the Converting Entity for approval; and
WHEREAS
, the terms and provisions of this Plan have been authorized, approved and adopted by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote thereon of the Converting Entity.
NOW, THEREFORE
, the Converting Entity hereby adopts this Plan as follows:
PLAN OF TRANSFER
1.	Conversion; Effect of Conversion .
(a)
Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Utah corporation to a Nevada corporation pursuant to Section 16-10a-1533.5 of the Utah Act and Sections 92A.195 and 92A.250 of the NRS (the “
Conversion
”) and the Converting Entity, as converted to a Nevada corporation (the “
Converted Entity
”), shall thereafter be subject to all of the provisions of the NRS, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced (or is deemed to have commenced) its existence in the State of Utah.

________________________________
2 Assumes Proposal 7 (the Name Change Proposal) is approved by shareholders at the Annual Meeting. If Proposal 6 (the Reincorporation Proposal) is approved by shareholders at the Annual Meeting, but Proposal 7 (the Name Change Proposal) is not approved, the name of the Converted Entity will remain Nu-Med Plus, Inc.
94

(b)
Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, the Converted Entity shall, for all purposes of the laws of the State of N evada
, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, for all purposes of the laws of the State of Nevada, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Utah. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Utah.

(c)
The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)	Upon the Effective Time, the name of the Converted Entity shall change to be [“Avid Gold, Inc.”][3]
(e)	The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.
2.
Filings
. As promptly as practicable following the adoption of this Plan by the Board of Directors and the shareholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)
executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of
Exhibit A
 hereto, subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company (the “
Nevada Articles of Conversion
”), with the Secretary of State of the State of Nevada;

(b)
executing and filing (or causing the execution and filing of) Articles of Transfer pursuant to Section 16-10a-1533.5 of the Utah Act, substantially in the form of
Exhibit B
 hereto, subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company (the “
Utah Articles of Transfer
”), with the Utah Division of Corporations and Commercial Code; and

(c)
executing and filing (or causing the execution and filing of) Articles of Incorporation of the Converted Entity, substantially in the form of
Exhibit C
 hereto, subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company (the “
Nevada Articles of Incorporation
”), with the Secretary of State of the State of Nevada.[4]

_______________________________
3 Assumes Proposal 7 (the Name Change Proposal) is approved by shareholders at the Annual Meeting. If Proposal 6 (the Reincorporation Proposal) is approved by shareholders at the Annual Meeting, but Proposal 7 (the Name Change Proposal) is not approved, the name of the Converted Entity will remain Nu-Med Plus, Inc.
4 The number of authorized shares of common stock and preferred stock set forth in the Nevada Articles of Incorporation assumes that Proposal 9 (the Authorized Common Share Increase Proposal) and Proposal 10 (the Authorized Preferred Share Increase Proposal) is approved by shareholders at the Annual Meeting. If Proposal 6 (the Reincorporation Proposal) is approved by shareholders at the Annual Meeting, but Proposal 9 (the Authorized Common Share Increase Proposal) is not approved, the authorized shares of common stock of the Converted Entity will remain 90,000,000. If Proposal 6 (the Reincorporation Proposal) is approved by shareholders at the Annual Meeting, but Proposal 10 (the Authorized Preferred Share Increase Proposal) is not approved, the authorized shares of preferred stock of the Converted Entity will remain 10,000,000.

95

3.
Effective Time
. The Conversion shall become effective at the time of effectiveness set forth in the Nevada Articles of Conversion, the Utah Articles of Conversion and the Nevada Articles of Incorporation (the time of the effectiveness of the Conversion, the “
Effective Time
”).

4.	Effect of Conversion .
(a)
Effect on Common Stock
. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each [twenty-seven (27)][5] shares of Common Stock, $0.001 par value per share, of the Converting Entity (“
Converting Entity Common Stock
”) issued and outstanding immediately prior to the Effective Time shall be combined and converted into one (1) validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“
Converted Entity Common Stock
”) (the “
Reverse Split
”). If the Reverse Split is not approved by the shareholders, the Board of Directors elects not to effect the Reverse Split as part of the Conversion, or the Reverse Split has already become effective under Utah law, each share of Converting Entity Common Stock issued and outstanding immediately prior to the Effective Time shall instead be converted into one (1) share of Converted Entity Common Stock. If the Reverse Split is effected as part of the Conversion, the exchange ratio shall be applied to the aggregate number of shares of Converting Entity Common Stock held of record by each holder immediately prior to the Effective Time, and any resulting fractional share shall be rounded up to the next whole share.

(b)
Effect on Outstanding Stock Options
. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an option to acquire that number of shares of Converted Entity Common Stock equal to the number of shares subject to such option immediately prior to the Effective Time divided by [twenty-seven (27)][5] (rounded down to the nearest whole share), at an exercise price per share equal to the exercise price in effect immediately prior to the Effective Time multiplied by [twenty-seven (27)][5] (rounded up to the nearest whole cent), with all other terms and conditions (including vesting schedule) unchanged.

(c)
Effect on Outstanding Warrants or Other Rights
. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each warrant to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into a warrant to acquire that number of shares of Converted Entity Common Stock equal to the number of shares subject to such warrant immediately prior to the Effective Time divided by [twenty-seven (27)][5] (rounded down to the nearest whole share), at an exercise price per share equal to the exercise price in effect immediately prior to the Effective Time multiplied by [twenty-seven (27)][5] (rounded up to the nearest whole cent), with all other terms and conditions (including vesting schedule) unchanged. If the one-for-one exchange ratio applies under Section 4(a), the share counts and exercise prices under Sections 4(b) and 4(c) shall carry forward as in effect immediately prior to the Effective Time, including any adjustments already made in connection with a Reverse Split effected under Utah law.

(d)
Preferred Stock
. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each one (1) share of Series A Preferred Stock and Series X Voting Preferred Stock of the Converting Entity outstanding immediately prior to the Effective Time shall convert into one (1) share of Series A Preferred Stock and Series X Voting Preferred Stock of the Converted Entity, respectively, and no adjustments to the voting or conversion rights of the Series A Preferred Stock and Series X Voting Preferred Stock shall be made, except to the extent expressly provided for in the designation of the Series A Preferred Stock and Series X Voting Preferred Stock of the Converting Entity, if any.

(e)
Effect on Stock Certificates
. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

___________________________
[5]
Assumes Proposal 8 (the Reverse Split Proposal) is approved by shareholders at the Annual Meeting and the Board determines to affect the Reverse Stock Split pursuant to the Plan of Transfer and not a stand along Articles of Amendment. If Proposal 6 (the Reincorporation Proposal) is approved by shareholders at the Annual Meeting, but Proposal 8 (the Reverse Split Proposal) is not approved, or the Board of Directors determines to move forward with a standalone Articles of Amendment filing to affect the Reverse Stock Split, the exchange ratio in this Plan of Transfer will be one-for-one.

96

(f)
Effect on Employee Benefit, Equity Incentive or Other Similar Plans
. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock. The number of shares of common stock available for awards under each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall be adjusted equitably in connection with the Reverse Stock Split as set forth in such employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party, as applicable.

(f)
Effect of Conversion on Directors and Officers
. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.
Further Assurances
. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.	Nevada Bylaws . Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Avid Gold, Inc., substantially in the form of Exhibit D hereto.
7.
Copy of Plan of Transfer
. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any shareholder of the Converted Entity (or former shareholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8.
Termination
. At any time prior to the Effective Time, this Plan may be terminated, and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

9.	Third-Party Beneficiaries . This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.
10.
Severability
. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

11.
Amendment
. The Board of Directors of the Company shall have the authority to amend this Plan of Transfer at any time before or after approval of this Plan of Transfer by the shareholders of the Company, to the extent permitted by applicable law, and/or for the purpose of correcting any clerical error, ambiguity, defect, or inconsistency contained herein; provided, however, that no such amendment made after shareholder approval shall (a) alter or change the amount or kind of consideration to be received by the shareholders under this Plan of Transfer, (b) materially alter or change any term of the Articles of Incorporation of the surviving or resulting entity, or (c) alter or change any other terms and conditions of this Plan of Transfer if such alteration or change would adversely affect the shareholders of the Company.

97

IN WITNESS WHEREOF
, the undersigned, being a duly authorized officer of the Converting Entity, has executed this Plan of Transfer as of the date first written above.
NU-MED PLUS, INC.

By:
Name:
Title:

98

Exhibit A

FRANCISCO V. AGUILAR
NEVADA
SECRETARY of STATE

401 North Carson Street Carson City, Nevada 89701-4201
(775) 684-5708

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

NRS 92A.205

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Constituent Entity Information:	Entity Name: Nu-Med Plus, Inc. Jurisdiction: Utah Entity Type*: Corporation Entity or Nevada Business Identification Number (NVID), if applicable:
2. Resulting Entity Information:	Entity Name: Avid Gold, Inc. Jurisdiction: Nevada Entity Type*: For-Profit Corporation
3. Plan of Conversion: (select one box)	☐ You've attached the entire conversion plan to these articles ☒ You've filed the complete executed conversion plan with the resulting entity's registered office or principal place of business ☐ **If you are a domestic limited partnership under NRS 88:** You filed the complete executed conversion plan with the records office required by NRS 88.330
4. Forwarding Address for Service of Process: (If surviving entity is foreign, outside the boundaries of Nevada)	Name: Country Care of: Address City State Postal Code
5. Effective Date and Time: (Optional)	Date: Time: Effective date is not to exceed 90 days of the filing date of this form. If left blank, this form will be effective upon filing with the SOS. If you select a later effective date but the effective time is left blank, the effective time will be at 12:01 Pacific time on the specified date.
6. Signature Statement: (Required)	• A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. • This document, once completed, will serve as a statement of an officer as required by NRS 80.030. • Signatures Required: ➢ Nevada Entities: Officer (corporation), all general partners (limited/limited-liability limited partnership), manager/member (limited-liability company), trustee (business trust), managing partner (limited-liability partnership). ➢ Foreign Entities: Authorized individual, per entity's governing laws. Name of constituent entity Print First Name Print Last Name X ____________________ Signature of Constituent Entity (Conversion) Title Date

**Entity Type examples:*
Corporation, Limited Partnership, Limited-Liability Limited Partnership, Limited-Liability Company or Business Trust.

Page 1 of 1
Revised: 7/1/2026

99

Exhibit B

This form cannot be hand written.

State of Utah
Department of Commerce
Division of Corporations & Commercial Code
Articles of Transfer (Corporation)

Print

Non-Refundable Processing Fee: $17.00

Clear Form

Pursuant to Utah Code Section 16-10a-1533.5, any Domestic Corporation (Profit, Non-Profit, Professional, or Benefit) may transfer to or domesticate to another state besides Utah by filing Articles of Transfer.

1. Corporation Name: Nu-Med Plus, Inc.
2. The file date of the original Articles of Incorporation is 10/25/2011 *(office use only)*
3. The jurisdiction to which the company will be transferred to is Nevada
4. The future effective date of the transfer if it will not be effective upon filing is (MM-DD-YYYY) ___________
5. The transfer has been approved by the shareholders.
6. The existence of the domestic company of Utah will cease when the articles of transfer become effective.
7. The company agrees that it may be served with process in Utah for any proceeding of enforcement of any obligation of the company arising while it was a company under Utah laws.
8. If the company does not apply for foreign authority in Utah, then the name and address to which a copy of service of process shall be mailed to:

640 Belle Terre Rd Blvd E 2
Port Jefferson, New York 11777
____

Under penalties of perjury I declare that these Articles of Transfer have been examined by me and are, to the best of my knowledge and belief, true, correct and complete.

By: ______________________________ Title: ____________________ Date: ____________

If the filer requests a copy of the **Articles of Transfer** an additional exact copy of the filed document along with a return-addressed envelope with adequate first-class postage must also be submitted.

Under GRAMA {63G-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporations.utah.gov

07/25

100

Exhibit C

FRANCISCO V. AGUILAR
NEVADA SECRETARY of STATE

401 North Carson Street Carson City, Nevada 89701-4201
(775) 684-5708

ABOVE SPACE IS FOR OFFICE USE ONLY

Formation - Profit Corporation

- [x] NRS 78 - Articles of Incorporation, Domestic Corporation
- [ ] NRS 78A - Articles of Incorporation, Domestic Close Corporation

(Name of Close Corporation MUST appear in the below heading)

Articles of Formation of ______________________________ a close corporation (NRS 78A)

- [ ] NRS 89 - Articles of Incorporation, Professional Corporation
- [ ] NRS 80 - Foreign Corporation Qualification
- [ ] NRS 80 - Foreign Corporation Qualification, Professional Corporation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)	Avid Gold, Inc.
2. Jurisdiction of Incorporation: (Foreign Corporation)	5a. Jurisdiction of incorporation: ____ 5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐
3. Registered Agent: (Check only one box)	☒ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below) Registered Agents Inc. Name of Registered Agent OR Title of Office or Position with Entity Street Address ____ City ____ Nevada Zip Code ____ Mailing Address (If different) ____ City ____ Nevada Zip Code ____
3b. Electronic Notification: (optional)	Email address for electronic notifications (Not applicable to Commercial Registered Agents) ____
3a. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X ______________________________ Date ____ Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

This form must be accompanied by appropriate fees.

Page 1 of 3
Revised: 7/1/2026

101

FRANCISCO V. AGUILAR
NEVADA SECRETARY of STATE

Formation - Profit Corporation
Continued, Page 2

401 North Carson Street Carson City, Nevada 89701-4201
(775) 684-5708

4. Close Corporation Governing Board:

Close corporations formed under NRS 78A must state whether or not they have a Board of Directors. This corporation is a close corporation operating with a board of directors:

☐ Yes ☐ No

5. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.
NRS 78A: Required if the Close Corporation is governed by a board of directors.
NRS 89: Required to have the original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

#	Name	Country	Street Address	City	State	Postal Code
1)	William Hayde	USA	640 Belle Terre Building 2E	Port Jefferson	NJ	11777
2)	Keith Merrell	USA	640 Belle Terre Building 2E	Port Jefferson	NJ	11777
3)	Fred Tejada	USA	640 Belle Terre Building 2E	Port Jefferson		11777
4)						

6. Authorized Shares:
(Number of shares corporation is authorized to issue.

Please provide a breakdown of the corporation's total authorized shares. List the number of shares for each category: "Authorized," "Common," and/or "Preferred." Note that "Authorized" shares are a distinct class and should not be calculated as the total of Common and Preferred shares—they should be reported separately.

- **Domestic** Nevada corporations must have at least 1 share with or without a par value.
- **Foreign** corporations must list the shares as recorded in the jurisdiction of incorporation and include a copy of the most recently filed document in its home jurisdiction showing authorized stock of the corporation.

	Number	Par value: $
Number of Authorized shares with Par value:	510,000,000	0.0010000000
Number of Common shares with Par value:	500,000,000	0.0010000000
Number of Preferred shares with Par value:	50,000,000	0.0010000000
Number of shares with no par value:		

Foreign Corporations, NRS 80 only:

☐ This is a corporation is an unlimited stock corporation

☐ This corporation is a non-stock corporation.

If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.

This form must be accompanied by appropriate fees.

Page 2 of 3
Revised: 7/1/2026

102

NEVADA SECRETARY of STATE
FRANCISCO V. AGUILAR

Formation - Profit Corporation
Continued, Page 3

401 North Carson Street Carson City, Nevada 89701-4201
(775) 684-5708

7. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	A benefit corporation in Nevada is a type of business that makes money like any regular company—but it also promises to do good things for people or the planet. A benefit corporation must be set up with the goal of doing something good for everyone—not just making money. This "general public benefit" could be anything that has a positive effect on society or the environment, like helping local communities, supporting clean energy, or promoting health and education. A benefit corporation must clearly state its purpose in section 7. Is this a benefit corporation? Yes ☐
8. Purpose/Profession to be practiced: (Required for professional, foreign or benefit corporation. See instructions.)	
9. Name and Signature of: **NRS 78, 78A, and 89:** Name, Address and Signature of the Incorporator **NRS 80:** Authorized Signer **NRS 89:** Each Incorporator must be a licensed professional.	**Declaration under penalty of perjury:** • The corporation has complied with the provisions of Chapter 78 of NRS; • The corporation acknowledges that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing with the Office of the Secretary of State. This form must be signed by a natural person. Print First Name ______ Print Last Name ______ Print Title ______ Address ______ City ______ State ______ Postal Code ______ X______________________________ Signature Date ______ (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

This form must be accompanied by appropriate fees.

Page 3 of 3
Revised: 7/1/2026

103

EXHIBIT A

ARTICLES OF INCORPORATION
OF
Avid Gold, Inc.
(Continued)

Article 10.
CAPITAL STOCK

Section 10.01
Authorized Shares
. The aggregate number of shares which Avid Gold, Inc. (the “
Corporation
”) shall have authority to issue is set forth in
Article 6
of the
Formation - Profit Corporation
of which these Articles of Incorporation of the Corporation form
Exhibit A
thereto, consisting of two classes to be designated, respectively, “
Common Stock
” and “
Preferred Stock,
” with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is set forth in
Article 6
of the
Formation - Profit Corporation
of which these Articles of Incorporation of the Corporation form
Exhibit A
thereto, under “Number of Common shares with Par value”. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is set forth in
Article 6
of the
Formation - Profit Corporation
of which these Articles of Incorporation of the Corporation form
Exhibit A
thereto, under “Number of Preferred shares with Par value”. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to
Section 10.03
of this Article 10.

Section 10.02
Common Stock
.

(a)
Dividend Rate
. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “
Articles
”) or the NRS, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)
Voting Rights
. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes. Except to the extent otherwise mandatorily required by the NRS and subject to Section 10.03(c), holders of Common Stock shall not be entitled to vote, separately as a class or otherwise, on any amendment to these Articles (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles, the applicable certificate of designation or the NRS.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

104

(c)
Liquidation Rights
. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)
No Conversion, Redemption, or Preemptive Rights
. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)
Consideration for Shares
. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 10.03
Preferred Stock
.

(a)
Designation
. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “
fact or event
” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock. The issuance of Preferred Stock shall not require approval of the holders of Common Stock unless expressly required by the NRS.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

105

(b)
Certificate
. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the NRS. Each such certificate of designation, and, in the case of any series of Preferred Stock the terms of which are instead set forth directly in these Articles or any amendment or exhibit thereto, the applicable provisions of these Articles or such amendment or exhibit, is referred to herein as a “
Preferred Stock Designation
.”

(c)
Amendment to Designations of Preferred Stock
. Notwithstanding anything to the contrary in these Articles, and to the fullest extent permitted by the NRS, including NRS 78.1955(3), 78.2055(3), 78.207(3) and 78.390(2), the holders of Common Stock and, unless otherwise expressly provided in the applicable Preferred Stock Designation, the holders of each other class or series of Preferred Stock shall not be entitled to vote, separately as a class or series or otherwise, on any amendment to these Articles or any Preferred Stock Designation that affects solely the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on such amendment pursuant to these Articles, the applicable Preferred Stock Designation or the NRS. Without limiting the foregoing, for purposes of NRS 78.1955(3), these Articles hereby provide that, with respect to an amendment to a Preferred Stock Designation, only the approval of the class or series being amended and any other class or series whose approval is expressly required by these Articles or the applicable Preferred Stock Designation shall be required, to the fullest extent permitted by the NRS. Any separate class or series vote or other vote of Common Stock or of any other class or series of Preferred Stock that otherwise would arise solely under NRS 78.1955(3), 78.2055(3), 78.207(3) or 78.390(2), or any successor provisions, in respect of such amendment is hereby specifically denied to the fullest extent permitted by the NRS; provided, however, that nothing in this Section 10.03(c) shall eliminate or vary any vote or approval that is mandatorily required by the NRS and that may not be eliminated or varied by these Articles or a Preferred Stock Designation.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

106

(d)
Series A Preferred Stock
. Pursuant to Section 10.03(b) above, the board of directors has designated, out of the shares of Preferred Stock authorized under
Article 6
of the
Formation - Profit Corporation
of which these Articles form
Exhibit A
thereto, 9,000,000 shares as “Series A Preferred Stock” (the “Series A Preferred Stock”), having the powers, preferences, rights, qualifications, limitations, and restrictions set forth in this Section 10.03(d), which Section 10.03(d) constitutes the Preferred Stock Designation for the Series A Preferred Stock.

(i)
Dividends
. The holders of the Series A Preferred Stock shall not be entitled to receive dividends on the Series A Preferred Stock or to participate in dividends paid on the Corporation’s Common Stock.

(ii)
Liquidation Preference
. The holders of the Series A Preferred Stock shall not be entitled to any liquidation preference.

(iii)
Voting
. The holders of the Series A Preferred Stock will have the shareholder voting rights as described in this Section 10.03(d)(iii), the Corporation’s Articles of Incorporation, or as required by law. For so long as any shares of the Series A Preferred Stock remain issued and outstanding, each holder thereof shall have the right to vote an amount of voting shares equal to the number of shares of Common Stock into which such holder’s Series A Preferred Stock is convertible as of the record date for such action, or if there is no record date, the date of determination, as discussed in Section 10.03(d)(iv) below, subject in all cases to Section 10.03(d)(iv)(B) hereof and the Maximum Percentage set forth therein (i.e., in no event shall any holder have the right to vote more voting shares in connection with the terms of this Section 10.03(d)(iii) than as equals its individual Maximum Percentage). Except as otherwise required by law, in respect of all matters concerning the voting of shares of capital stock of the Corporation, the Common Stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the Common Stock) and the Series A Preferred Stock shall vote as a single class and such voting rights shall be identical in all respects. The voting rights of the Series A Preferred Stock shall be exempt from reduction should the Corporation enact a reverse stock split of Common Stock at some future date.

(iv)
Conversion Rights
.

(A) Subject to Section 10.03(d)(iv)(B) below, the holders of the shares of Series A Preferred Stock shall have the right to convert each share into 20 shares of Common Stock of the Corporation. The conversion rate of Series A Preferred Stock and Common Stock resulting from the conversion of Series A Preferred Stock shall be exempt from reduction should the Corporation enact a reverse stock split of its Common Stock at some future date, whether before or subsequent to the conversion of such Series A Preferred Stock (provided that shares of Common Stock issued upon conversion of Series A Preferred Stock shall be subject to adjustment in the event the Corporation effects a reverse stock split of its Common Stock after such Common Stock is issued upon conversion of Series A Preferred Stock).

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

107

(B) No conversion shall result in the issuance of more than that number of shares of Common Stock, if any, such that, upon such conversion, the aggregate beneficial ownership of the Corporation’s Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”)) of such holder and all persons affiliated with such holder as described in Rule 13d-3 is more than 4.999% of the Corporation’s then outstanding Common Stock (the “
Maximum Percentage
”). By written notice to the Corporation, a holder may increase or decrease the Maximum Percentage to any percentage not in excess of 9.999% as specified in such written notice; provided that (1) any such increase will not be effective until the 61st day after such notice is received by the Corporation; and (2) any such increase or decrease will apply only to the requesting holder and not to any other holder. In the event any conversion would result in the issuance of shares of Common Stock to any holder in excess of the Maximum Percentage, only that number of shares of Series A Preferred Stock which when converted would not result in such holder exceeding the Maximum Percentage shall be subject to such applicable conversion, if any, and such holder shall continue to hold any remaining shares of Series A Preferred Stock, the conversion of which would result in such holder exceeding the Maximum Percentage.

(C) The Corporation’s Transfer Agent shall be authorized to promptly disclose the total outstanding shares of Common Stock to holders from time to time at the request of the holder in order for the holder to determine its compliance with the Maximum Percentage.

(D) The Corporation shall not be required to verify or investigate or confirm whether any conversion would exceed the Maximum Percentage, and instead the Corporation shall be able to rely on any notice of holder conversion as prima facie evidence of, and as a representation by, the applicable holder, that such applicable conversion described in the notice of holder conversion would not result in a violation of the Maximum Percentage.

(v)
Redemption Rights
. The shares of the Series A Preferred Stock shall not be subject to redemption.

(vi)
Notices
. Any notice required hereby to be given to the holders of shares of the Series A Preferred Stock shall be deemed received on the fourth Business Day after being deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation. A “Business Day” shall be defined as any day other than a Saturday, Sunday or Federal holiday.

(vii)
Protective Provision
. For so long as any shares of the Series A Preferred Stock remain issued and outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Preferred Stock, voting as a separate class, amend, alter, or repeal any provision of this Section 10.03(d) (whether by amendment of these Articles, the Bylaws, merger, conversion, consolidation, or otherwise), whether or not such amendment, alteration, or repeal would be deemed to adversely affect the Series A Preferred Stock within the meaning of NRS 78.390 or otherwise. No holder of Common Stock or of any other class or series of Preferred Stock shall be entitled to vote on any amendment, alteration, or repeal described in this Section 10.03(d)(vii), except to the extent such vote is mandatorily required by the NRS and may not be eliminated or varied by these Articles. For the avoidance of doubt, if any such amendment, alteration, or repeal is effected in connection with a merger, conversion, consolidation, or other transaction, nothing in this Section 10.03(d)(vii) shall eliminate or vary any vote or approval of the holders of Common Stock or any other class or series of capital stock that is independently and mandatorily required by applicable law to approve such merger, conversion, consolidation, or other transaction itself.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

108

(e)
Series X Preferred Stock
. Pursuant to Section 10.03(b) above, the board of directors has designated, out of the shares of Preferred Stock authorized under
Article 6 of the Formation - Profit Corporation
of which these Articles form
Exhibit A
thereto, 9,000,000 shares as “Series X Preferred Stock” (the “
Series X Preferred Stock
”), having the powers, preferences, rights, qualifications, limitations, and restrictions set forth in this Section 10.03(e), which Section 10.03(e) constitutes the Preferred Stock Designation for the Series X Preferred Stock.

(i)
Dividends
. The holders of the Series X Preferred Stock shall not be entitled to receive dividends on the Series X Preferred Stock or to participate in dividends paid on the Corporation’s Common Stock.

(ii)
Liquidation Preference
. The holders of the Series X Preferred Stock shall not be entitled to any liquidation preference.

(iii)
Voting
. The holders of the Series X Preferred Stock will have the shareholder voting rights as described in this Section 10.03(e)(iii), the Articles, or as required by law. For so long as any shares of the Series X Preferred Stock remain issued and outstanding, the holders thereof shall have the right to vote in an amount equal to 100 votes per share of Series X Preferred Stock. Except as otherwise required by law, in respect of all matters concerning the voting of shares of capital stock of the Corporation, the Common Stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the Common Stock) and the Series X Preferred Stock shall vote as a single class and such voting rights shall be identical in all respects.

(iv)
Conversion Rights
. The holders of the shares of Series X Preferred Stock shall not have any conversion rights.

(v)
Redemption Rights
. The shares of the Series X Preferred Stock shall not be subject to redemption.

(vi)
Notices
. Any notice required hereby to be given to the holders of shares of the Series X Preferred Stock shall be deemed received on the fourth Business Day after being deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation. A “Business Day” shall be defined as any day other than a Saturday, Sunday or Federal holiday.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

109

(vii)
Protective Provision
. For so long as any shares of the Series X Preferred Stock remain issued and outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series X Preferred Stock, voting as a separate class, amend, alter, or repeal any provision of this Section 10.03(e) (whether by amendment of these Articles, the Bylaws, merger, conversion, consolidation, or otherwise), whether or not such amendment, alteration, or repeal would be deemed to adversely affect the Series X Preferred Stock within the meaning of NRS 78.390 or otherwise. No holder of Common Stock or of any other class or series of Preferred Stock shall be entitled to vote on any amendment, alteration, or repeal described in this Section 10.03(e)(vii), except to the extent such vote is mandatorily required by the NRS and may not be eliminated or varied by these Articles. For the avoidance of doubt, if any such amendment, alteration, or repeal is effected in connection with a merger, conversion, consolidation, or other transaction, nothing in this Section 10.03(e)(vii) shall eliminate or vary any vote or approval of the holders of Common Stock or any other class or series of capital stock that is independently and mandatorily required by applicable law to approve such merger, conversion, consolidation, or other transaction itself.

Section 10.04
Non-Assessment of Stock
. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

Section 10.05
Share Dividends
. Subject to the limitation set forth in these Articles and the Bylaws of the Corporation, as amended from time to time, shares of one class or series of stock may be issued as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the NRS.

Section 10.06
Books and Records Inspection Limits
. Stockholder inspection rights under NRS 78.105 and 78.257 shall be subject to reasonable restrictions, including a confidentiality agreement, as determined by the board.

Section 10.07
Statutory Class and Series Votes
. Except to the extent otherwise expressly provided in these Articles or in an applicable Preferred Stock Designation, and to the fullest extent permitted by the NRS, no holder of Common Stock or Preferred Stock, or of any class or series thereof, shall be entitled to a separate class or series vote or consent solely by reason of NRS 78.2055(3), 78.207(3) or 78.390(2), or any successor provisions, with respect to any decrease in the number of issued and outstanding shares of any class or series, any increase or decrease in the number of authorized shares of any class or series, or any amendment to these Articles, and any such separate class or series vote or consent is hereby specifically denied. Nothing in this Section shall (a) alter or eliminate any vote or approval that is mandatorily required by NRS 78.2055(1), 78.207(2), 78.390(1), or any other provision of the NRS and that may not be eliminated or varied by these Articles, (b) limit any authority of the board of directors under NRS 78.207 or any other applicable provision of the NRS, or (c) limit any separate class or series vote or consent expressly granted by these Articles or an applicable Preferred Stock Designation, including the protective provisions applicable to the Series A Preferred Stock and Series X Preferred Stock.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

110

Article 11.
DIRECTORS AND OFFICERS

Section 11.01
Number of Directors
. The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. Except as provided in any designation of Preferred Stock, in the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, shall be filled by the remaining directors, though less than a quorum.

Section 11.02
Limitation of Liability
. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 11.03
Indemnification
. The Corporation shall, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 11.04
Payment of Expenses
. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another Corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred not primarily in capacity as stockholder.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

111

Section 11.05
Working Capital
. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

Section 11.06
Repeal And Conflicts
. Neither any amendment, repeal or modification of Section 11.02, Section 11.03 or Section 11.04, nor the adoption of any provision of these Articles or the Bylaws inconsistent with any such Section, shall eliminate, reduce or adversely affect any right, protection, limitation of liability, indemnification right or right to advancement existing with respect to any act or omission occurring, or any action, suit or proceeding accruing or arising, prior to such amendment, repeal, modification or adoption.

Section 11.07
Advance Notice of Director Nominations
. Advance notice of stockholder nominations for election of Directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

Article 12.
VOTING ON CERTAIN TRANSACTIONS

Section 12.01
Amendment of Articles
. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles, in the manner now or hereafter prescribed by the NRS, and all rights conferred on stockholders herein are granted subject to this reservation. The board may also amend these Articles solely to change the Corporation's name without stockholder approval as allowed pursuant to the NRS.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

112

Article 13.
SEVERABILITY

If any provision or provisions of these Articles shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles (including, without limitation, each portion of any sentence of these Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Article 14.
COMBINATIONS WITH INTERESTED STOCKHOLDERS

Regardless of whether it is or becomes a “
resident domestic corporation,
” as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statutes.

Article 15.
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the provisions of NRS 78.378 to 78.3793, inclusive, of the NRS.

Article 16.
BYLAWS

The Board of Directors shall have the power to adopt, amend, restate, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend, restate, or repeal the Bylaws unless otherwise restricted by the Bylaws or applicable law.

Article 17.
LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This Article 17 shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

113

Exhibit C

BYLAWS OF

AVID GOLD, INC.

Effective as of [__________], 2026

Bylaws of Avid Gold, Inc.
Page i

Bylaws of Avid Gold, Inc.
Page ii

BYLAWS

OF

AVID GOLD, INC.
Article I.
OFFICES

Section 1.01 Principal Office

The principal office of Avid Gold, Inc., a Nevada corporation (the “
Corporation
”) shall be at such location within or without the State of Nevada as may be determined from time to time by resolution of the board of directors of the Corporation (the “
Board of Directors
”).

Section 1.02 Other Offices

Other offices and places of business, within or without the State of Nevada, may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The Corporation’s registered agent and registered office in the State of Nevada shall be as stated in the records of the Nevada Secretary of State, as changed from time to time in accordance with applicable law.

Article II.
STOCKHOLDERS

Section 2.01 Annual Meetings

Annual meetings of the Stockholders of the Corporation (the “
Stockholders
”) shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At each annual meeting, directors shall be elected and only such other business shall be conducted as is properly brought before the meeting in accordance with these Bylaws. No business may be transacted at an annual meeting other than business that is (i) specified in the Corporation’s notice of meeting, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or a duly authorized committee thereof, or (iii) otherwise properly brought before the meeting by a Stockholder who is a Stockholder of record at the time notice is delivered under Section 2.13, on the record date for the meeting and at the time of the meeting, is entitled to vote at the meeting and complies with Section 2.13.

Section 2.02 Special Meetings

Special meetings of the Stockholders may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the authorized number of directors, (ii) the Chairman of the Board, (iii) the Chief Executive Officer; (iv) the President; or (v) Stockholders holding no less than one-tenth of all outstanding voting shares. The date, time and place, if any, of any special meeting shall be fixed exclusively by the Board of Directors. Only business specified in the Corporation’s notice of the special meeting and brought before the meeting by or at the direction of the Board of Directors may be conducted at the meeting. The Board of Directors may postpone, reschedule or cancel any special meeting at any time before it is convened.

Bylaws of Avid Gold, Inc.

Section 2.03 Place of Meetings

Meetings of Stockholders may be held at such place, within or without the State of Nevada, as may be designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any physical place and shall instead be held solely by means of electronic communications, videoconferencing, teleconferencing or other available technology in accordance with NRS 78.320 and Section 2.15. No Stockholder shall have any right to require that a meeting be held at a physical location.

Section 2.04 Notice of Meetings; Waiver of Notice

(a) Written notice of each meeting of Stockholders shall be given by the Chief Executive Officer, the President, a Vice President, the Secretary, an Assistant Secretary or another person designated by the Board of Directors not less than ten (10) days nor more than sixty (60) days before the meeting, in accordance with NRS 78.370. The notice shall state the date, time and place, if any, of the meeting; the means of remote participation, if any; the record date for determining Stockholders entitled to vote, if different from the record date for notice; and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

(b) If a plan of merger, conversion or exchange is submitted to a vote, the notice shall state that a purpose of the meeting is to consider the plan and shall contain or be accompanied by a copy or summary of the plan. If a proposed action implicates dissenters’ rights, the notice shall state that the Stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 through 92A.500, inclusive, and, when Stockholders are or may be entitled to such rights, shall be accompanied by a copy of those provisions, in each case as required by NRS 92A.410.

(c) Notice may be delivered personally, by mail, by courier or by electronic transmission in the manner permitted by NRS 75.150 and other applicable law. Notice is effective at the time determined under applicable law. The Corporation may rely on the address, electronic address and other contact information appearing in its records.

(d) A certificate of the Secretary or other person giving notice, setting forth the substance of the notice and the manner and date of delivery, shall be prima facie evidence that notice was duly given.

(e) A Stockholder may waive notice in a signed writing or by electronic transmission, either before or after the meeting. Attendance at a meeting constitutes waiver of notice except when the Stockholder attends solely to object at the beginning of the meeting that the meeting was not lawfully called or convened.

Section 2.05 Determination of Stockholders of Record

(a) For the purpose of determining the Stockholders entitled to notice of or to vote at a meeting, to receive a distribution or allotment of rights, to exercise rights with respect to a change, conversion or exchange of stock, or for any other lawful purpose, the Board of Directors may fix a record date in accordance with NRS 78.350. A record date for a meeting shall not be more than sixty (60) days nor less than ten (10) days before the meeting.

(b) If no record date is fixed, the record date shall be determined in accordance with NRS 78.350. A determination of Stockholders entitled to notice of or to vote at a meeting applies to any adjournment, recess, rescheduling or postponement of the meeting, unless the Board of Directors fixes a new record date or a new record date is required by law.

Bylaws of Avid Gold, Inc.

Section 2.06 Quorum; Adjourned Meetings

(a) Unless the Articles of Incorporation or applicable law provide otherwise, Stockholders holding a majority of the voting power of the outstanding shares entitled to vote at a meeting, represented in person or by proxy, shall constitute a quorum. If a separate vote by a class or series is required, a majority of the voting power of the outstanding shares of that class or series entitled to vote, represented in person or by proxy, shall constitute a quorum for that class or series.

(b) The chairman of the meeting may adjourn, recess, reschedule or postpone any meeting from time to time for any reason, whether or not a quorum is present. In the absence of a quorum, the holders of a majority of the voting power represented at the meeting and entitled to vote, or the chairman of the meeting, may adjourn the meeting. The Board of Directors may postpone, reschedule or cancel any meeting before it is convened, except to the extent prohibited by applicable law. At an adjourned or postponed meeting at which a quorum is present, any business may be transacted that could have been transacted at the original meeting, subject to the notice and record-date requirements of applicable law. Once a share is represented at a meeting, it shall be deemed represented for quorum purposes for the remainder of the meeting and any adjournment unless a new record date is fixed.

Section 2.07 Voting

(a) Except as otherwise provided by the NRS, the Articles of Incorporation or a certificate of designation or other resolution establishing the rights of a class or series of stock, each Stockholder of record shall be entitled to one vote for each share of voting stock registered in the Stockholder’s name on the applicable record date.

(b) If a quorum is present, and unless a different vote is required by the Articles of Incorporation, these Bylaws, applicable law or applicable stock-exchange rules, an action other than the election of directors is approved if the votes cast in favor exceed the votes cast against. Abstentions and broker non-votes shall not be treated as votes cast unless applicable law or stock-exchange rules require otherwise. If a separate class or series vote is required, the same standard shall apply separately to each such class or series unless a different standard is required.

(c) Directors shall be elected by a plurality of the votes cast unless the Articles of Incorporation, these Bylaws or a Certificate of Designation of Preferred Stock duly adopted by the Board of Directors provides otherwise.

(d) The Corporation may rely on instruments and statements presented to it and may require such proof of ownership, authority and voting rights as it determines in good faith. The Secretary or other person authorized to tabulate votes may reject a vote, consent, waiver or proxy appointment if, acting in good faith, such person has a reasonable basis to doubt its validity or the signatory’s authority. A person acting in good faith under this Section shall not be liable for damages arising from acceptance or rejection of any vote, consent, waiver or proxy appointment.

(e) Any Stockholder directly or indirectly soliciting proxies from other Stockholders shall use a proxy card color other than white, which is reserved for the exclusive use of the Board of Directors.

Bylaws of Avid Gold, Inc.

Section 2.08 Proxies

Each Stockholder entitled to vote at a meeting may authorize one or more persons to act for the Stockholder by proxy in any manner permitted by NRS 78.355. A proxy shall be filed or transmitted to the Secretary or other person authorized to tabulate votes in accordance with the procedures established for the meeting. Unless the proxy specifies a longer period permitted by NRS 78.355, it shall expire six (6) months after its creation. Revocation, irrevocability and all other matters concerning proxies shall be governed by NRS 78.355 and other applicable law.

Section 2.09 Stockholder Action Without a Meeting.

(a) Any action required to be taken at any annual or special meeting of Stockholders of the Corporation or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action that is the subject of the consent at a meeting in which each Stockholder entitled to vote on the action is present and votes, and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded.

(b) Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this Section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

(c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing, provided further that failure to provide such notice shall not effect the validity of such action.

(d) In the event of the delivery to the Corporation of a consent or consents in writing (“
Consents
”), the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, shall provide for the safe-keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by Stockholder consent as the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the Stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent; provided, however, that if the corporate action to which the Consents relate is the removal or replacement of one or more members of the Board, the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, as the case may be, shall promptly designate two persons, who shall not be members of the Board, to serve as inspectors (“
Inspectors
”) with respect to such Consent and such Inspectors shall discharge the functions of the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, as the case may be, under this section. If after such investigation the secretary of the Corporation, such other officer of the Corporation as the Board may designate or the Inspectors, as the case may be, shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of Stockholders and the Consents shall be filed in such records.

Bylaws of Avid Gold, Inc.

In conducting the investigation required by this section, the secretary of the Corporation, such other officer of the Corporation as the Board may designate or the Inspectors, as the case may be, may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

(e) No action by written consent without a meeting shall be effective until such date as the secretary of the Corporation, such other officer of the Corporation as the Board may designate, or the Inspectors, as applicable, certify to the Corporation that the Consents delivered to the Corporation in accordance with this section, represent at least the minimum number of votes that would be necessary to take the corporate action in accordance with Nevada law and the Articles of Incorporation and Bylaws of the Corporation.

(f) Nothing contained in this Section 2.09
shall in any way be construed to suggest or imply that the Board or any Stockholder shall not be entitled to contest the validity of any Consents or related revocations, whether before or after such certification by the secretary of the Corporation, such other officer of the Corporation as the Board may designate or the Inspectors, as the case may be, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(g) A consent signed under this Section 2.09 has the effect of a vote at a meeting and may be described as such in any document.

Section 2.10 Organization

(a) Meetings of Stockholders shall be presided over by the Chairman of the Board or, in the Chairman’s absence, by the Lead Independent Director, the Chief Executive Officer, the President or another person designated by the Board of Directors. If no person has been designated, an executive officer selected by the Board of Directors shall preside. The Secretary or a person designated by the chairman shall act as secretary of the meeting.

(b) The chairman shall determine the order of business and shall have the authority to prescribe rules, regulations and procedures for the conduct of the meeting, including rules regarding admission, safety, maintenance of order, the opening and closing of polls, the manner and timing of voting, limits on questions and comments, the presentation of proposals and nominations, and adjournment, recess, postponement or rescheduling. The chairman’s rulings on procedural matters shall be final and binding unless and until determined otherwise by a court of competent jurisdiction.

(c) The chairman may appoint one or more inspectors of election. The inspectors may determine the shares outstanding and represented, the validity of proxies and ballots, the existence of a quorum, the count of votes and ballots, and any challenges to their determinations, and shall certify the results.

Bylaws of Avid Gold, Inc.

Section 2.11 Absentees’ Consent to Meetings

The transactions of a meeting at which a quorum is present are valid notwithstanding any defect in call or notice if each person entitled to notice who was not present waives notice in a signed writing or electronic transmission, either before or after the meeting. All waivers shall be filed with the corporate records. Attendance constitutes waiver of notice except when a person attends solely to object at the beginning of the meeting that the meeting was not lawfully called or convened or expressly objects to consideration of a matter not properly included in the notice.

Section 2.12 Director Nominations

Subject to any rights of holders of preferred stock, nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or a duly authorized committee thereof, or by a Stockholder who is entitled to vote in the election of directors and complies with Section 2.13 and Section 2.14.

Section 2.13 Advance Notice of Stockholder Nominations and Proposals

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors and proposals of business to be transacted by the Stockholders may be made at an annual meeting only (A) pursuant to the Corporation’s notice of meeting or any supplement thereto, (B) by or at the direction of the Board of Directors or a duly authorized committee thereof, or (C) by a Stockholder of record who was a Stockholder of record when the notice required by this Section was delivered, is a Stockholder of record on the record date and at the time of the meeting, is entitled to vote at the meeting and fully complies with this Section and Section 2.14. Except for a proposal properly submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “
Exchange Act
“), and included in the Corporation’s proxy materials, and subject to any rights of holders of preferred stock under the Articles of Incorporation, clause (C) is the exclusive means by which a Stockholder may nominate a person for election to the Board of Directors or propose other business at an annual meeting.

(ii) For a nomination or proposal to be properly brought before an annual meeting by a Stockholder under subsection (a)(i)(C), (A) the Stockholder must have delivered timely and proper written notice to the Secretary and all required updates and supplements, (B) any proposed business other than a nomination must be a proper matter for Stockholder action under Nevada law, (C) the Stockholder, each beneficial owner on whose behalf the notice is given and each Stockholder Related Person must comply with all representations, undertakings and requirements contained in the notice, these Bylaws and applicable law, and (D) in the case of a nomination, the Proposing Persons must solicit proxies in support of the proposed nominee or nominees in accordance with Rule 14a-19 under the Exchange Act or any successor rule or regulation, including solicitation of holders representing at least sixty-seven percent (67%) of the voting power entitled to vote in the election of directors. If any Proposing Person represents that it intends to solicit proxies in support of a proposal of other business, such person must deliver a proxy statement and form of proxy to holders of at least the percentage of voting power required to approve the proposal and otherwise conduct the solicitation in accordance with applicable law.

(iii) To be timely, a Stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than the opening of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day before the first anniversary of the preceding year’s annual meeting. If the annual meeting is called for a date that is not within forty-five (45) days before or after that anniversary date, or if no annual meeting was held in the preceding year, notice must be received not earlier than the opening of business on the one hundred twentieth (120th) day before the meeting and not later than the close of business on the later of the ninetieth (90th) day before the meeting or the tenth (10th) day after the first Public Announcement of the meeting date. No adjournment, recess, rescheduling or postponement of a meeting, or Public Announcement thereof, shall commence a new notice period or extend any notice period.

Bylaws of Avid Gold, Inc.

(iv) The number of persons a Stockholder may nominate for election at a meeting on its own behalf, or on behalf of any beneficial owner, shall not exceed the number of directors to be elected at that meeting. A Stockholder may not substitute or add a proposed nominee after the applicable notice deadline.

(v) A Stockholder’s notice shall set forth, as to each person proposed for nomination, (A) all information relating to the proposed nominee that would be required to be disclosed in a solicitation of proxies for election of directors in a contested election pursuant to Regulation 14A under the Exchange Act, (B) the proposed nominee’s written consent to being named in the Corporation’s proxy statement, notice of meeting and form of proxy as a nominee of the Stockholder and to serving as a director if elected, (C) a complete description of all direct and indirect compensation, reimbursement, indemnification, voting commitments and other agreements, arrangements or understandings relating to the nomination, candidacy or service as a director, and (D) the completed questionnaire, representations, agreements, authorizations and other information required by Section 2.14.

(vi) As to any business other than a director nomination, the notice shall set forth (A) a complete description of the business, (B) the exact text of the proposal, any proposed resolutions and any proposed amendment to these Bylaws, (C) the reasons for conducting the business at the meeting, (D) any material or substantial interest in or anticipated benefit from the business of any Proposing Person, individually or in the aggregate, (E) all information relating to the business and the Proposing Persons that would be required in a proxy statement or other filing under Section 14(a) of the Exchange Act, and (F) a representation that the Stockholder intends to appear in person or by a Qualified Representative to present the business.

(vii) As to the Stockholder giving the notice, each beneficial owner on whose behalf the notice is given and each Stockholder Related Person, the notice shall set forth (A) the name and address of each such person, (B) the class, series and number of shares of the Corporation owned of record or beneficially, directly or indirectly, (C) all Derivative Instruments, short interests, hedging or similar transactions, rights to dividends separated from the underlying shares, performance-related fees, securities-lending or borrowing arrangements and any other direct or indirect economic, voting or pecuniary interest in securities of the Corporation, whether or not subject to settlement in shares, (D) all proxies, voting agreements, voting commitments and other arrangements or understandings relating to the voting or disposition of securities of the Corporation, (E) all agreements, arrangements or understandings relating to the nomination or proposal, including any funding, financing, compensation or indemnification arrangement, and the identity of each person known to be providing material financial or other support, (F) any material relationship between such person and the Corporation or any affiliate of the Corporation, (G) any material pending or threatened legal proceeding involving such person and the Corporation or any of its directors, officers or affiliates, (H) all information that would be required to be disclosed in a Schedule 13D or an amendment thereto, whether or not such filing is required, and (I) any other information relating to such person that would be required in a proxy statement or other filing under Section 14(a) of the Exchange Act.

Bylaws of Avid Gold, Inc.

(viii) The notice shall include (A) a representation as to whether any Proposing Person intends to engage in a Solicitation with respect to the proposal or nomination, (B) the name of each participant in the Solicitation and the amount and source of funds to be used by each participant, (C) for a proposal, whether the Proposing Persons intend to deliver a proxy statement and form of proxy to holders of at least the percentage of voting power required to approve the proposal or otherwise solicit proxies in support of the proposal, (D) for a nomination, the notice and information required by Rule 14a-19(b) or any successor rule or regulation, a statement that the Proposing Persons intend to solicit holders of at least 67% of the voting power entitled to vote in the election of directors and an undertaking to comply with Rule 14a-19 or any successor rule or regulation, and (E) an undertaking to provide the Corporation promptly upon request with copies of all solicitation materials and reasonable evidence of compliance with applicable law and the representations contained in the notice.

(ix) To be eligible to be nominated by a Stockholder, each proposed nominee must comply with Section 2.14. The Corporation may require a proposed nominee or any Proposing Person, within five (5) business days after request, to provide such additional information, documents, affidavits, authorizations, certifications or interviews as the Board of Directors or a duly authorized committee determines in good faith are reasonably necessary to verify the accuracy and completeness of the notice; determine the nominee’s eligibility, qualifications, independence or status as an audit committee financial expert; determine compliance with the Articles of Incorporation, these Bylaws, any corporate policy or any law, rule or regulation; or provide Stockholders with information material to an informed voting decision.

(x) If any information or communication provided by a Stockholder, beneficial owner, Stockholder Related Person or proposed nominee ceases to be true and correct in any material respect or omits a fact necessary to make the information, in light of the circumstances in which it was provided, not misleading, that person shall promptly notify the Secretary of the inaccuracy or omission and provide the information necessary to correct it. Any correction, update or supplement shall not cure an untimely or materially deficient notice, extend any deadline, permit a change in any representation, or permit the addition or substitution of any proposal, nominee, matter, business or resolution.

(xi) Only persons nominated and business proposed in accordance with this Section and Section 2.14 shall be eligible for election or consideration. Except as otherwise required by law, the Board of Directors, a duly authorized committee thereof or the chairman of the meeting, before or at the meeting, shall have the power and duty to determine whether a nomination or proposal was made in accordance with these Bylaws and whether any Proposing Person complied with its representations and undertakings. If any requirement is not satisfied, if any required information is false or misleading in any material respect, if a Proposing Person or proposed nominee acts contrary to a representation or agreement, or if the Stockholder or a Qualified Representative does not appear to present the nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, notwithstanding that the nomination is included in the Corporation’s proxy materials or proxies or votes have been received. The Corporation’s acceptance or acknowledgment of a notice shall not waive any deficiency.

(xii) The notice requirements of this Section shall be deemed satisfied as to a proposal of business other than a nomination only if the Stockholder has complied with Rule 14a-8 under the Exchange Act and the proposal has been included in the Corporation’s proxy statement. Nothing in this Section affects any rights of holders of preferred stock under the Articles of Incorporation. Compliance with Rule 14a-8 or Rule 14a-19 does not excuse compliance with these Bylaws except to the extent expressly stated herein.

Bylaws of Avid Gold, Inc.

(xiii) A Stockholder nominating directors shall comply with Rule 14a-19 or any successor rule or regulation, and all other applicable provisions of the Exchange Act. The Stockholder shall notify the Secretary promptly, and in any event within two (2) business days, of any change in its intent to solicit holders representing at least sixty-seven percent (67%) of the voting power entitled to vote in the election or in the names of its nominees. Upon request by the Corporation, the Stockholder shall provide, not later than five (5) business days before the meeting, reasonable evidence that it has satisfied Rule 14a-19(a)(3). If the Stockholder fails to comply with Rule 14a-19 or this subsection, or any successor rule or regulation, each affected nomination shall be disregarded and the Corporation may disregard proxies or votes solicited for the affected nominee.

(xiv) Unless the Corporation expressly agrees otherwise in writing, each notice, update, supplement and other document required by this Section or Section 2.14 must be in writing and delivered exclusively by hand, nationally recognized overnight courier, or United States certified or registered mail, return receipt requested, to the Secretary at the principal executive offices of the Corporation. Electronic transmission alone is insufficient. If the Corporation has designated an email address for such notices in its most recent proxy statement or on its investor-relations website, a simultaneous electronic copy must also be delivered to that address.

(xv) A Stockholder providing notice shall update and supplement the notice so that all information required by this Section and Section 2.14 is true and correct (A) as of the record date for notice and voting at the meeting and (B) as of ten (10) business days before the meeting or any adjournment, recess, rescheduling or postponement thereof. The record-date update must be received not later than ten (10) business days after the later of the record date and the Public Announcement of the record date. The later update must be received not later than five (5) business days before the meeting or, if not practicable for an adjourned or postponed meeting, on the first practicable date before the meeting. An update or supplement shall not cure any deficiency, extend any deadline or permit a Stockholder to change a representation or add or substitute any proposal, nominee, matter, business or resolution.

(b) Special Meetings of Stockholders. Only business brought before a special meeting pursuant to the Corporation’s notice of meeting may be conducted at the meeting. If the Board of Directors has determined that directors will be elected at a special meeting, a Stockholder of record entitled to vote in the election may nominate a person for a position specified in the Corporation’s notice by complying with this Section and Section 2.14. The number of nominees shall not exceed the number of directors to be elected. The Stockholder’s notice must be received by the Secretary not earlier than the opening of business on the one hundred twentieth (120th) day before the meeting and not later than the close of business on the later of the ninetieth (90th) day before the meeting or the tenth (10th) day after the first Public Announcement of the meeting date and the Board’s nominees. No adjournment, recess, rescheduling or postponement, or Public Announcement thereof, shall commence a new notice period or extend any notice period. Stockholders may not propose other business at a special meeting.

(c) Definitions. For purposes of this Section and Section 2.14: (i) “
business day
” means any day other than Saturday, Sunday or a day on which commercial banks in the city of the Corporation’s principal executive offices are authorized or required to close; (ii) “
close of business
” means 5:00 p.m. local time at the Corporation’s principal executive offices; (iii) “
Derivative Instrument
” means any option, warrant, convertible security, stock appreciation right, swap, synthetic position or similar right or instrument having a value derived in whole or in part from the value of any security of the Corporation; (iv) “
Proposing Persons
” means the Stockholder giving notice, each beneficial owner on whose behalf the notice is given and each Stockholder Related Person; (v) “
Public Announcement
” means disclosure in a broadly disseminated press release or a document publicly filed by the Corporation with the Securities and Exchange Commission; (vi) “
Qualified Representative
” means a duly authorized officer, manager, trustee or partner of a Stockholder, or a person authorized by a writing delivered to the Secretary not fewer than five (5) business days before the meeting to act for the Stockholder as proxy, who produces the writing or a reliable reproduction at the meeting; (vii) “
Solicitation
” has the meaning set forth in Rule 14a-1(l) under the Exchange Act; and (viii) “
Stockholder Related Person
” means any affiliate or associate of the Stockholder or beneficial owner, any person acting in concert with either of them, any participant in a Solicitation with either of them, any member of a group with either of them within the meaning of Rule 13d-5 under the Exchange Act, and any person known by the Stockholder or beneficial owner to be providing material financial or other support for the nomination or proposal.

Bylaws of Avid Gold, Inc.

Section 2.14 Submission of Questionnaire, Representation and Agreement

(a) To be eligible to be nominated by a Stockholder for election or reelection as a director, a proposed nominee shall, within five (5) business days after the Corporation’s request, deliver to the Secretary an executed agreement, in a form provided by and reasonably satisfactory to the Corporation, representing and agreeing that the proposed nominee: (i) has read and will comply with all corporate-governance, conflict-of-interest, stock-ownership, confidentiality, securities-trading and other policies and guidelines of the Corporation applicable to directors; (ii) is not and will not become a party to any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity concerning how the nominee, if elected, will act or vote on any issue or question, except for a Voting Commitment fully disclosed to the Corporation that would not limit or interfere with the nominee’s ability to comply with fiduciary duties under applicable law; (iii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation concerning direct or indirect compensation, reimbursement, indemnification or other benefit in connection with the nominee’s nomination, candidacy or service as a director, except for a Compensation Arrangement fully disclosed to the Corporation; (iv) if elected, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations; (v) if elected, will act in the best interests of the Corporation and its Stockholders and not as a representative of, or in the interests of, any individual constituency; (vi) intends to serve for the full term for which the nominee is standing for election; (vii) consents to being named in the Corporation’s proxy statement, notice of meeting and form of proxy as a nominee of the Stockholder and to serving as a director if elected; and (viii) will provide true, complete and non-misleading information and promptly notify the Corporation of any change.

(b) The proposed nominee shall complete, sign and submit, within five (5) business days after receipt, all questionnaires required of the Corporation’s directors or director nominees and shall provide, within five (5) business days after request, such additional information as the Corporation reasonably determines is necessary to determine the nominee’s qualifications, independence, relationships with the Corporation, compliance with policies and guidelines, whether the nominee has been subject to any event specified in Item 401(f) of Regulation S-K or any order specified in Rule 506(d) of Regulation D under the Securities Act of 1933, as amended, and any other matter material to the nominee’s eligibility or the Stockholders’ voting decision. The proposed nominee shall authorize the Corporation to conduct customary background and qualification inquiries and shall make himself or herself available for interviews with the Board of Directors or any committee thereof within ten (10) business days after request.

(c) The Secretary shall provide the forms of questionnaire and agreement within two (2) business days after receiving a written request from a Stockholder of record that identifies the proposed nominee. For purposes of this Section, “
Voting Commitment
” means any agreement, arrangement, understanding, commitment or assurance concerning how a nominee will act or vote, and “
Compensation Arrangement
” means any agreement, arrangement or understanding concerning direct or indirect compensation, reimbursement, indemnification or other benefit in connection with nomination, candidacy or service as a director.

Section 2.15 Telephonic and Electronic Meetings

Stockholders may participate in a meeting through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to verify the identity of each participant and to provide Stockholders a reasonable opportunity to participate, communicate, read or hear the proceedings substantially concurrently and vote on matters submitted to them, in each case in accordance with NRS 78.320. Participation in accordance with this Section constitutes presence in person at the meeting.

Bylaws of Avid Gold, Inc.

Article III.
DIRECTORS

Section 3.01 General Powers; Performance of Duties

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except to the extent properly delegated to officers of the Corporation or as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation.

Section 3.02 Number, Tenure, and Qualifications

The authorized number of directors shall be not fewer than one (1) nor more than fifteen (15), with the exact number fixed from time to time exclusively by resolution of the Board of Directors, subject to the Articles of Incorporation and NRS 78.115. Each director must be a natural person at least eighteen (18) years of age. Directors need not be Stockholders or residents of Nevada. Each director shall hold office until a successor is elected or appointed and qualified or until the director’s earlier death, resignation, retirement, disqualification or removal. No reduction in the authorized number of directors shall shorten the term of an incumbent director.

Section 3.03 Chairman of the Board

(a) The Board of Directors may elect a Chairman of the Board from among the directors. When present, the Chairman shall preside at all meetings of the Stockholders and the Board of Directors, shall perform the duties commonly incident to the office and shall perform such other duties and exercise such other powers as the Board of Directors, these Bylaws or applicable law may designate. If the office of President is vacant and no President is serving, the Chairman shall also serve as the Chief Executive Officer and shall have the powers and duties assigned to the Chief Executive Officer under these Bylaws until a President or Chief Executive Officer is elected or appointed, unless otherwise waived by the Chairman.

(b) Notwithstanding any other provision of these Bylaws, and subject to the Articles of Incorporation and applicable law, the Chairman shall have the power, exercisable in the Chairman’s sole discretion by written notice delivered to the Board of Directors at any time, including after commencement of the meeting and whether or not the Chairman is present, with immediate effect: (i) if a regular or special meeting of the Board of Directors has commenced, to suspend, recess and postpone the meeting or any specific agenda item; or (ii) if the meeting has not commenced, to postpone the meeting or any specific agenda item. The Chairman may select the reconvened or postponed date, time and place in the Chairman’s sole discretion, provided that the meeting or agenda item must be reconvened or considered not later than thirty (30) days after the date on which the meeting or agenda item was originally scheduled. The written notice shall specify the reconvened or postponed date, time and place or state that they will be fixed by a supplemental notice delivered in accordance with Section 3.10. No postponement shall invalidate or affect any action duly taken before the notice became effective or extend a period fixed by applicable law beyond the maximum period permitted by law.

Bylaws of Avid Gold, Inc.

Section 3.04 Lead Independent Director

In the event that the Board of Directors elects a Chairman of the Board who is an employee of the Corporation, the Board may also elect a Lead Independent Director who shall preside at all meetings of the Board of Directors and Stockholders at which he or she shall be present and the Chairman of the Board is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.05 Removal and Resignation of Directors

Subject to the Articles of Incorporation, any preferred stock designation, and NRS 78.335, a director may be removed only at a meeting of Stockholders called for that purpose and only by the vote of holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote in the election of directors; provided that a director elected by a class or series may be removed only by the vote of that class or series. Any special rules applicable to cumulative voting shall be governed by NRS 78.335. A director may resign by written notice or electronic transmission to the Chairman of the Board, the Chief Executive Officer or the Secretary. The resignation is effective when delivered unless a later effective time is specified.

Section 3.06 Vacancies; Newly Created Directorships

Unless otherwise provided in the Articles of Incorporation, any preferred stock designation, any vacancy or newly created directorship may be filled exclusively by the affirmative vote of a majority of the remaining directors, even if fewer than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall serve for the remainder of the term of the director whose position became vacant, and a director elected to fill a newly created directorship shall serve until the next election of the class, if any, to which the director is assigned, in each case until a successor is elected and qualified or the director’s earlier death, resignation, retirement, disqualification or removal.

Section 3.07 Regular Meetings

Regular meetings of the Board of Directors may be held at such places, if any, within or without the State of Nevada and at such times as the Board of Directors may from time to time determine.

Section 3.08 Special Meetings

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Lead Independent Director, the Chief Executive Officer, the President, the Secretary or a majority of the directors then in office. The person or persons calling the meeting may fix its date, time and place.

Bylaws of Avid Gold, Inc.

Section 3.09 Place of Meetings

Any regular or special meeting of the directors of the Corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.10 Notice of Meetings

Notice of a special meeting shall be given to each director at least twenty-four (24) hours before the meeting if delivered personally, by telephone, facsimile, electronic transmission or nationally recognized overnight courier, or at least three (3) days before the meeting if mailed. Notice is effective when sent to the address or electronic address appearing in the Corporation’s records. A director may waive notice before or after the meeting in a signed writing or electronic transmission. Attendance constitutes waiver of notice except when a director attends solely to object at the beginning of the meeting that the meeting was not lawfully called or convened. The business to be transacted need not be stated in the notice.

Section 3.11 Quorum; Adjourned Meetings

(a) Unless the Articles of Incorporation or these Bylaws provide for a different proportion, a majority of the directors then in office constitutes a quorum. The filling of vacancies may be effected as provided in Section 3.06 and NRS 78.335 notwithstanding the absence of a quorum.

(b) If a quorum is not present, a majority of the directors present may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present, any business may be transacted that could have been transacted at the original meeting.

Section 3.12 Manner of Acting; Presumption of Assent

Except as otherwise provided by the Articles of Incorporation or any preferred stock designation, these Bylaws or applicable law, the act of directors holding a majority of the voting power of the directors present at a meeting at which a quorum is present is the act of the Board of Directors. A director present at a meeting is presumed to have assented to an action unless the director’s dissent or abstention is entered in the minutes or delivered in writing to the secretary of the meeting before adjournment or to the Secretary promptly after adjournment. This right does not apply to a director who voted in favor of the action.

Section 3.13 Telephonic and Electronic Meetings

Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to verify the identity of each participant and provide the directors or committee members a reasonable opportunity to participate, communicate, read or hear the proceedings substantially concurrently and vote on matters submitted to them. Participation in a meeting pursuant to this Section 3.13 constitutes presence in person at the meeting.

Section 3.14 Action Without Meeting

Unless restricted by the Articles of Incorporation or these Bylaws, an action required or permitted to be taken at a meeting of the Board of Directors or a committee may be taken without a meeting by written consent or electronic transmission in accordance with NRS 78.315. The consent need not be signed by a director who validly abstains in writing as a common or interested director, or as a director who is a party to a proceeding, if all statutory conditions are satisfied. The consent or consents and any written abstention shall be filed with the minutes.

Bylaws of Avid Gold, Inc.

Section 3.15 Powers and Duties

(a) Except as otherwise provided by the NRS or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation and may exercise all powers of the Corporation. The Board may delegate authority to committees, officers, employees and agents to the fullest extent permitted by law, including authority to subdelegate.

(b) In approving an agreement, instrument or other document, the Board of Directors may approve it in final form or in such preliminary form as the directors deem appropriate in their business judgment, consistent with NRS 78.315.

(c) The Board of Directors or the chairman of a Stockholders’ meeting may require voting by written or electronic ballot and may submit any contract, transaction or act for approval or ratification by the Stockholders.

Section 3.16 Committees

(a) The Board of Directors may designate one or more committees, each consisting of one or more directors, and may appoint alternate members. Each committee shall have the authority provided in the resolution establishing it, except authority that may not be delegated under applicable law, the Articles of Incorporation or these Bylaws.

(b) In the absence or disqualification of a committee member, the members present and not disqualified, whether or not they constitute a quorum, may unanimously appoint another director to act in the absent or disqualified member’s place for that meeting. Committee members and alternates serve at the pleasure of the Board of Directors.

(c) Each committee shall keep minutes and report to the Board of Directors as requested. The Board may change committee membership, fill vacancies or remove members at any time.

(d) A majority of the authorized members of a committee constitutes a quorum, and the act of a majority of the voting power of the members present at a meeting at which a quorum is present is the act of the committee. If a quorum is absent, the members present may adjourn without further notice.

(e) Committee meetings may be held and actions may be taken in the same manner as meetings and actions of the Board of Directors, including through remote communications and written consent in accordance with NRS 78.315. The Board of Directors may establish compensation for committee service.

Section 3.17 Compensation

The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity, including serving as a member of a committee of the Board of Directors. If the Board of Directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary or other compensation as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Any director of the Corporation may decline any or all such compensation payable to such director in his or her discretion.

Section 3.18 Organization

Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in the absence of the Chairman of the Board by the Lead Independent Director, or in his or her absence by a chairman chosen at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

Bylaws of Avid Gold, Inc.

Article IV.
OFFICERS

Section 4.01 Election

The Board of Directors shall elect and appoint a president, a secretary and a treasurer. Said officers shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors. Any individual may hold two or more offices.

Section 4.02 Removal; Resignation

Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.03 Vacancies

If any vacancy occurs in any office of the Corporation, the Board of Directors may appoint a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.04 Chairman of the Board

The Chairman of the Board shall have the duties and powers set forth in Section 3.03, shall advise and counsel the Chief Executive Officer and other officers of the Corporation and shall perform such other duties and exercise such other powers as the Board of Directors may designate from time to time. The Board of Directors may designate the Chairman as a Non-Executive Chairman, who shall not be considered an employee or officer solely by virtue of that position, or as an Executive Chairman, who shall be considered an employee and executive officer. If the office of President is vacant and no President is serving, the Chairman shall also serve as the Chief Executive Officer as provided in Section 3.03.

Bylaws of Avid Gold, Inc.

Section 4.05 Chief Executive Officer

The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 4.06 President

The president, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.07 Chief Financial Officer

The Board of Directors may elect a Chief Financial Officer. The Chief Financial Officer shall in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.08 Vice Presidents

The Board of Directors may elect one or more vice presidents. In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the president, these Bylaws or as may be provided by law.

Section 4.09 Secretary

The Secretary shall attend meetings of the Stockholders, the Board of Directors and committees when requested and shall keep, or cause to be kept, minutes of the proceedings in books or electronic records maintained for that purpose. The Secretary shall keep, or cause to be kept, the stock ledger and other records required by law; give or cause to be given notices required by these Bylaws or law; serve as custodian of the corporate seal and records; and perform the other duties incident to the office or assigned by the Board of Directors, the Chief Executive Officer or the President.

Section 4.10 Assistant Secretaries

An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Bylaws of Avid Gold, Inc.

Section 4.11 Treasurer

The treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chairman of the Board, if any, the chief executive officer, if any, or the president. The treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law. The treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer of the Corporation has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.12 Assistant Treasurers

An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, the president, the treasurer, these Bylaws or as may be provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the assistant treasurer, and for restoration to the Corporation, in the event of the assistant treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.

Section 4.13 Other Officers

The Board of Directors may appoint, or empower the Chief Executive Officer, or any other duly appointed officer of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board, Chief Executive Officer, or other designated officer may from time to time determine.

Section 4.14 Execution of Negotiable Instruments, Deeds and Contracts

All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

Bylaws of Avid Gold, Inc.

Article V.
CAPITAL STOCK

Section 5.01 Issuance

Shares of the Corporation’s authorized stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.02 Stock Certificates and Uncertificated Shares

(a) Shares may be represented by certificates or may be uncertificated, as authorized by the Board of Directors and permitted by NRS 78.235. Certificates shall be in a form approved by the Board of Directors and signed by officers or agents designated by the Board. Facsimile or electronic signatures may be used to the extent permitted by law. The validity of a certificate is not affected by the later cessation from office of a person whose signature appears on it.

(b) Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the registered owner the written statement required by NRS 78.235. Within ten (10) days after receiving a written request from the registered owner, the Corporation shall provide the additional statement required by NRS 78.235. Except as otherwise provided by law or any preferred stock designation, rights and obligations of Stockholders are identical whether shares are certificated or uncertificated.

(c) Each certificate and each statement for uncertificated shares shall contain the information and legends required by the NRS, federal and state securities laws, the Articles of Incorporation, any certificate of designation and any agreement binding on the Corporation or the holder.

(d) The Corporation may treat the registered holder as the absolute owner of shares for all purposes, subject to applicable law and any procedures established by the Board of Directors or the Corporation’s transfer agent.

Section 5.03 Surrendered; Lost or Destroyed Certificates

The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Bylaws of Avid Gold, Inc.

Section 5.04 Replacement Certificate

When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of Stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.05 Transfer of Shares

No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment, unless such requirement is waived by the Board of Directors. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. Subject to the provisions hereof, the Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if, unless waived by the Board of Directors:

(a)
Endorsement
. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

(b)
Guaranty and Effectiveness of Signature
. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

(c)
Adverse Claims
. The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim;

(d)
Collection of Taxes
. Any applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

(e)
Additional Requirements Satisfied
. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

Bylaws of Avid Gold, Inc.

Section 5.06 Transfer Agent; Registrars

The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.07 Miscellaneous

The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Article VI.
DISTRIBUTIONS

The Board of Directors may declare and pay distributions in cash, property, shares or other consideration, subject to the Articles of Incorporation, NRS 78.288 and other applicable law. No distribution shall be made if prohibited by NRS 78.288. The Board of Directors may fix a record date for a distribution in accordance with Section 2.05 and NRS 78.350.

Article VII.
RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.01 Records

The Corporation shall maintain the records required by NRS 78.105 at its principal office or with a custodian designated in accordance with that statute, and may maintain other records at such places and in such form, including electronic form, as the Board of Directors determines. Inspection rights shall be limited to those required by NRS 78.257 and other applicable law and may be conditioned on execution of a reasonable confidentiality agreement and compliance with reasonable procedures to the fullest extent permitted by law.

Section 7.02 Corporate Seal

The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.03 Fiscal Year-End

The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Article VIII.
INDEMNIFICATION

Section 8.01 Indemnification and Insurance

(a) Definitions. “
Indemnitee
” means a person who is or was a director or officer of the Corporation or who, while serving as a director or officer, is or was serving at the request of the Corporation as a director, officer, employee, agent, partner, member, manager, trustee or fiduciary of another entity or enterprise. “
Proceeding
” means any threatened, pending or completed action, suit, arbitration, inquiry, investigation or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation.

Bylaws of Avid Gold, Inc.

(b) Indemnification. The Corporation shall indemnify each Indemnitee to the fullest extent permitted by NRS 78.7502, NRS 78.751 and other applicable law against expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by reason of the fact that the person is or was an Indemnitee. The Corporation shall indemnify an Indemnitee who is successful on the merits or otherwise in defense of any Proceeding, or any claim, issue or matter therein, to the extent required by NRS 78.751. The termination of a Proceeding by judgment, order, settlement, conviction or plea does not, by itself, create a presumption that the applicable standard of conduct was not satisfied.

(c) Advancement. The Corporation shall advance expenses incurred by an Indemnitee in defending or participating in a Proceeding before final disposition upon receipt of an undertaking by or on behalf of the Indemnitee to repay the amounts if it is ultimately determined by a court of competent jurisdiction that the Indemnitee is not entitled to indemnification. The undertaking need not be secured and shall be accepted without regard to the Indemnitee’s ability to repay.

(d) Determination and Presumptions. Any determination required for indemnification shall be made in the manner provided by NRS 78.751. An Indemnitee shall be presumed to be entitled to indemnification and advancement under this Article, and the Corporation shall have the burden of proving that the Indemnitee is not entitled. Neither the failure of the Corporation to make a determination before commencement of an enforcement action nor an adverse determination shall be a defense to the action or create a presumption against entitlement.

(e) Enforcement. If a claim for indemnification is not paid in full within sixty (60) days after receipt by the Corporation, or a claim for advancement is not paid in full within twenty (20) days, the Indemnitee may bring an action to recover the unpaid amount. If the Indemnitee is successful in whole or in part, the Corporation shall pay the expenses incurred in prosecuting the claim. In any such action, the Corporation shall be precluded from asserting that the procedures and presumptions of this Article are not valid, binding and enforceable.

(f) Contract Rights; Continuation. The rights provided by this Article are contract rights that vest when a person becomes a director or officer, continue after service has ceased and inure to the benefit of the person’s heirs, executors and administrators. No amendment, repeal or adoption of an inconsistent provision shall eliminate or impair rights with respect to an act or omission occurring before the change.

(g) Non-Exclusivity. The rights provided by this Article are not exclusive of any rights under the Articles of Incorporation, an agreement, a vote of Stockholders or disinterested directors, applicable law or otherwise. The Corporation may enter into indemnification agreements and may grant rights to employees and agents on such terms as the Board of Directors determines.

(h) Primary Obligor. The Corporation is the primary obligor with respect to indemnification and advancement provided by this Article. Any obligation of another person to indemnify or advance expenses to an Indemnitee is secondary, and the Corporation shall not seek contribution or subrogation from such person except to the extent the Indemnitee has actually received duplicate payment.

(i) Insurance and Financial Arrangements. The Corporation may purchase and maintain insurance and may establish self-insurance, trusts, security interests, letters of credit, guarantees, sureties or any other financial arrangement on behalf of any director, officer, employee or agent to the fullest extent permitted by NRS 78.752. In the absence of fraud, the Board of Directors’ determination concerning the terms and provider of any such arrangement is conclusive, even if a director approving the arrangement is a beneficiary.

Bylaws of Avid Gold, Inc.

(j) Indemnification Contracts and Funding. Without further Stockholder approval, the Corporation may enter into contracts with any person who is or was a director or officer in furtherance of this Article VIII and may create a trust fund, grant a security interest or use any other means, including a letter of credit, to ensure payment of such amounts as may be necessary to effect indemnification or advancement as provided in this Article VIII. Any such contract or arrangement may provide rights broader than those stated in this Article to the fullest extent permitted by law.

(k) Exclusions. No indemnification shall be provided for a Proceeding initiated by an Indemnitee against the Corporation or its directors, officers, employees or agents unless the Proceeding was authorized by the Board of Directors, seeks to enforce rights under this Article or an indemnification agreement, or indemnification is otherwise required by law. No person shall be indemnified for liabilities incurred solely in the person’s capacity as a Stockholder and not by reason of service to the Corporation.

(l) Severability. If any provision of this Article is held invalid, the remaining provisions shall remain effective, and this Article shall be construed to provide the broadest indemnification and advancement permitted by law.

Section 8.02 Amendment

Any repeal or amendment of this Article VIII, or adoption of a provision inconsistent with it, that is adverse to a director or officer shall apply only prospectively and shall not limit any right with respect to an act or omission occurring before the change.

Article IX.
CHANGES IN NEVADA LAW

References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed;
provided
 that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in
Article VIII
 hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by Stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

Article X.
GENERAL PROVISIONS

Section 10.01 Evidence of Authority

A certificate of the Secretary, an Assistant Secretary or a temporary secretary as to any action taken by the Stockholders, the Board of Directors, a committee or any officer or representative of the Corporation shall be conclusive evidence of the action as to any person who relies on the certificate in good faith.

Bylaws of Avid Gold, Inc.

Section 10.02 Articles of Incorporation

References in these Bylaws to the Articles of Incorporation mean the Articles of Incorporation of the Corporation, as amended, restated or otherwise modified and in effect from time to time.

Section 10.03 Saving Clause

These Bylaws are subject to the Articles of Incorporation and applicable law. If any provision conflicts with the Articles of Incorporation or applicable law, the provision is invalid only to the extent of the conflict, and the remaining provisions remain effective.

Section 10.04 Construction

Words used in any gender include all genders, and words used in the singular or plural include the plural or singular, as the context requires.

Section 10.05 Exclusive Forum

To the fullest extent permitted by law, and unless the Corporation consents in writing to another forum, the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada, or, if that court lacks jurisdiction, another state court located in Nevada, shall be the sole and exclusive forum for any action, suit or proceeding (i) brought in the name or right of the Corporation or on its behalf, (ii) asserting a breach of a duty owed by any current or former director, officer, employee, agent or Stockholder of the Corporation to the Corporation or its Stockholders, (iii) constituting an internal action within the meaning of NRS 78.046, including an action arising under Chapters 78 or 92A of the NRS, the Articles of Incorporation, these Bylaws or an agreement entered into under NRS 78.365, (iv) to interpret, apply, enforce or determine the validity of the Articles of Incorporation, any preferred stock designation, or these Bylaws, or (v) governed by the internal-affairs doctrine. To the fullest extent permitted by law, and unless the Corporation consents in writing to another forum, the federal district courts of the United States shall be the sole and exclusive forum for any claim arising under the Securities Act of 1933, as amended. This Section does not apply to claims arising under the Exchange Act or any claim for which the federal courts have exclusive jurisdiction. Any person acquiring an interest in securities of the Corporation shall be deemed to have notice of and consented to this Section.

Article XI.
AMENDMENTS

(a) These Bylaws may be adopted, amended or repealed by the vote at a duly called meeting, or by the written consent, of holders of a majority of the voting power of the outstanding shares entitled to vote thereon, subject to the Articles of Incorporation and applicable law.

(b) By the Board of Directors. Subject to the right of Stockholders to adopt, amend or repeal these Bylaws, these Bylaws may be adopted, amended or repealed by the Board of Directors in accordance with NRS 78.120. A Bylaw adopted by the Stockholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal these Bylaws. In no event shall any amendment, modification or repeal of these Bylaws adopted by the Stockholders pursuant to subsection (a) be amended, modified or repealed by the Board of Directors without approval of the Stockholders pursuant to subsection (a). Notwithstanding the foregoing, this Article XI, including this subsection (b), may be amended or repealed only by the vote or written consent of holders of a majority of the voting power of the outstanding shares entitled to vote thereon pursuant to subsection (a).

Bylaws of Avid Gold, Inc.

SECRETARY’S CERTIFICATE

OF ADOPTION OF

BYLAWS

OF

Avid Gold, Inc.

I, the undersigned, do hereby certify:

1.	That I am the duly elected and acting Secretary of Avid Gold, Inc., a Nevada corporation (the “ Corporation ”).

2.	That the foregoing Bylaws constitute the Bylaws of the Corporation as adopted by the Board of Directors of the Corporation effective as of [_____________], 2026.

IN WITNESS WHEREOF, I have hereunto subscribed my name as of ___________________.

By: _________________________
Printed Name:___________________________

Secretary

Appendix C

EXHIBIT A

ARTICLES OF INCORPORATION
OF
Avid Gold, Inc.
(Continued)

Article 10.
CAPITAL STOCK

Section 10.01
Authorized Shares
. The aggregate number of shares which Avid Gold, Inc. (the “
Corporation
”) shall have authority to issue is set forth in
Article 6
of the
Formation - Profit Corporation
of which these Articles of Incorporation of the Corporation form
Exhibit A
thereto, consisting of two classes to be designated, respectively, “
Common Stock
” and “
Preferred Stock,
” with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is set forth in
Article 6
of the
Formation - Profit Corporation
of which these Articles of Incorporation of the Corporation form
Exhibit A
thereto, under “Number of Common shares with Par value”. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is set forth in
Article 6
of the
Formation - Profit Corporation
of which these Articles of Incorporation of the Corporation form
Exhibit A
thereto, under “Number of Preferred shares with Par value”. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to
Section 10.03
of this Article 10.

Section 10.02
Common Stock
.

(a)
Dividend Rate
. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “
Articles
”) or the NRS, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)
Voting Rights
. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes. Except to the extent otherwise mandatorily required by the NRS and subject to Section 10.03(c), holders of Common Stock shall not be entitled to vote, separately as a class or otherwise, on any amendment to these Articles (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles, the applicable certificate of designation or the NRS.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

(c)
Liquidation Rights
. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)
No Conversion, Redemption, or Preemptive Rights
. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)
Consideration for Shares
. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 10.03
Preferred Stock
.

(a)
Designation
. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “
fact or event
” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock. The issuance of Preferred Stock shall not require approval of the holders of Common Stock unless expressly required by the NRS.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

(b)
Certificate
. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the NRS. Each such certificate of designation, and, in the case of any series of Preferred Stock the terms of which are instead set forth directly in these Articles or any amendment or exhibit thereto, the applicable provisions of these Articles or such amendment or exhibit, is referred to herein as a “
Preferred Stock Designation
.”

(c)
Amendment to Designations of Preferred Stock
. Notwithstanding anything to the contrary in these Articles, and to the fullest extent permitted by the NRS, including NRS 78.1955(3), 78.2055(3), 78.207(3) and 78.390(2), the holders of Common Stock and, unless otherwise expressly provided in the applicable Preferred Stock Designation, the holders of each other class or series of Preferred Stock shall not be entitled to vote, separately as a class or series or otherwise, on any amendment to these Articles or any Preferred Stock Designation that affects solely the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on such amendment pursuant to these Articles, the applicable Preferred Stock Designation or the NRS. Without limiting the foregoing, for purposes of NRS 78.1955(3), these Articles hereby provide that, with respect to an amendment to a Preferred Stock Designation, only the approval of the class or series being amended and any other class or series whose approval is expressly required by these Articles or the applicable Preferred Stock Designation shall be required, to the fullest extent permitted by the NRS. Any separate class or series vote or other vote of Common Stock or of any other class or series of Preferred Stock that otherwise would arise solely under NRS 78.1955(3), 78.2055(3), 78.207(3) or 78.390(2), or any successor provisions, in respect of such amendment is hereby specifically denied to the fullest extent permitted by the NRS; provided, however, that nothing in this Section 10.03(c) shall eliminate or vary any vote or approval that is mandatorily required by the NRS and that may not be eliminated or varied by these Articles or a Preferred Stock Designation.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

(d)
Series A Preferred Stock
. Pursuant to Section 10.03(b) above, the board of directors has designated, out of the shares of Preferred Stock authorized under
Article 6
of the
Formation - Profit Corporation
of which these Articles form
Exhibit A
thereto, 9,000,000 shares as “Series A Preferred Stock” (the “Series A Preferred Stock”), having the powers, preferences, rights, qualifications, limitations, and restrictions set forth in this Section 10.03(d), which Section 10.03(d) constitutes the Preferred Stock Designation for the Series A Preferred Stock.

(i)
Dividends
. The holders of the Series A Preferred Stock shall not be entitled to receive dividends on the Series A Preferred Stock or to participate in dividends paid on the Corporation’s Common Stock.

(ii)
Liquidation Preference
. The holders of the Series A Preferred Stock shall not be entitled to any liquidation preference.

(iii)
Voting
. The holders of the Series A Preferred Stock will have the shareholder voting rights as described in this Section 10.03(d)(iii), the Corporation’s Articles of Incorporation, or as required by law. For so long as any shares of the Series A Preferred Stock remain issued and outstanding, each holder thereof shall have the right to vote an amount of voting shares equal to the number of shares of Common Stock into which such holder’s Series A Preferred Stock is convertible as of the record date for such action, or if there is no record date, the date of determination, as discussed in Section 10.03(d)(iv) below, subject in all cases to Section 10.03(d)(iv)(B) hereof and the Maximum Percentage set forth therein (i.e., in no event shall any holder have the right to vote more voting shares in connection with the terms of this Section 10.03(d)(iii) than as equals its individual Maximum Percentage). Except as otherwise required by law, in respect of all matters concerning the voting of shares of capital stock of the Corporation, the Common Stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the Common Stock) and the Series A Preferred Stock shall vote as a single class and such voting rights shall be identical in all respects. The voting rights of the Series A Preferred Stock shall be exempt from reduction should the Corporation enact a reverse stock split of Common Stock at some future date.

(iv)
Conversion Rights
.

(A) Subject to Section 10.03(d)(iv)(B) below, the holders of the shares of Series A Preferred Stock shall have the right to convert each share into 20 shares of Common Stock of the Corporation. The conversion rate of Series A Preferred Stock and Common Stock resulting from the conversion of Series A Preferred Stock shall be exempt from reduction should the Corporation enact a reverse stock split of its Common Stock at some future date, whether before or subsequent to the conversion of such Series A Preferred Stock (provided that shares of Common Stock issued upon conversion of Series A Preferred Stock shall be subject to adjustment in the event the Corporation effects a reverse stock split of its Common Stock after such Common Stock is issued upon conversion of Series A Preferred Stock).

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

(B) No conversion shall result in the issuance of more than that number of shares of Common Stock, if any, such that, upon such conversion, the aggregate beneficial ownership of the Corporation’s Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”)) of such holder and all persons affiliated with such holder as described in Rule 13d-3 is more than 4.999% of the Corporation’s then outstanding Common Stock (the “
Maximum Percentage
”). By written notice to the Corporation, a holder may increase or decrease the Maximum Percentage to any percentage not in excess of 9.999% as specified in such written notice; provided that (1) any such increase will not be effective until the 61st day after such notice is received by the Corporation; and (2) any such increase or decrease will apply only to the requesting holder and not to any other holder. In the event any conversion would result in the issuance of shares of Common Stock to any holder in excess of the Maximum Percentage, only that number of shares of Series A Preferred Stock which when converted would not result in such holder exceeding the Maximum Percentage shall be subject to such applicable conversion, if any, and such holder shall continue to hold any remaining shares of Series A Preferred Stock, the conversion of which would result in such holder exceeding the Maximum Percentage.

(C) The Corporation’s Transfer Agent shall be authorized to promptly disclose the total outstanding shares of Common Stock to holders from time to time at the request of the holder in order for the holder to determine its compliance with the Maximum Percentage.

(D) The Corporation shall not be required to verify or investigate or confirm whether any conversion would exceed the Maximum Percentage, and instead the Corporation shall be able to rely on any notice of holder conversion as prima facie evidence of, and as a representation by, the applicable holder, that such applicable conversion described in the notice of holder conversion would not result in a violation of the Maximum Percentage.

(v)
Redemption Rights
. The shares of the Series A Preferred Stock shall not be subject to redemption.

(vi)
Notices
. Any notice required hereby to be given to the holders of shares of the Series A Preferred Stock shall be deemed received on the fourth Business Day after being deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation. A “Business Day” shall be defined as any day other than a Saturday, Sunday or Federal holiday.

(vii)
Protective Provision
. For so long as any shares of the Series A Preferred Stock remain issued and outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Preferred Stock, voting as a separate class, amend, alter, or repeal any provision of this Section 10.03(d) (whether by amendment of these Articles, the Bylaws, merger, conversion, consolidation, or otherwise), whether or not such amendment, alteration, or repeal would be deemed to adversely affect the Series A Preferred Stock within the meaning of NRS 78.390 or otherwise. No holder of Common Stock or of any other class or series of Preferred Stock shall be entitled to vote on any amendment, alteration, or repeal described in this Section 10.03(d)(vii), except to the extent such vote is mandatorily required by the NRS and may not be eliminated or varied by these Articles. For the avoidance of doubt, if any such amendment, alteration, or repeal is effected in connection with a merger, conversion, consolidation, or other transaction, nothing in this Section 10.03(d)(vii) shall eliminate or vary any vote or approval of the holders of Common Stock or any other class or series of capital stock that is independently and mandatorily required by applicable law to approve such merger, conversion, consolidation, or other transaction itself.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

(e)
Series X Preferred Stock
. Pursuant to Section 10.03(b) above, the board of directors has designated, out of the shares of Preferred Stock authorized under
Article 6 of the Formation - Profit Corporation
of which these Articles form
Exhibit A
thereto, 9,000,000 shares as “Series X Preferred Stock” (the “
Series X Preferred Stock
”), having the powers, preferences, rights, qualifications, limitations, and restrictions set forth in this Section 10.03(e), which Section 10.03(e) constitutes the Preferred Stock Designation for the Series X Preferred Stock.

(i)
Dividends
. The holders of the Series X Preferred Stock shall not be entitled to receive dividends on the Series X Preferred Stock or to participate in dividends paid on the Corporation’s Common Stock.

(ii)
Liquidation Preference
. The holders of the Series X Preferred Stock shall not be entitled to any liquidation preference.

(iii)
Voting
. The holders of the Series X Preferred Stock will have the shareholder voting rights as described in this Section 10.03(e)(iii), the Articles, or as required by law. For so long as any shares of the Series X Preferred Stock remain issued and outstanding, the holders thereof shall have the right to vote in an amount equal to 100 votes per share of Series X Preferred Stock. Except as otherwise required by law, in respect of all matters concerning the voting of shares of capital stock of the Corporation, the Common Stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the Common Stock) and the Series X Preferred Stock shall vote as a single class and such voting rights shall be identical in all respects.

(iv)
Conversion Rights
. The holders of the shares of Series X Preferred Stock shall not have any conversion rights.

(v)
Redemption Rights
. The shares of the Series X Preferred Stock shall not be subject to redemption.

(vi)
Notices
. Any notice required hereby to be given to the holders of shares of the Series X Preferred Stock shall be deemed received on the fourth Business Day after being deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation. A “Business Day” shall be defined as any day other than a Saturday, Sunday or Federal holiday.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

(vii)
Protective Provision
. For so long as any shares of the Series X Preferred Stock remain issued and outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series X Preferred Stock, voting as a separate class, amend, alter, or repeal any provision of this Section 10.03(e) (whether by amendment of these Articles, the Bylaws, merger, conversion, consolidation, or otherwise), whether or not such amendment, alteration, or repeal would be deemed to adversely affect the Series X Preferred Stock within the meaning of NRS 78.390 or otherwise. No holder of Common Stock or of any other class or series of Preferred Stock shall be entitled to vote on any amendment, alteration, or repeal described in this Section 10.03(e)(vii), except to the extent such vote is mandatorily required by the NRS and may not be eliminated or varied by these Articles. For the avoidance of doubt, if any such amendment, alteration, or repeal is effected in connection with a merger, conversion, consolidation, or other transaction, nothing in this Section 10.03(e)(vii) shall eliminate or vary any vote or approval of the holders of Common Stock or any other class or series of capital stock that is independently and mandatorily required by applicable law to approve such merger, conversion, consolidation, or other transaction itself.

Section 10.04
Non-Assessment of Stock
. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

Section 10.05
Share Dividends
. Subject to the limitation set forth in these Articles and the Bylaws of the Corporation, as amended from time to time, shares of one class or series of stock may be issued as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the NRS.

Section 10.06
Books and Records Inspection Limits
. Stockholder inspection rights under NRS 78.105 and 78.257 shall be subject to reasonable restrictions, including a confidentiality agreement, as determined by the board.

Section 10.07
Statutory Class and Series Votes
. Except to the extent otherwise expressly provided in these Articles or in an applicable Preferred Stock Designation, and to the fullest extent permitted by the NRS, no holder of Common Stock or Preferred Stock, or of any class or series thereof, shall be entitled to a separate class or series vote or consent solely by reason of NRS 78.2055(3), 78.207(3) or 78.390(2), or any successor provisions, with respect to any decrease in the number of issued and outstanding shares of any class or series, any increase or decrease in the number of authorized shares of any class or series, or any amendment to these Articles, and any such separate class or series vote or consent is hereby specifically denied. Nothing in this Section shall (a) alter or eliminate any vote or approval that is mandatorily required by NRS 78.2055(1), 78.207(2), 78.390(1), or any other provision of the NRS and that may not be eliminated or varied by these Articles, (b) limit any authority of the board of directors under NRS 78.207 or any other applicable provision of the NRS, or (c) limit any separate class or series vote or consent expressly granted by these Articles or an applicable Preferred Stock Designation, including the protective provisions applicable to the Series A Preferred Stock and Series X Preferred Stock.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

Article 11.
DIRECTORS AND OFFICERS

Section 11.01
Number of Directors
. The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. Except as provided in any designation of Preferred Stock, in the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, shall be filled by the remaining directors, though less than a quorum.

Section 11.02
Limitation of Liability
. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 11.03
Indemnification
. The Corporation shall, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 11.04
Payment of Expenses
. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another Corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred not primarily in capacity as stockholder.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

Section 11.05
Working Capital
. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

Section 11.06
Repeal And Conflicts
. Neither any amendment, repeal or modification of Section 11.02, Section 11.03 or Section 11.04, nor the adoption of any provision of these Articles or the Bylaws inconsistent with any such Section, shall eliminate, reduce or adversely affect any right, protection, limitation of liability, indemnification right or right to advancement existing with respect to any act or omission occurring, or any action, suit or proceeding accruing or arising, prior to such amendment, repeal, modification or adoption.

Section 11.07
Advance Notice of Director Nominations
. Advance notice of stockholder nominations for election of Directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

Article 12.
VOTING ON CERTAIN TRANSACTIONS

Section 12.01
Amendment of Articles
. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles, in the manner now or hereafter prescribed by the NRS, and all rights conferred on stockholders herein are granted subject to this reservation. The board may also amend these Articles solely to change the Corporation's name without stockholder approval as allowed pursuant to the NRS.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

Article 13.
SEVERABILITY

If any provision or provisions of these Articles shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles (including, without limitation, each portion of any sentence of these Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Article 14.
COMBINATIONS WITH INTERESTED STOCKHOLDERS

Regardless of whether it is or becomes a “
resident domestic corporation,
” as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statutes.

Article 15.
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the provisions of NRS 78.378 to 78.3793, inclusive, of the NRS.

Article 16.
BYLAWS

The Board of Directors shall have the power to adopt, amend, restate, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend, restate, or repeal the Bylaws unless otherwise restricted by the Bylaws or applicable law.

Article 17.
LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This Article 17 shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

Articles of Incorporation
of Avid Gold, Inc.
(Continued)

Appendix D

BYLAWS OF

AVID GOLD, INC.

Effective as of [__________], 2026

Bylaws of Avid Gold, Inc.
Page i

Bylaws of Avid Gold, Inc.
Page ii

BYLAWS

OF

AVID GOLD, INC.
Article I.
OFFICES

Section 1.01 Principal Office

The principal office of Avid Gold, Inc., a Nevada corporation (the “
Corporation
”) shall be at such location within or without the State of Nevada as may be determined from time to time by resolution of the board of directors of the Corporation (the “
Board of Directors
”).

Section 1.02 Other Offices

Other offices and places of business, within or without the State of Nevada, may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The Corporation’s registered agent and registered office in the State of Nevada shall be as stated in the records of the Nevada Secretary of State, as changed from time to time in accordance with applicable law.
Article II.
STOCKHOLDERS

Section 2.01 Annual Meetings

Annual meetings of the Stockholders of the Corporation (the “
Stockholders
”) shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At each annual meeting, directors shall be elected and only such other business shall be conducted as is properly brought before the meeting in accordance with these Bylaws. No business may be transacted at an annual meeting other than business that is (i) specified in the Corporation’s notice of meeting, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or a duly authorized committee thereof, or (iii) otherwise properly brought before the meeting by a Stockholder who is a Stockholder of record at the time notice is delivered under Section 2.13, on the record date for the meeting and at the time of the meeting, is entitled to vote at the meeting and complies with Section 2.13.

Section 2.02 Special Meetings

Special meetings of the Stockholders may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the authorized number of directors, (ii) the Chairman of the Board, (iii) the Chief Executive Officer; (iv) the President; or (v) Stockholders holding no less than one-tenth of all outstanding voting shares. The date, time and place, if any, of any special meeting shall be fixed exclusively by the Board of Directors. Only business specified in the Corporation’s notice of the special meeting and brought before the meeting by or at the direction of the Board of Directors may be conducted at the meeting. The Board of Directors may postpone, reschedule or cancel any special meeting at any time before it is convened.

Bylaws of Avid Gold, Inc.

Section 2.03 Place of Meetings

Meetings of Stockholders may be held at such place, within or without the State of Nevada, as may be designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any physical place and shall instead be held solely by means of electronic communications, videoconferencing, teleconferencing or other available technology in accordance with NRS 78.320 and Section 2.15. No Stockholder shall have any right to require that a meeting be held at a physical location.

Section 2.04 Notice of Meetings; Waiver of Notice

(a) Written notice of each meeting of Stockholders shall be given by the Chief Executive Officer, the President, a Vice President, the Secretary, an Assistant Secretary or another person designated by the Board of Directors not less than ten (10) days nor more than sixty (60) days before the meeting, in accordance with NRS 78.370. The notice shall state the date, time and place, if any, of the meeting; the means of remote participation, if any; the record date for determining Stockholders entitled to vote, if different from the record date for notice; and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

(b) If a plan of merger, conversion or exchange is submitted to a vote, the notice shall state that a purpose of the meeting is to consider the plan and shall contain or be accompanied by a copy or summary of the plan. If a proposed action implicates dissenters’ rights, the notice shall state that the Stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 through 92A.500, inclusive, and, when Stockholders are or may be entitled to such rights, shall be accompanied by a copy of those provisions, in each case as required by NRS 92A.410.

(c) Notice may be delivered personally, by mail, by courier or by electronic transmission in the manner permitted by NRS 75.150 and other applicable law. Notice is effective at the time determined under applicable law. The Corporation may rely on the address, electronic address and other contact information appearing in its records.

(d) A certificate of the Secretary or other person giving notice, setting forth the substance of the notice and the manner and date of delivery, shall be prima facie evidence that notice was duly given.

(e) A Stockholder may waive notice in a signed writing or by electronic transmission, either before or after the meeting. Attendance at a meeting constitutes waiver of notice except when the Stockholder attends solely to object at the beginning of the meeting that the meeting was not lawfully called or convened.

Section 2.05 Determination of Stockholders of Record

(a) For the purpose of determining the Stockholders entitled to notice of or to vote at a meeting, to receive a distribution or allotment of rights, to exercise rights with respect to a change, conversion or exchange of stock, or for any other lawful purpose, the Board of Directors may fix a record date in accordance with NRS 78.350. A record date for a meeting shall not be more than sixty (60) days nor less than ten (10) days before the meeting.

(b) If no record date is fixed, the record date shall be determined in accordance with NRS 78.350. A determination of Stockholders entitled to notice of or to vote at a meeting applies to any adjournment, recess, rescheduling or postponement of the meeting, unless the Board of Directors fixes a new record date or a new record date is required by law.

Bylaws of Avid Gold, Inc.

Section 2.06 Quorum; Adjourned Meetings

(a) Unless the Articles of Incorporation or applicable law provide otherwise, Stockholders holding a majority of the voting power of the outstanding shares entitled to vote at a meeting, represented in person or by proxy, shall constitute a quorum. If a separate vote by a class or series is required, a majority of the voting power of the outstanding shares of that class or series entitled to vote, represented in person or by proxy, shall constitute a quorum for that class or series.

(b) The chairman of the meeting may adjourn, recess, reschedule or postpone any meeting from time to time for any reason, whether or not a quorum is present. In the absence of a quorum, the holders of a majority of the voting power represented at the meeting and entitled to vote, or the chairman of the meeting, may adjourn the meeting. The Board of Directors may postpone, reschedule or cancel any meeting before it is convened, except to the extent prohibited by applicable law. At an adjourned or postponed meeting at which a quorum is present, any business may be transacted that could have been transacted at the original meeting, subject to the notice and record-date requirements of applicable law. Once a share is represented at a meeting, it shall be deemed represented for quorum purposes for the remainder of the meeting and any adjournment unless a new record date is fixed.

Section 2.07 Voting

(a) Except as otherwise provided by the NRS, the Articles of Incorporation or a certificate of designation or other resolution establishing the rights of a class or series of stock, each Stockholder of record shall be entitled to one vote for each share of voting stock registered in the Stockholder’s name on the applicable record date.

(b) If a quorum is present, and unless a different vote is required by the Articles of Incorporation, these Bylaws, applicable law or applicable stock-exchange rules, an action other than the election of directors is approved if the votes cast in favor exceed the votes cast against. Abstentions and broker non-votes shall not be treated as votes cast unless applicable law or stock-exchange rules require otherwise. If a separate class or series vote is required, the same standard shall apply separately to each such class or series unless a different standard is required.

(c) Directors shall be elected by a plurality of the votes cast unless the Articles of Incorporation, these Bylaws or a Certificate of Designation of Preferred Stock duly adopted by the Board of Directors provides otherwise.

(d) The Corporation may rely on instruments and statements presented to it and may require such proof of ownership, authority and voting rights as it determines in good faith. The Secretary or other person authorized to tabulate votes may reject a vote, consent, waiver or proxy appointment if, acting in good faith, such person has a reasonable basis to doubt its validity or the signatory’s authority. A person acting in good faith under this Section shall not be liable for damages arising from acceptance or rejection of any vote, consent, waiver or proxy appointment.

(e) Any Stockholder directly or indirectly soliciting proxies from other Stockholders shall use a proxy card color other than white, which is reserved for the exclusive use of the Board of Directors.

Bylaws of Avid Gold, Inc.

Section 2.08 Proxies

Each Stockholder entitled to vote at a meeting may authorize one or more persons to act for the Stockholder by proxy in any manner permitted by NRS 78.355. A proxy shall be filed or transmitted to the Secretary or other person authorized to tabulate votes in accordance with the procedures established for the meeting. Unless the proxy specifies a longer period permitted by NRS 78.355, it shall expire six (6) months after its creation. Revocation, irrevocability and all other matters concerning proxies shall be governed by NRS 78.355 and other applicable law.

Section 2.09 Stockholder Action Without a Meeting.

(a) Any action required to be taken at any annual or special meeting of Stockholders of the Corporation or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action that is the subject of the consent at a meeting in which each Stockholder entitled to vote on the action is present and votes, and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded.

(b) Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this Section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

(c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing, provided further that failure to provide such notice shall not effect the validity of such action.

(d) In the event of the delivery to the Corporation of a consent or consents in writing (“
Consents
”), the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, shall provide for the safe-keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by Stockholder consent as the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the Stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent; provided, however, that if the corporate action to which the Consents relate is the removal or replacement of one or more members of the Board, the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, as the case may be, shall promptly designate two persons, who shall not be members of the Board, to serve as inspectors (“
Inspectors
”) with respect to such Consent and such Inspectors shall discharge the functions of the secretary of the Corporation, or such other officer of the Corporation as the Board may designate, as the case may be, under this section. If after such investigation the secretary of the Corporation, such other officer of the Corporation as the Board may designate or the Inspectors, as the case may be, shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of Stockholders and the Consents shall be filed in such records.

Bylaws of Avid Gold, Inc.

In conducting the investigation required by this section, the secretary of the Corporation, such other officer of the Corporation as the Board may designate or the Inspectors, as the case may be, may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

(e) No action by written consent without a meeting shall be effective until such date as the secretary of the Corporation, such other officer of the Corporation as the Board may designate, or the Inspectors, as applicable, certify to the Corporation that the Consents delivered to the Corporation in accordance with this section, represent at least the minimum number of votes that would be necessary to take the corporate action in accordance with Nevada law and the Articles of Incorporation and Bylaws of the Corporation.

(f) Nothing contained in this Section 2.09
shall in any way be construed to suggest or imply that the Board or any Stockholder shall not be entitled to contest the validity of any Consents or related revocations, whether before or after such certification by the secretary of the Corporation, such other officer of the Corporation as the Board may designate or the Inspectors, as the case may be, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(g) A consent signed under this Section 2.09 has the effect of a vote at a meeting and may be described as such in any document.

Section 2.10 Organization

(a) Meetings of Stockholders shall be presided over by the Chairman of the Board or, in the Chairman’s absence, by the Lead Independent Director, the Chief Executive Officer, the President or another person designated by the Board of Directors. If no person has been designated, an executive officer selected by the Board of Directors shall preside. The Secretary or a person designated by the chairman shall act as secretary of the meeting.

(b) The chairman shall determine the order of business and shall have the authority to prescribe rules, regulations and procedures for the conduct of the meeting, including rules regarding admission, safety, maintenance of order, the opening and closing of polls, the manner and timing of voting, limits on questions and comments, the presentation of proposals and nominations, and adjournment, recess, postponement or rescheduling. The chairman’s rulings on procedural matters shall be final and binding unless and until determined otherwise by a court of competent jurisdiction.

(c) The chairman may appoint one or more inspectors of election. The inspectors may determine the shares outstanding and represented, the validity of proxies and ballots, the existence of a quorum, the count of votes and ballots, and any challenges to their determinations, and shall certify the results.

Bylaws of Avid Gold, Inc.

Section 2.11 Absentees’ Consent to Meetings

The transactions of a meeting at which a quorum is present are valid notwithstanding any defect in call or notice if each person entitled to notice who was not present waives notice in a signed writing or electronic transmission, either before or after the meeting. All waivers shall be filed with the corporate records. Attendance constitutes waiver of notice except when a person attends solely to object at the beginning of the meeting that the meeting was not lawfully called or convened or expressly objects to consideration of a matter not properly included in the notice.

Section 2.12 Director Nominations

Subject to any rights of holders of preferred stock, nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or a duly authorized committee thereof, or by a Stockholder who is entitled to vote in the election of directors and complies with Section 2.13 and Section 2.14.

Section 2.13 Advance Notice of Stockholder Nominations and Proposals

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors and proposals of business to be transacted by the Stockholders may be made at an annual meeting only (A) pursuant to the Corporation’s notice of meeting or any supplement thereto, (B) by or at the direction of the Board of Directors or a duly authorized committee thereof, or (C) by a Stockholder of record who was a Stockholder of record when the notice required by this Section was delivered, is a Stockholder of record on the record date and at the time of the meeting, is entitled to vote at the meeting and fully complies with this Section and Section 2.14. Except for a proposal properly submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “
Exchange Act
“), and included in the Corporation’s proxy materials, and subject to any rights of holders of preferred stock under the Articles of Incorporation, clause (C) is the exclusive means by which a Stockholder may nominate a person for election to the Board of Directors or propose other business at an annual meeting.

(ii) For a nomination or proposal to be properly brought before an annual meeting by a Stockholder under subsection (a)(i)(C), (A) the Stockholder must have delivered timely and proper written notice to the Secretary and all required updates and supplements, (B) any proposed business other than a nomination must be a proper matter for Stockholder action under Nevada law, (C) the Stockholder, each beneficial owner on whose behalf the notice is given and each Stockholder Related Person must comply with all representations, undertakings and requirements contained in the notice, these Bylaws and applicable law, and (D) in the case of a nomination, the Proposing Persons must solicit proxies in support of the proposed nominee or nominees in accordance with Rule 14a-19 under the Exchange Act or any successor rule or regulation, including solicitation of holders representing at least sixty-seven percent (67%) of the voting power entitled to vote in the election of directors. If any Proposing Person represents that it intends to solicit proxies in support of a proposal of other business, such person must deliver a proxy statement and form of proxy to holders of at least the percentage of voting power required to approve the proposal and otherwise conduct the solicitation in accordance with applicable law.

(iii) To be timely, a Stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than the opening of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day before the first anniversary of the preceding year’s annual meeting. If the annual meeting is called for a date that is not within forty-five (45) days before or after that anniversary date, or if no annual meeting was held in the preceding year, notice must be received not earlier than the opening of business on the one hundred twentieth (120th) day before the meeting and not later than the close of business on the later of the ninetieth (90th) day before the meeting or the tenth (10th) day after the first Public Announcement of the meeting date. No adjournment, recess, rescheduling or postponement of a meeting, or Public Announcement thereof, shall commence a new notice period or extend any notice period.

Bylaws of Avid Gold, Inc.

(iv) The number of persons a Stockholder may nominate for election at a meeting on its own behalf, or on behalf of any beneficial owner, shall not exceed the number of directors to be elected at that meeting. A Stockholder may not substitute or add a proposed nominee after the applicable notice deadline.

(v) A Stockholder’s notice shall set forth, as to each person proposed for nomination, (A) all information relating to the proposed nominee that would be required to be disclosed in a solicitation of proxies for election of directors in a contested election pursuant to Regulation 14A under the Exchange Act, (B) the proposed nominee’s written consent to being named in the Corporation’s proxy statement, notice of meeting and form of proxy as a nominee of the Stockholder and to serving as a director if elected, (C) a complete description of all direct and indirect compensation, reimbursement, indemnification, voting commitments and other agreements, arrangements or understandings relating to the nomination, candidacy or service as a director, and (D) the completed questionnaire, representations, agreements, authorizations and other information required by Section 2.14.

(vi) As to any business other than a director nomination, the notice shall set forth (A) a complete description of the business, (B) the exact text of the proposal, any proposed resolutions and any proposed amendment to these Bylaws, (C) the reasons for conducting the business at the meeting, (D) any material or substantial interest in or anticipated benefit from the business of any Proposing Person, individually or in the aggregate, (E) all information relating to the business and the Proposing Persons that would be required in a proxy statement or other filing under Section 14(a) of the Exchange Act, and (F) a representation that the Stockholder intends to appear in person or by a Qualified Representative to present the business.

(vii) As to the Stockholder giving the notice, each beneficial owner on whose behalf the notice is given and each Stockholder Related Person, the notice shall set forth (A) the name and address of each such person, (B) the class, series and number of shares of the Corporation owned of record or beneficially, directly or indirectly, (C) all Derivative Instruments, short interests, hedging or similar transactions, rights to dividends separated from the underlying shares, performance-related fees, securities-lending or borrowing arrangements and any other direct or indirect economic, voting or pecuniary interest in securities of the Corporation, whether or not subject to settlement in shares, (D) all proxies, voting agreements, voting commitments and other arrangements or understandings relating to the voting or disposition of securities of the Corporation, (E) all agreements, arrangements or understandings relating to the nomination or proposal, including any funding, financing, compensation or indemnification arrangement, and the identity of each person known to be providing material financial or other support, (F) any material relationship between such person and the Corporation or any affiliate of the Corporation, (G) any material pending or threatened legal proceeding involving such person and the Corporation or any of its directors, officers or affiliates, (H) all information that would be required to be disclosed in a Schedule 13D or an amendment thereto, whether or not such filing is required, and (I) any other information relating to such person that would be required in a proxy statement or other filing under Section 14(a) of the Exchange Act.

Bylaws of Avid Gold, Inc.

(viii) The notice shall include (A) a representation as to whether any Proposing Person intends to engage in a Solicitation with respect to the proposal or nomination, (B) the name of each participant in the Solicitation and the amount and source of funds to be used by each participant, (C) for a proposal, whether the Proposing Persons intend to deliver a proxy statement and form of proxy to holders of at least the percentage of voting power required to approve the proposal or otherwise solicit proxies in support of the proposal, (D) for a nomination, the notice and information required by Rule 14a-19(b) or any successor rule or regulation, a statement that the Proposing Persons intend to solicit holders of at least 67% of the voting power entitled to vote in the election of directors and an undertaking to comply with Rule 14a-19 or any successor rule or regulation, and (E) an undertaking to provide the Corporation promptly upon request with copies of all solicitation materials and reasonable evidence of compliance with applicable law and the representations contained in the notice.

(ix) To be eligible to be nominated by a Stockholder, each proposed nominee must comply with Section 2.14. The Corporation may require a proposed nominee or any Proposing Person, within five (5) business days after request, to provide such additional information, documents, affidavits, authorizations, certifications or interviews as the Board of Directors or a duly authorized committee determines in good faith are reasonably necessary to verify the accuracy and completeness of the notice; determine the nominee’s eligibility, qualifications, independence or status as an audit committee financial expert; determine compliance with the Articles of Incorporation, these Bylaws, any corporate policy or any law, rule or regulation; or provide Stockholders with information material to an informed voting decision.

(x) If any information or communication provided by a Stockholder, beneficial owner, Stockholder Related Person or proposed nominee ceases to be true and correct in any material respect or omits a fact necessary to make the information, in light of the circumstances in which it was provided, not misleading, that person shall promptly notify the Secretary of the inaccuracy or omission and provide the information necessary to correct it. Any correction, update or supplement shall not cure an untimely or materially deficient notice, extend any deadline, permit a change in any representation, or permit the addition or substitution of any proposal, nominee, matter, business or resolution.

(xi) Only persons nominated and business proposed in accordance with this Section and Section 2.14 shall be eligible for election or consideration. Except as otherwise required by law, the Board of Directors, a duly authorized committee thereof or the chairman of the meeting, before or at the meeting, shall have the power and duty to determine whether a nomination or proposal was made in accordance with these Bylaws and whether any Proposing Person complied with its representations and undertakings. If any requirement is not satisfied, if any required information is false or misleading in any material respect, if a Proposing Person or proposed nominee acts contrary to a representation or agreement, or if the Stockholder or a Qualified Representative does not appear to present the nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, notwithstanding that the nomination is included in the Corporation’s proxy materials or proxies or votes have been received. The Corporation’s acceptance or acknowledgment of a notice shall not waive any deficiency.

(xii) The notice requirements of this Section shall be deemed satisfied as to a proposal of business other than a nomination only if the Stockholder has complied with Rule 14a-8 under the Exchange Act and the proposal has been included in the Corporation’s proxy statement. Nothing in this Section affects any rights of holders of preferred stock under the Articles of Incorporation. Compliance with Rule 14a-8 or Rule 14a-19 does not excuse compliance with these Bylaws except to the extent expressly stated herein.

Bylaws of Avid Gold, Inc.

(xiii) A Stockholder nominating directors shall comply with Rule 14a-19 or any successor rule or regulation, and all other applicable provisions of the Exchange Act. The Stockholder shall notify the Secretary promptly, and in any event within two (2) business days, of any change in its intent to solicit holders representing at least sixty-seven percent (67%) of the voting power entitled to vote in the election or in the names of its nominees. Upon request by the Corporation, the Stockholder shall provide, not later than five (5) business days before the meeting, reasonable evidence that it has satisfied Rule 14a-19(a)(3). If the Stockholder fails to comply with Rule 14a-19 or this subsection, or any successor rule or regulation, each affected nomination shall be disregarded and the Corporation may disregard proxies or votes solicited for the affected nominee.

(xiv) Unless the Corporation expressly agrees otherwise in writing, each notice, update, supplement and other document required by this Section or Section 2.14 must be in writing and delivered exclusively by hand, nationally recognized overnight courier, or United States certified or registered mail, return receipt requested, to the Secretary at the principal executive offices of the Corporation. Electronic transmission alone is insufficient. If the Corporation has designated an email address for such notices in its most recent proxy statement or on its investor-relations website, a simultaneous electronic copy must also be delivered to that address.

(xv) A Stockholder providing notice shall update and supplement the notice so that all information required by this Section and Section 2.14 is true and correct (A) as of the record date for notice and voting at the meeting and (B) as of ten (10) business days before the meeting or any adjournment, recess, rescheduling or postponement thereof. The record-date update must be received not later than ten (10) business days after the later of the record date and the Public Announcement of the record date. The later update must be received not later than five (5) business days before the meeting or, if not practicable for an adjourned or postponed meeting, on the first practicable date before the meeting. An update or supplement shall not cure any deficiency, extend any deadline or permit a Stockholder to change a representation or add or substitute any proposal, nominee, matter, business or resolution.

(b) Special Meetings of Stockholders. Only business brought before a special meeting pursuant to the Corporation’s notice of meeting may be conducted at the meeting. If the Board of Directors has determined that directors will be elected at a special meeting, a Stockholder of record entitled to vote in the election may nominate a person for a position specified in the Corporation’s notice by complying with this Section and Section 2.14. The number of nominees shall not exceed the number of directors to be elected. The Stockholder’s notice must be received by the Secretary not earlier than the opening of business on the one hundred twentieth (120th) day before the meeting and not later than the close of business on the later of the ninetieth (90th) day before the meeting or the tenth (10th) day after the first Public Announcement of the meeting date and the Board’s nominees. No adjournment, recess, rescheduling or postponement, or Public Announcement thereof, shall commence a new notice period or extend any notice period. Stockholders may not propose other business at a special meeting.

(c) Definitions. For purposes of this Section and Section 2.14: (i) “
business day
” means any day other than Saturday, Sunday or a day on which commercial banks in the city of the Corporation’s principal executive offices are authorized or required to close; (ii) “
close of business
” means 5:00 p.m. local time at the Corporation’s principal executive offices; (iii) “
Derivative Instrument
” means any option, warrant, convertible security, stock appreciation right, swap, synthetic position or similar right or instrument having a value derived in whole or in part from the value of any security of the Corporation; (iv) “
Proposing Persons
” means the Stockholder giving notice, each beneficial owner on whose behalf the notice is given and each Stockholder Related Person; (v) “
Public Announcement
” means disclosure in a broadly disseminated press release or a document publicly filed by the Corporation with the Securities and Exchange Commission; (vi) “
Qualified Representative
” means a duly authorized officer, manager, trustee or partner of a Stockholder, or a person authorized by a writing delivered to the Secretary not fewer than five (5) business days before the meeting to act for the Stockholder as proxy, who produces the writing or a reliable reproduction at the meeting; (vii) “
Solicitation
” has the meaning set forth in Rule 14a-1(l) under the Exchange Act; and (viii) “
Stockholder Related Person
” means any affiliate or associate of the Stockholder or beneficial owner, any person acting in concert with either of them, any participant in a Solicitation with either of them, any member of a group with either of them within the meaning of Rule 13d-5 under the Exchange Act, and any person known by the Stockholder or beneficial owner to be providing material financial or other support for the nomination or proposal.

Bylaws of Avid Gold, Inc.

Section 2.14 Submission of Questionnaire, Representation and Agreement

(a) To be eligible to be nominated by a Stockholder for election or reelection as a director, a proposed nominee shall, within five (5) business days after the Corporation’s request, deliver to the Secretary an executed agreement, in a form provided by and reasonably satisfactory to the Corporation, representing and agreeing that the proposed nominee: (i) has read and will comply with all corporate-governance, conflict-of-interest, stock-ownership, confidentiality, securities-trading and other policies and guidelines of the Corporation applicable to directors; (ii) is not and will not become a party to any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity concerning how the nominee, if elected, will act or vote on any issue or question, except for a Voting Commitment fully disclosed to the Corporation that would not limit or interfere with the nominee’s ability to comply with fiduciary duties under applicable law; (iii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation concerning direct or indirect compensation, reimbursement, indemnification or other benefit in connection with the nominee’s nomination, candidacy or service as a director, except for a Compensation Arrangement fully disclosed to the Corporation; (iv) if elected, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations; (v) if elected, will act in the best interests of the Corporation and its Stockholders and not as a representative of, or in the interests of, any individual constituency; (vi) intends to serve for the full term for which the nominee is standing for election; (vii) consents to being named in the Corporation’s proxy statement, notice of meeting and form of proxy as a nominee of the Stockholder and to serving as a director if elected; and (viii) will provide true, complete and non-misleading information and promptly notify the Corporation of any change.

(b) The proposed nominee shall complete, sign and submit, within five (5) business days after receipt, all questionnaires required of the Corporation’s directors or director nominees and shall provide, within five (5) business days after request, such additional information as the Corporation reasonably determines is necessary to determine the nominee’s qualifications, independence, relationships with the Corporation, compliance with policies and guidelines, whether the nominee has been subject to any event specified in Item 401(f) of Regulation S-K or any order specified in Rule 506(d) of Regulation D under the Securities Act of 1933, as amended, and any other matter material to the nominee’s eligibility or the Stockholders’ voting decision. The proposed nominee shall authorize the Corporation to conduct customary background and qualification inquiries and shall make himself or herself available for interviews with the Board of Directors or any committee thereof within ten (10) business days after request.

(c) The Secretary shall provide the forms of questionnaire and agreement within two (2) business days after receiving a written request from a Stockholder of record that identifies the proposed nominee. For purposes of this Section, “
Voting Commitment
” means any agreement, arrangement, understanding, commitment or assurance concerning how a nominee will act or vote, and “
Compensation Arrangement
” means any agreement, arrangement or understanding concerning direct or indirect compensation, reimbursement, indemnification or other benefit in connection with nomination, candidacy or service as a director.

Section 2.15 Telephonic and Electronic Meetings

Stockholders may participate in a meeting through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to verify the identity of each participant and to provide Stockholders a reasonable opportunity to participate, communicate, read or hear the proceedings substantially concurrently and vote on matters submitted to them, in each case in accordance with NRS 78.320. Participation in accordance with this Section constitutes presence in person at the meeting.

Bylaws of Avid Gold, Inc.

Article III.
DIRECTORS

Section 3.01 General Powers; Performance of Duties

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except to the extent properly delegated to officers of the Corporation or as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation.

Section 3.02 Number, Tenure, and Qualifications

The authorized number of directors shall be not fewer than one (1) nor more than fifteen (15), with the exact number fixed from time to time exclusively by resolution of the Board of Directors, subject to the Articles of Incorporation and NRS 78.115. Each director must be a natural person at least eighteen (18) years of age. Directors need not be Stockholders or residents of Nevada. Each director shall hold office until a successor is elected or appointed and qualified or until the director’s earlier death, resignation, retirement, disqualification or removal. No reduction in the authorized number of directors shall shorten the term of an incumbent director.

Section 3.03 Chairman of the Board

(a) The Board of Directors may elect a Chairman of the Board from among the directors. When present, the Chairman shall preside at all meetings of the Stockholders and the Board of Directors, shall perform the duties commonly incident to the office and shall perform such other duties and exercise such other powers as the Board of Directors, these Bylaws or applicable law may designate. If the office of President is vacant and no President is serving, the Chairman shall also serve as the Chief Executive Officer and shall have the powers and duties assigned to the Chief Executive Officer under these Bylaws until a President or Chief Executive Officer is elected or appointed, unless otherwise waived by the Chairman.

(b) Notwithstanding any other provision of these Bylaws, and subject to the Articles of Incorporation and applicable law, the Chairman shall have the power, exercisable in the Chairman’s sole discretion by written notice delivered to the Board of Directors at any time, including after commencement of the meeting and whether or not the Chairman is present, with immediate effect: (i) if a regular or special meeting of the Board of Directors has commenced, to suspend, recess and postpone the meeting or any specific agenda item; or (ii) if the meeting has not commenced, to postpone the meeting or any specific agenda item. The Chairman may select the reconvened or postponed date, time and place in the Chairman’s sole discretion, provided that the meeting or agenda item must be reconvened or considered not later than thirty (30) days after the date on which the meeting or agenda item was originally scheduled. The written notice shall specify the reconvened or postponed date, time and place or state that they will be fixed by a supplemental notice delivered in accordance with Section 3.10. No postponement shall invalidate or affect any action duly taken before the notice became effective or extend a period fixed by applicable law beyond the maximum period permitted by law.

Bylaws of Avid Gold, Inc.

Section 3.04 Lead Independent Director

In the event that the Board of Directors elects a Chairman of the Board who is an employee of the Corporation, the Board may also elect a Lead Independent Director who shall preside at all meetings of the Board of Directors and Stockholders at which he or she shall be present and the Chairman of the Board is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.05 Removal and Resignation of Directors

Subject to the Articles of Incorporation, any preferred stock designation, and NRS 78.335, a director may be removed only at a meeting of Stockholders called for that purpose and only by the vote of holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote in the election of directors; provided that a director elected by a class or series may be removed only by the vote of that class or series. Any special rules applicable to cumulative voting shall be governed by NRS 78.335. A director may resign by written notice or electronic transmission to the Chairman of the Board, the Chief Executive Officer or the Secretary. The resignation is effective when delivered unless a later effective time is specified.

Section 3.06 Vacancies; Newly Created Directorships

Unless otherwise provided in the Articles of Incorporation, any preferred stock designation, any vacancy or newly created directorship may be filled exclusively by the affirmative vote of a majority of the remaining directors, even if fewer than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall serve for the remainder of the term of the director whose position became vacant, and a director elected to fill a newly created directorship shall serve until the next election of the class, if any, to which the director is assigned, in each case until a successor is elected and qualified or the director’s earlier death, resignation, retirement, disqualification or removal.

Section 3.07 Regular Meetings

Regular meetings of the Board of Directors may be held at such places, if any, within or without the State of Nevada and at such times as the Board of Directors may from time to time determine.

Section 3.08 Special Meetings

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Lead Independent Director, the Chief Executive Officer, the President, the Secretary or a majority of the directors then in office. The person or persons calling the meeting may fix its date, time and place.

Bylaws of Avid Gold, Inc.

Section 3.09 Place of Meetings

Any regular or special meeting of the directors of the Corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.10 Notice of Meetings

Notice of a special meeting shall be given to each director at least twenty-four (24) hours before the meeting if delivered personally, by telephone, facsimile, electronic transmission or nationally recognized overnight courier, or at least three (3) days before the meeting if mailed. Notice is effective when sent to the address or electronic address appearing in the Corporation’s records. A director may waive notice before or after the meeting in a signed writing or electronic transmission. Attendance constitutes waiver of notice except when a director attends solely to object at the beginning of the meeting that the meeting was not lawfully called or convened. The business to be transacted need not be stated in the notice.

Section 3.11 Quorum; Adjourned Meetings

(a) Unless the Articles of Incorporation or these Bylaws provide for a different proportion, a majority of the directors then in office constitutes a quorum. The filling of vacancies may be effected as provided in Section 3.06 and NRS 78.335 notwithstanding the absence of a quorum.

(b) If a quorum is not present, a majority of the directors present may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present, any business may be transacted that could have been transacted at the original meeting.

Section 3.12 Manner of Acting; Presumption of Assent

Except as otherwise provided by the Articles of Incorporation or any preferred stock designation, these Bylaws or applicable law, the act of directors holding a majority of the voting power of the directors present at a meeting at which a quorum is present is the act of the Board of Directors. A director present at a meeting is presumed to have assented to an action unless the director’s dissent or abstention is entered in the minutes or delivered in writing to the secretary of the meeting before adjournment or to the Secretary promptly after adjournment. This right does not apply to a director who voted in favor of the action.

Section 3.13 Telephonic and Electronic Meetings

Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to verify the identity of each participant and provide the directors or committee members a reasonable opportunity to participate, communicate, read or hear the proceedings substantially concurrently and vote on matters submitted to them. Participation in a meeting pursuant to this Section 3.13 constitutes presence in person at the meeting.

Section 3.14 Action Without Meeting

Unless restricted by the Articles of Incorporation or these Bylaws, an action required or permitted to be taken at a meeting of the Board of Directors or a committee may be taken without a meeting by written consent or electronic transmission in accordance with NRS 78.315. The consent need not be signed by a director who validly abstains in writing as a common or interested director, or as a director who is a party to a proceeding, if all statutory conditions are satisfied. The consent or consents and any written abstention shall be filed with the minutes.

Bylaws of Avid Gold, Inc.

Section 3.15 Powers and Duties

(a) Except as otherwise provided by the NRS or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation and may exercise all powers of the Corporation. The Board may delegate authority to committees, officers, employees and agents to the fullest extent permitted by law, including authority to subdelegate.

(b) In approving an agreement, instrument or other document, the Board of Directors may approve it in final form or in such preliminary form as the directors deem appropriate in their business judgment, consistent with NRS 78.315.

(c) The Board of Directors or the chairman of a Stockholders’ meeting may require voting by written or electronic ballot and may submit any contract, transaction or act for approval or ratification by the Stockholders.

Section 3.16 Committees

(a) The Board of Directors may designate one or more committees, each consisting of one or more directors, and may appoint alternate members. Each committee shall have the authority provided in the resolution establishing it, except authority that may not be delegated under applicable law, the Articles of Incorporation or these Bylaws.

(b) In the absence or disqualification of a committee member, the members present and not disqualified, whether or not they constitute a quorum, may unanimously appoint another director to act in the absent or disqualified member’s place for that meeting. Committee members and alternates serve at the pleasure of the Board of Directors.

(c) Each committee shall keep minutes and report to the Board of Directors as requested. The Board may change committee membership, fill vacancies or remove members at any time.

(d) A majority of the authorized members of a committee constitutes a quorum, and the act of a majority of the voting power of the members present at a meeting at which a quorum is present is the act of the committee. If a quorum is absent, the members present may adjourn without further notice.

(e) Committee meetings may be held and actions may be taken in the same manner as meetings and actions of the Board of Directors, including through remote communications and written consent in accordance with NRS 78.315. The Board of Directors may establish compensation for committee service.

Section 3.17 Compensation

The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity, including serving as a member of a committee of the Board of Directors. If the Board of Directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary or other compensation as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Any director of the Corporation may decline any or all such compensation payable to such director in his or her discretion.

Section 3.18 Organization

Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in the absence of the Chairman of the Board by the Lead Independent Director, or in his or her absence by a chairman chosen at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

Bylaws of Avid Gold, Inc.

Article IV.
OFFICERS

Section 4.01 Election

The Board of Directors shall elect and appoint a president, a secretary and a treasurer. Said officers shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors. Any individual may hold two or more offices.

Section 4.02 Removal; Resignation

Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.03 Vacancies

If any vacancy occurs in any office of the Corporation, the Board of Directors may appoint a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.04 Chairman of the Board

The Chairman of the Board shall have the duties and powers set forth in Section 3.03, shall advise and counsel the Chief Executive Officer and other officers of the Corporation and shall perform such other duties and exercise such other powers as the Board of Directors may designate from time to time. The Board of Directors may designate the Chairman as a Non-Executive Chairman, who shall not be considered an employee or officer solely by virtue of that position, or as an Executive Chairman, who shall be considered an employee and executive officer. If the office of President is vacant and no President is serving, the Chairman shall also serve as the Chief Executive Officer as provided in Section 3.03.

Bylaws of Avid Gold, Inc.

Section 4.05 Chief Executive Officer

The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 4.06 President

The president, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.07 Chief Financial Officer

The Board of Directors may elect a Chief Financial Officer. The Chief Financial Officer shall in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.08 Vice Presidents

The Board of Directors may elect one or more vice presidents. In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the president, these Bylaws or as may be provided by law.

Section 4.09 Secretary

The Secretary shall attend meetings of the Stockholders, the Board of Directors and committees when requested and shall keep, or cause to be kept, minutes of the proceedings in books or electronic records maintained for that purpose. The Secretary shall keep, or cause to be kept, the stock ledger and other records required by law; give or cause to be given notices required by these Bylaws or law; serve as custodian of the corporate seal and records; and perform the other duties incident to the office or assigned by the Board of Directors, the Chief Executive Officer or the President.

Section 4.10 Assistant Secretaries

An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Bylaws of Avid Gold, Inc.

Section 4.11 Treasurer

The treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chairman of the Board, if any, the chief executive officer, if any, or the president. The treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law. The treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer of the Corporation has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.12 Assistant Treasurers

An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, the president, the treasurer, these Bylaws or as may be provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the assistant treasurer, and for restoration to the Corporation, in the event of the assistant treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.

Section 4.13 Other Officers

The Board of Directors may appoint, or empower the Chief Executive Officer, or any other duly appointed officer of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board, Chief Executive Officer, or other designated officer may from time to time determine.

Section 4.14 Execution of Negotiable Instruments, Deeds and Contracts

All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

Bylaws of Avid Gold, Inc.

Article V.
CAPITAL STOCK

Section 5.01 Issuance

Shares of the Corporation’s authorized stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.02 Stock Certificates and Uncertificated Shares

(a) Shares may be represented by certificates or may be uncertificated, as authorized by the Board of Directors and permitted by NRS 78.235. Certificates shall be in a form approved by the Board of Directors and signed by officers or agents designated by the Board. Facsimile or electronic signatures may be used to the extent permitted by law. The validity of a certificate is not affected by the later cessation from office of a person whose signature appears on it.

(b) Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the registered owner the written statement required by NRS 78.235. Within ten (10) days after receiving a written request from the registered owner, the Corporation shall provide the additional statement required by NRS 78.235. Except as otherwise provided by law or any preferred stock designation, rights and obligations of Stockholders are identical whether shares are certificated or uncertificated.

(c) Each certificate and each statement for uncertificated shares shall contain the information and legends required by the NRS, federal and state securities laws, the Articles of Incorporation, any certificate of designation and any agreement binding on the Corporation or the holder.

(d) The Corporation may treat the registered holder as the absolute owner of shares for all purposes, subject to applicable law and any procedures established by the Board of Directors or the Corporation’s transfer agent.

Section 5.03 Surrendered; Lost or Destroyed Certificates

The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Bylaws of Avid Gold, Inc.

Section 5.04 Replacement Certificate

When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of Stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.05 Transfer of Shares

No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment, unless such requirement is waived by the Board of Directors. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. Subject to the provisions hereof, the Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if, unless waived by the Board of Directors:

(a)
Endorsement
. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

(b)
Guaranty and Effectiveness of Signature
. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

(c)
Adverse Claims
. The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim;

(d)
Collection of Taxes
. Any applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

(e)
Additional Requirements Satisfied
. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

Bylaws of Avid Gold, Inc.

Section 5.06 Transfer Agent; Registrars

The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.07 Miscellaneous

The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Article VI.
DISTRIBUTIONS

The Board of Directors may declare and pay distributions in cash, property, shares or other consideration, subject to the Articles of Incorporation, NRS 78.288 and other applicable law. No distribution shall be made if prohibited by NRS 78.288. The Board of Directors may fix a record date for a distribution in accordance with Section 2.05 and NRS 78.350.

Article VII.
RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.01 Records

The Corporation shall maintain the records required by NRS 78.105 at its principal office or with a custodian designated in accordance with that statute, and may maintain other records at such places and in such form, including electronic form, as the Board of Directors determines. Inspection rights shall be limited to those required by NRS 78.257 and other applicable law and may be conditioned on execution of a reasonable confidentiality agreement and compliance with reasonable procedures to the fullest extent permitted by law.

Section 7.02 Corporate Seal

The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.03 Fiscal Year-End

The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Article VIII.
INDEMNIFICATION

Section 8.01 Indemnification and Insurance

(a) Definitions. “
Indemnitee
” means a person who is or was a director or officer of the Corporation or who, while serving as a director or officer, is or was serving at the request of the Corporation as a director, officer, employee, agent, partner, member, manager, trustee or fiduciary of another entity or enterprise. “
Proceeding
” means any threatened, pending or completed action, suit, arbitration, inquiry, investigation or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation.

Bylaws of Avid Gold, Inc.

(b) Indemnification. The Corporation shall indemnify each Indemnitee to the fullest extent permitted by NRS 78.7502, NRS 78.751 and other applicable law against expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by reason of the fact that the person is or was an Indemnitee. The Corporation shall indemnify an Indemnitee who is successful on the merits or otherwise in defense of any Proceeding, or any claim, issue or matter therein, to the extent required by NRS 78.751. The termination of a Proceeding by judgment, order, settlement, conviction or plea does not, by itself, create a presumption that the applicable standard of conduct was not satisfied.

(c) Advancement. The Corporation shall advance expenses incurred by an Indemnitee in defending or participating in a Proceeding before final disposition upon receipt of an undertaking by or on behalf of the Indemnitee to repay the amounts if it is ultimately determined by a court of competent jurisdiction that the Indemnitee is not entitled to indemnification. The undertaking need not be secured and shall be accepted without regard to the Indemnitee’s ability to repay.

(d) Determination and Presumptions. Any determination required for indemnification shall be made in the manner provided by NRS 78.751. An Indemnitee shall be presumed to be entitled to indemnification and advancement under this Article, and the Corporation shall have the burden of proving that the Indemnitee is not entitled. Neither the failure of the Corporation to make a determination before commencement of an enforcement action nor an adverse determination shall be a defense to the action or create a presumption against entitlement.

(e) Enforcement. If a claim for indemnification is not paid in full within sixty (60) days after receipt by the Corporation, or a claim for advancement is not paid in full within twenty (20) days, the Indemnitee may bring an action to recover the unpaid amount. If the Indemnitee is successful in whole or in part, the Corporation shall pay the expenses incurred in prosecuting the claim. In any such action, the Corporation shall be precluded from asserting that the procedures and presumptions of this Article are not valid, binding and enforceable.

(f) Contract Rights; Continuation. The rights provided by this Article are contract rights that vest when a person becomes a director or officer, continue after service has ceased and inure to the benefit of the person’s heirs, executors and administrators. No amendment, repeal or adoption of an inconsistent provision shall eliminate or impair rights with respect to an act or omission occurring before the change.

(g) Non-Exclusivity. The rights provided by this Article are not exclusive of any rights under the Articles of Incorporation, an agreement, a vote of Stockholders or disinterested directors, applicable law or otherwise. The Corporation may enter into indemnification agreements and may grant rights to employees and agents on such terms as the Board of Directors determines.

(h) Primary Obligor. The Corporation is the primary obligor with respect to indemnification and advancement provided by this Article. Any obligation of another person to indemnify or advance expenses to an Indemnitee is secondary, and the Corporation shall not seek contribution or subrogation from such person except to the extent the Indemnitee has actually received duplicate payment.

(i) Insurance and Financial Arrangements. The Corporation may purchase and maintain insurance and may establish self-insurance, trusts, security interests, letters of credit, guarantees, sureties or any other financial arrangement on behalf of any director, officer, employee or agent to the fullest extent permitted by NRS 78.752. In the absence of fraud, the Board of Directors’ determination concerning the terms and provider of any such arrangement is conclusive, even if a director approving the arrangement is a beneficiary.

Bylaws of Avid Gold, Inc.

(j) Indemnification Contracts and Funding. Without further Stockholder approval, the Corporation may enter into contracts with any person who is or was a director or officer in furtherance of this Article VIII and may create a trust fund, grant a security interest or use any other means, including a letter of credit, to ensure payment of such amounts as may be necessary to effect indemnification or advancement as provided in this Article VIII. Any such contract or arrangement may provide rights broader than those stated in this Article to the fullest extent permitted by law.

(k) Exclusions. No indemnification shall be provided for a Proceeding initiated by an Indemnitee against the Corporation or its directors, officers, employees or agents unless the Proceeding was authorized by the Board of Directors, seeks to enforce rights under this Article or an indemnification agreement, or indemnification is otherwise required by law. No person shall be indemnified for liabilities incurred solely in the person’s capacity as a Stockholder and not by reason of service to the Corporation.

(l) Severability. If any provision of this Article is held invalid, the remaining provisions shall remain effective, and this Article shall be construed to provide the broadest indemnification and advancement permitted by law.

Section 8.02 Amendment

Any repeal or amendment of this Article VIII, or adoption of a provision inconsistent with it, that is adverse to a director or officer shall apply only prospectively and shall not limit any right with respect to an act or omission occurring before the change.

Article IX.
CHANGES IN NEVADA LAW

References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed;
provided
 that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in
Article VIII
 hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by Stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

Article X.
GENERAL PROVISIONS

Section 10.01 Evidence of Authority

A certificate of the Secretary, an Assistant Secretary or a temporary secretary as to any action taken by the Stockholders, the Board of Directors, a committee or any officer or representative of the Corporation shall be conclusive evidence of the action as to any person who relies on the certificate in good faith.

Bylaws of Avid Gold, Inc.

Section 10.02 Articles of Incorporation

References in these Bylaws to the Articles of Incorporation mean the Articles of Incorporation of the Corporation, as amended, restated or otherwise modified and in effect from time to time.

Section 10.03 Saving Clause

These Bylaws are subject to the Articles of Incorporation and applicable law. If any provision conflicts with the Articles of Incorporation or applicable law, the provision is invalid only to the extent of the conflict, and the remaining provisions remain effective.

Section 10.04 Construction

Words used in any gender include all genders, and words used in the singular or plural include the plural or singular, as the context requires.

Section 10.05 Exclusive Forum

To the fullest extent permitted by law, and unless the Corporation consents in writing to another forum, the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada, or, if that court lacks jurisdiction, another state court located in Nevada, shall be the sole and exclusive forum for any action, suit or proceeding (i) brought in the name or right of the Corporation or on its behalf, (ii) asserting a breach of a duty owed by any current or former director, officer, employee, agent or Stockholder of the Corporation to the Corporation or its Stockholders, (iii) constituting an internal action within the meaning of NRS 78.046, including an action arising under Chapters 78 or 92A of the NRS, the Articles of Incorporation, these Bylaws or an agreement entered into under NRS 78.365, (iv) to interpret, apply, enforce or determine the validity of the Articles of Incorporation, any preferred stock designation, or these Bylaws, or (v) governed by the internal-affairs doctrine. To the fullest extent permitted by law, and unless the Corporation consents in writing to another forum, the federal district courts of the United States shall be the sole and exclusive forum for any claim arising under the Securities Act of 1933, as amended. This Section does not apply to claims arising under the Exchange Act or any claim for which the federal courts have exclusive jurisdiction. Any person acquiring an interest in securities of the Corporation shall be deemed to have notice of and consented to this Section.

Article XI.
AMENDMENTS

(a) These Bylaws may be adopted, amended or repealed by the vote at a duly called meeting, or by the written consent, of holders of a majority of the voting power of the outstanding shares entitled to vote thereon, subject to the Articles of Incorporation and applicable law.

(b) By the Board of Directors. Subject to the right of Stockholders to adopt, amend or repeal these Bylaws, these Bylaws may be adopted, amended or repealed by the Board of Directors in accordance with NRS 78.120. A Bylaw adopted by the Stockholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal these Bylaws. In no event shall any amendment, modification or repeal of these Bylaws adopted by the Stockholders pursuant to subsection (a) be amended, modified or repealed by the Board of Directors without approval of the Stockholders pursuant to subsection (a). Notwithstanding the foregoing, this Article XI, including this subsection (b), may be amended or repealed only by the vote or written consent of holders of a majority of the voting power of the outstanding shares entitled to vote thereon pursuant to subsection (a).

Bylaws of Avid Gold, Inc.

SECRETARY’S CERTIFICATE

OF ADOPTION OF

BYLAWS

OF

Avid Gold, Inc.

I, the undersigned, do hereby certify:

1.	That I am the duly elected and acting Secretary of Avid Gold, Inc., a Nevada corporation (the “ Corporation ”).

2.	That the foregoing Bylaws constitute the Bylaws of the Corporation as adopted by the Board of Directors of the Corporation effective as of [_____________], 2026.

IN WITNESS WHEREOF, I have hereunto subscribed my name as of ___________________.

By: _________________________
Printed Name:___________________________

Secretary

Appendix E

This form cannot be hand written.

Link to Guide Sheet | Print Form | Clear Form

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Articles of Amendment to Articles of Incorporation (Profit)

Entity Number: 8135534-0142

Non-Refundable Processing Fee: $37.00

Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: Nu-Med Plus, Inc.

2. The date the following amendment(s) was adopted: ______________________

3. If changing the corporation name, the new name of the corporation is:
Avid Gold, Inc.

4. The text of each amendment adopted (include attachment if additional space needed):

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

____

6. Indicate the manner in which the amendment(s) was adopted (mark only one):

☐ Adopted by Incorporators or Board of Directors – Shareholder action not required.

☑ Adopted by Shareholders – Number of votes cast for amendment was sufficient for approval.

7. Delayed effective date (if not to be effective upon filing) ____________(MM-DD-YYYY *not to exceed 90 days*)

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By: ______________________

Title: ______________________

Date: ______________________

Under GRAMA {63G-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporations.utah.gov

08/23

Appendix F

This form cannot be hand written.

Link to Guide Sheet | Print Form | Clear Form

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Articles of Amendment to Articles of Incorporation (Profit)

Entity Number: 8135534-0142

Non-Refundable Processing Fee: $37.00

Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: Nu-Med Plus, Inc.

2. The date the following amendment(s) was adopted: ______________________

3. If changing the corporation name, the new name of the corporation is:

____

4. The text of each amendment adopted (include attachment if additional space needed):

[See Exhibit A Attached]

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

____

6. Indicate the manner in which the amendment(s) was adopted (mark only one):

☐ Adopted by Incorporators or Board of Directors – Shareholder action not required.

☑ Adopted by Shareholders – Number of votes cast for amendment was sufficient for approval.

7. Delayed effective date (if not to be effective upon filing) ______________(MM-DD-YYYY *not to exceed 90 days*)

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By: ______________________

Title: ______________________

Date: ______________________

Under GRAMA {63G-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporations.utah.gov

08/23

Exhibit A

Article III – Authorized Shares is amended to add the following paragraph at the end thereof:

Reverse Stock Split of Outstanding Common Stock
.

Effective as of the effective date and time of these Articles of Amendment to Articles of Incorporation (Profit), as set forth under “
Delayed effective date (if not to be effective upon filing)
” herein, or, if no delayed effective date or time is specified, upon the filing of these Articles of Amendment to Articles of Incorporation (Profit) with the Utah Division of Corporations and Commercial Code (the “
Effective Time
”), every
twenty-seven (27)
shares of the Corporation’s common stock, par value $0.001 per share (the “
Common Stock
”), issued and outstanding immediately prior to the Effective Time shall automatically, and without any further action on the part of the Corporation or any holder thereof, be combined and reclassified into one (1) fully paid and nonassessable share of Common Stock (the “
Reverse Stock Split
”).

No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Each holder of record of Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split, after aggregating all shares of Common Stock held of record by such holder immediately prior to the Effective Time, shall instead be entitled to receive one (1) additional whole share of Common Stock.

Each certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically represent the number of whole shares of Common Stock into which the shares represented thereby have been combined and reclassified pursuant to the Reverse Stock Split, including any additional whole share to which the holder thereof is entitled in lieu of a fractional share as provided above, without the need for surrender or exchange thereof. The Corporation may, in its discretion, issue new certificates or book-entry statements reflecting the number of shares of Common Stock held following the Reverse Stock Split.

The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, the par value thereof, or the designation, rights, preferences, powers or limitations of any previously designated series of Preferred Stock including, but not limited to the Corporation’s previously designated Series A Preferred Stock and Series X Preferred Stock.”

FORM OF PROXY
(SEE ATTACHED)

NU-MED PLUS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
annual meeting OF STOCKHOLDERS – DECEMBER 14, 2026 at 11:00 AM cENTRAL STANDARD TIME
CONTROL ID:
The undersigned stockholder of Nu-Med Plus, Inc., a Utah corporation (the “
Company
”), hereby acknowledges receipt of the Notice of Virtual Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around November 13, 2026, and hereby appoints William Hayde and Fred Tejada (the “
Proxies
”), each individually, with full power to act in the absence of the other, with full power of substitution and authority to act as proxies and attorney in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2026 annual meeting of Stockholders of the Company, to be held on December 14, 2026, at 11:00 am central standard time, at
www.ethigov.com/proxy/numd2026,
and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
VOTING INSTRUCTIONS

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 332-269-1149.

INTERNET:	https://www.ethigov.com/proxy/numd2026

PHONE:	1-888-594-6952

MARK HERE FOR ADDRESS CHANGE
☐

New Address (if applicable):

__________________________________________
__________________________________________
__________________________________________

ANNUAL MEETING OF THE STOCKHOLDERS OF NU-MED PLUS, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
	Election of Directors		☐	☐

	William Hayde				☐
	Keith L. Merrell				☐
	Fred Tejada				☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Fruci & Associates II, PPLC, as the company’s independent auditors for the fiscal year ending December 31, 2026.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the company’s named executive officers.		☐	☐	☐
Proposal 4		→	1 Year	2 Years	3 Years	Abstain
	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the company’s named executive officers.		☐	☐	☐	☐
Proposal 5		→	FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to adopt the Nu-Med Plus, Inc. 2026 Equity Incentive Plan		☐	☐	☐
Proposal 6		→	FOR	AGAINST	ABSTAIN
	To authorize the reincorporation of the Company from the State of Utah to the State of Nevada (the “Reincorporation Proposal”)		☐	☐	☐
Proposal 7		→	FOR	AGAINST	ABSTAIN

To approve in connection with the Reincorporation or pursuant to a separate amendment to our Articles of Incorporation, to change our name from “Nu-Med Plus, Inc.” to “Avid Gold, Inc.” (the “Name Change Proposal”)
			☐	☐	☐
Proposal 8		→	FOR	AGAINST	ABSTAIN

To approve in connection with the Reincorporation or pursuant to a separate amendment to the Company’s Articles of Incorporation, to approve a reverse stock split of the Company’s outstanding common stock by a ratio of 1-for-27 (the “Reverse Split Proposal”)
			☐	☐	☐
Proposal 9		→	FOR	AGAINST	ABSTAIN

To approve in connection with the Reincorporation an increase in the number of authorized shares of our common stock, $0.001 par value per share, that we may issue from 90,000,000 to 500,000,000 (the “Authorized Common Share Increase Proposal”)
			☐	☐	☐
Proposal 10		→	FOR	AGAINST	ABSTAIN

To approve in connection with the Reincorporation an increase in the number of authorized shares of our preferred stock, $0.001 par value per share, that we may issue from 10,000,000 to 20,000,000 (the “Authorized Preferred Share Increase Proposal”)
			☐	☐	☐
Proposal 11		→	FOR	AGAINST	ABSTAIN

To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the Reincorporation Proposal, Name Change Proposal, Reverse Split Proposal, Authorized Common Share Increase Proposal or the Authorized Preferred Share Increase Proposal
			☐	☐	☐

IMPORTANT:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” all director nominees and “For” Proposals 1 through 3, and 5 through 11, and for “3 years” for Proposal 4, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

(Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)